                                                                            V.A.


     As filed with the Securities and Exchange Commission on May 1, 2000
                                                              File No. 333-19583
                                                              File No. 811-8015


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     [X]
                                    Post-Effective Amendment No.  6         [ ]
                                                                 ---



REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             [X]
                              Amendment No. 8


                      NATIONAL VARIABLE ANNUITY ACCOUNT II
                           (Exact Name of Registrant)

                         NATIONAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

                               National Life Drive
                            Montpelier, Vermont 05604
              (Address of Depositor's Principal Executive Offices)

                 Depositor's Telephone Number: (800) 537-7003

                             D. Russell Morgan, Esq.
                                     Counsel
                         National Life Insurance Company
                               National Life Drive
                            Montpelier, Vermont 05604


               (Name and Address of Agent for Service of Process)

                                    Copy to:

                            Stephen E. Roth, Esquire
                          Sutherland, Asbill & Brennan, LLP
                    1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2404



       It is proposed that this filing will become effective:
          immediately upon filing pursuant to paragraph (b) of Rule 485
------
  X       on May 1, 2000 pursuant to paragraph (b) of Rule 485
------
          60 days after filing pursuant to paragraph (a) of Rule 485
------
          on May 1, 1999 pursuant to paragraph (a) of Rule 485
------


                            ---------------------

                              CROSS REFERENCE SHEET
                       Pursuant to Rules 481(a) and 495(a)


Showing location in Part A (prospectus) and Part B (statement of additional information) of registration statement of information required by Form N-4


PART A

ITEM OF FORM N-4                     PROSPECTUS CAPTION

1.  Cover Page ..................... Cover Page

2.  Definitions .................... Definitions

3.  Synopsis ....................... Expense Tables;
                                     Introduction

4.  Condensed Financial
      Information .................. Advertising

5.  General

     (a)  Depositor ................ National Life Insurance
                                     Company
     (b)  Registrant ............... The Variable Account
     (c)  Portfolio Company ........ Underlying Fund Options
     (d)  Fund Prospectus .......... Underlying Fund Options
     (e)  Voting Rights ............ Voting Rights
     (f)  Administrators ........... N/A

6.  Deductions and Expenses

     (a)  General .................. Charges and Deductions;
                                     Introduction
     (b)  Sales Load ............... Charges and Deductions;
                                     Introduction
     (c)  Special Purchase Plan .... N/A
     (d)  Commissions .............. Distribution of the
                                     Contracts
     (e)  Expenses - Registrant .... Charges and Deductions;
                                     Introduction

     (f)  Fund Expenses ............ Charges and Deductions
     (g)  Organizational Expenses .. N/A


7.  Contracts

     (a)  Persons with Rights ...... Introduction; Changes to
                                     Variable Account;
                                     Detailed Description of
                                     Contract Provisions;
                                     Contract Rights; Optional
                                     Benefits; Voting Rights
     (b)  (i)  Allocation of
               Purchase Payments ... Introduction; Premium
                                     Payments; Free-Look
         (ii)  Transfers ........... Introduction; Transfers
        (iii)  Exchanges ........... Transfers; Assignments

     (c)  Changes .................. Detailed Description of
                                     Contract; Changes to
                                     Variable Account
     (d)  Inquiries ................ Cover page; Owner
                                     Inquiries

8.  Annuity Period ................. Annuity Payment Options

9.  Death Benefit .................. Death of Owner; Death of
                                     Annuitant Prior to the
                                     Annuitization Date

10. Purchases and Contract Value

     (a)  Purchases ................ Introduction; Issuance of
                                     a Contract; Premium
                                     Payments; Free Look;
                                     Transfers
     (b)  Valuation ................ Definitions; Value of a
                                     Variable Account
                                     Accumulation Unit
     (c)  Daily Calculation ........ Definitions; Value of a
                                     Variable Account
                                     Accumulation Unit
     (d)  Underwriter .............. Distribution of the
                                     Contracts

11. Redemptions

     (a)  - By Owners .............. Transfers; Surrender;
                                     Withdrawals; Payments;
                                     Annuity Payment Options;
                                     Federal Income Tax
                                     Considerations
          - By Annuitant ........... Transfers; Surrender;
                                     Withdrawals; Payments;
                                     Annuity Payment Options;
                                     Federal Income Tax
                                     Considerations
     (b)  Texas ORP ................ N/A
     (c)  Check Delay .............. N/A
     (d)  Lapse .................... N/A
     (e)  Free Look ................ Premium Payments; Free
                                     Look

12. Taxes .......................... Introduction; Required
                                     Distributions for Tax
                                     Sheltered Annuities;
                                     Required Distributions
                                     for Individual Retirement
                                     Annuities; Generation-
                                     Skipping Transfers; Loan
                                     Privilege-Tax Sheltered
                                     Annuities; Surrenders and
                                     Withdrawals under a Tax
                                     Sheltered Annuity
                                     Contact; Federal Income
                                     Tax Considerations.

13. Legal Proceedings .............. Legal Proceedings

14. Table of Contents for the
     Statement of Additional
     Information ................... Table of Contents of
                                     Statement of Additional
                                     Information

                                     PART A


                                   PROSPECTUS

                       Sentinel Advantage Variable Annuity

                               P R O S P E C T U S


                               Dated May 1, 2000


       National Life Insurance Company - Home 0ffice: National Life Drive,
                          Montpelier, Vermont 05604 -
                                 1-800-537-7003


        The Sentinel Advantage Contracts described in this prospectus are individual flexible premium variable annuity contracts supported by National Variable Annuity Account II (the "Variable Account"), a separate account of National Life Insurance Company ("National Life, "we, "our, or "us"). We allocate net Premium Payments to either the Fixed Account or to the Variable Account. The Variable Account is currently divided into 27 Subaccounts. Each Subaccount invests in shares of a corresponding underlying Fund option (each a "Fund") described below:


Funds                                        Investment Advisor
ALGER AMERICAN FUND
Alger American Small
  Capitalization Portfolio                   Fred Alger Management, Inc.
Alger American Growth Portfolio              Fred Alger Management, Inc.

VARIABLE INSURANCE PRODUCTS FUND
Equity-Income Portfolio                      Fidelity Investments
Growth Portfolio                             Fidelity Investments
High Income Portfolio                        Fidelity Investments
Overseas Portfolio                           Fidelity Investments


VARIABLE INSURANCE PRODUCTS FUND II
Index 500 Portfolio                          Fidelity Investments
Contrafund Portfolio                         Fidelity Investments

THE MARKET STREET FUND
Growth Portfolio                             Sentinel Advisors Company
Sentinel Growth Portfolio                    Sentinel Advisors Company
Aggressive Growth Portfolio                  Sentinel Advisors Company
Bond Portfolio                               Sentinel Advisors Company
Managed Portfolio                            Sentinel Advisors Company
Money Market Portfolio                       Sentinel Advisors Company
International Portfolio                      Boston Company Asset
                                              Management Inc.

J.P. MORGAN SERIES TRUST II
International Opportunities Portfolio        J.P. Morgan Asset
Small Company Portfolio                       Management, Inc.


STRONG VARIABLE INSURANCE FUNDS, INC.
Strong Mid Cap Growth Fund II                Strong Capital Management, Inc.


STRONG OPPORTUNITY FUND II, INC.             Strong Capital Management, Inc.

VAN ECK WORLDWIDE INSURANCE TRUST
Worldwide Bond Fund                          Van Eck Associates Corporation

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
VP Value Portfolio                           American Century Investment
                                              Management, Inc.

VP Income & Growth Portfolio                 American Century Investment
                                              Management, Inc.


GOLDMAN SACHS VARIABLE INSURANCE TRUST
International Equity                         Goldman Sachs Asset
                                              Management International
Global Income                                Goldman Sachs Asset
                                              Management International

CORE Small Cap Equity                        Goldman Sachs Asset Mgmt.
Mid Cap Value                                Goldman Sachs Asset Mgmt.


NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Partners Portfolio                           Neuberger Berman
                                              Management Incorporated


      We are currently planning to substitute new fund options for all seven of the Market Street Fund, Inc. portfolios, all four of the Goldman Sachs Variable Insurance Trust portfolios and the Van Eck Worldwide Bond Fund during 2000. Please see page __ of this Prospectus for more information.



      This Prospectus provides you with the basic information you should know before investing. You should read it and keep it for future reference. A Statement of Additional Information dated May 1, 2000 containing further information about the Contracts and the Variable Account is filed with the Securities and Exchange Commission. You can obtain a copy without charge from National Life Insurance Company by calling 1-800-537-7003, or writing to National Life at the address above. You may also obtain prospectuses for each of the underlying Fund options identified above without charge by calling or writing to the same telephone number or address.


      This Prospectus must be accompanied by current prospectuses or profiles for the Funds.

      Investments in these contracts are not deposits or obligations of, and are not guaranteed or endorsed by, the adviser of any of the underlying funds identified above, the U.S. government, or any bank or bank affiliate. Investments are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency.

      It may not be a good decision to purchase a Contract as a replacement for another type of variable annuity if you already own another flexible premium deferred variable annuity.

      The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of the Prospectus. Any representation to the contrary is a criminal offense.


      The Statement of Additional Information, dated May 1, 2000, is incorporated herein by reference. The Table of Contents for the Statement of Additional Information appears on page 51 of the Prospectus.

                                TABLE OF CONTENTS

                                                                                      Page
                                                                                      ----
  SUMMARY..............................................................................1
  SUMMARY OF CONTRACT EXPENSES.........................................................4
  UNDERLYING FUND ANNUAL EXPENSES......................................................5
  ACCUMULATION UNIT VALUES.............................................................8
  NATIONAL LIFE INSURANCE COMPANY, THE VARIABLE ACCOUNT, AND
       THE FUNDS.......................................................................9
         National Life Insurance Company...............................................9
         The Variable Account..........................................................9
         Underlying Fund Options.......................................................9
         Planned Substitutions.........................................................
         Additional Funds to be Offered in the Future..................................
DETAILED DESCRIPTION OF CONTRACT PROVISIONS............................................14
         Issuance of the Contract......................................................14
         Premium Payments..............................................................15
                 The Initial Premium Payment...........................................15
                 Subsequent Premium Payments...........................................15
                 Allocation of Net Premium Payments....................................15
         Transfers.....................................................................16
         Value of a Variable Account Accumulation Unit.................................16
                 Net Investment Factor.................................................16
         Determining the Contract Value................................................17
         Annuitization.................................................................17
                 Maturity Date.........................................................17
                 Election of Payment Options...........................................17
                 Frequency and Amount of Annuity Payments..............................17
         Annuitization - Variable Account..............................................18
                 Value of an Annuity Unit..............................................18
                 Assumed Investment Rate...............................................18
         Annuitization - Fixed Account.................................................18
         Annuity Payment Options.......................................................19
         Death of Owner................................................................19
         Death of Annuitant Prior to the Annuitization Date............................20
         Generation-Skipping Transfers.................................................20
         Ownership Provisions..........................................................20
CHARGES AND DEDUCTIONS.................................................................21
         Deductions from the Variable Account..........................................22
         Contingent Deferred Sales Charge..............................................22
         Annual Contract Fee...........................................................23
         Transfer Charge...............................................................23
         Premium Taxes.................................................................24
         Charge for Optional Enhanced Death Benefit Rider..............................24
         Other Charges.................................................................24
CONTRACT RIGHTS AND PRIVILEGES.........................................................24
         Free Look.....................................................................24
         Loan Privilege -Tax Sheltered Annuities.......................................25
         Surrender and Withdrawal......................................................26
         Payments......................................................................27
         Surrenders and Withdrawals Under a Tax-Sheltered Annuity Contract.............28
         Telephone Transaction Privilege...............................................29
         Available Automated Fund Management Features..................................29
                  Dollar Cost Averaging................................................29
                  Portfolio Rebalancing................................................29
                  Systematic Withdrawals...............................................30
         Contract Rights Under Certain Plans...........................................31



                                                                                      Page
THE FIXED ACCOUNT......................................................................31
         Minimum Guaranteed and Current Interest Rates.................................31
         Enhanced Fixed Account........................................................32
OPTIONAL ENHANCED DEATH BENEFIT RIDER..................................................33
FEDERAL INCOME TAX CONSIDERATIONS......................................................33
         Taxation of Non-Qualified Contracts...........................................34
         Taxation of Qualified Contracts...............................................35
         Possible Tax Law Changes......................................................36
GENDER NEUTRALITY......................................................................36
VOTING RIGHTS..........................................................................37
CHANGES TO VARIABLE ACCOUNT............................................................37
ADVERTISING............................................................................38
         Yield.........................................................................38
         Performance...................................................................38
DISTRIBUTION OF THE CONTRACTS..........................................................45
INSURANCE MARKETPLACE STANDARDS ASSOCIATION............................................46
FINANCIAL STATEMENTS...................................................................46
STATEMENTS AND REPORTS.................................................................46
OWNER INQUIRIES........................................................................46
LEGAL PROCEEDINGS......................................................................47
GLOSSARY...............................................................................48
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION...............................51

                                    SUMMARY

      This summary provides a brief description of some of the features and charges of the Contract. You will find more detailed information in the rest of this Prospectus, the Statement of Additional Information and the Contract. Please keep the Contract and its riders or endorsements, if any, together with the application. Together they are the entire agreement between you and us.

HOW DO I PURCHASE A CONTRACT?

      Generally, you may purchase a Contract if you are age 85 and younger. See "Issuance of a Contract," page 14. The initial Premium Payment must be at least $5,000 for Non-Qualified Contracts, and at least $1500 for Qualified Contracts. We may at our discretion permit initial Premium Payments lower than these minimums.

CAN I MAKE ADDITIONAL PREMIUM PAYMENTS?


      You may make additional Premium Payments at any time (except for Contracts purchased in Oregon and Massachusetts - see page 15), but must be at least $100 ($50 for IRA's). We may accept lower Premium Payments at our discretion if the Premium Payments are remitted electronically. The total of all Premium Payments under Contracts issued on the life of any one Owner (or Annuitant if the owner is not a natural person) may not exceed $1,000,000 without our prior consent (see "Premium Payments," page 15).


HOW DOES THE "FREE LOOK" RIGHT TO EXAMINE THE CONTRACT WORK?

      To be sure that you are satisfied with the Contract, you have a ten day free look right to examine the Contract. Some states may require a longer period. Within ten days of the day you receive the Contract, you may return the Contract to our Home Office at the address shown on the cover page of this Prospectus. When we receive the Contract, we will void the Contract and refund the Contract Value plus any charges assessed when the Contract was issued, unless otherwise required by state and/or federal law.


      In the case of IRA's and Contracts issued in states that require the return of Premium Payments, you may revoke the Contract during the free look period and we will refund Premium Payments.


WHAT IS THE PURPOSE OF THE VARIABLE ACCOUNT?

      The Variable Account is a separate investment account that consists of 27 Subaccounts. Amounts in the Variable Account will vary according to the investment performance of the Fund(s) in which your elected Subaccounts are invested. You may allocate Net Premium Payments among the Fixed Account and the 27 Subaccounts of the Variable Account. The assets of each Subaccount are invested in the corresponding portfolios of the Funds that are listed on the cover page of this Prospectus (see "The Variable Account" and "Underlying Fund Options," pages 9-14).

      We cannot give any assurance that any Subaccount will achieve its investment objectives. You bear the entire investment risk on the value of your Contract which you allocate to the Variable Account. The value your Contract may be more or less than the premiums paid.

HOW DOES THE FIXED ACCOUNT WORK?

      You may allocate all or part of your Net Premium Payments or make transfers from the Variable Account to the Fixed Account. Contract Value held in the Fixed Account will earn an effective annual interest rate of at least 3.0% (see "The Fixed Account", page 31).

WHEN WILL I RECEIVE PAYMENTS?

      After the Contract Value is transferred to a payment option, we will pay proceeds according to the Annuity Payment Option you select. If the Contract Value at the Annuitization Date is less than $3,500, the Contract Value may be distributed in one lump sum instead of annuity payments. If any annuity payment would be less than $100, we have the right to change the frequency of payments to intervals that will result in payments of at least $100. In no event will annuity payments be less frequent than annually (see "Annuitization - Frequency and Amount of Annuity Payments," page 17).

WHAT HAPPENS IF THE OWNER DIES BEFORE ANNUITIZATION?

      If (1) any Owner dies before the Contract Value is transferred to a payment option ("Annuitization"); (2) the Enhanced Death Benefit Rider is not elected; and (3) the Owner has not reached age 81, we will pay the Beneficiary the greater of (a) the Contract Value, or (b) the Net Premium Payments made to the Contract (less all withdrawals, and less all outstanding loans and accrued interest). The amount paid will be reduced by premium tax charges, if any. For more information, see "Death of Owner," page 19.

WHAT HAPPENS IF THE ANNUITANT DIES BEFORE ANNUITIZATION?

      If the Annuitant (who is not an Owner) dies before the Contract Value is transferred to a payment option, we will pay the Beneficiary a Death Benefit equal to the Cash Surrender Value, unless the Owner selects another available option (see "Death of Annuitant Prior to the Annuitization Date," page 20).

CAN I MAKE A WITHDRAWAL FROM MY CONTRACT?

      You may withdraw part or all of the Cash Surrender Value at any time before the Contract is Annuitized (see "Surrender and Withdrawal," page 26). A Withdrawal or a surrender may result in federal income tax, including a federal penalty tax (see "Federal Income Tax Considerations," page 33).

WHAT CHARGES WILL I PAY?

      Contingent Deferred Sales Charge: We do not deduct a sales charge from Premium Payments. However, if you surrender the Contract or make a Withdrawal, we will generally deduct from the Contract Value a Contingent Deferred Sales Charge not to exceed 7% of the lesser of the total of all Net Premium Payments made within 84 months prior to the date of the request to surrender or the amount surrendered (see "Contingent Deferred Sales Charge," page 22).

      Annual Contract Fee: We deduct an Annual Contract Fee of $30.00 payable on the Date of Issue and at each Contract Anniversary thereafter as long as the Contract Value is less than $50,000 (see "Annual Contract Fee," page 23).

      Administration Charge: We also deduct an Administration Charge each day at an annual rate of 0.15% from the assets of the Variable Account (see "Deductions from the Variable Account," page 22).

      Mortality and Expense Risk Charge: We deduct a mortality and expense risk charge each day from the assets of the Variable Account at an annual rate of 1.25% (see "Deductions from the Variable Account," page 22).

      Charge for Optional Enhanced Death Benefit Rider: If elected, we deduct an annual charge of 0.20% of the Contract Value for this option (see "Charge for Optional Enhanced Death Benefit Rider," page 24).

      Premium Taxes: If a governmental entity imposes premium taxes, we will make a deduction for premium taxes in a corresponding amount. Certain states impose a premium tax. Premium taxes may range up to 3.5% (see "Premium Taxes," page 24).

      Investment Management Fees: Charges for investment management services and operating expenses are deducted daily from each portfolio of each Fund (see "Underlying Fund Annual Expenses," page 5, and the accompanying Fund prospectuses).

ARE THERE ANY OTHER CONTRACT PROVISIONS?

      For information concerning other important Contract provisions, see "Contract Rights and Privileges," page 24, and the remainder of this Prospectus.

HOW WILL THE CONTRACT BE TAXED?

      For a brief discussion of our current understanding of the federal tax laws concerning us and the Contract, see "Federal Income Tax Considerations," page 33.

WHAT IF I HAVE QUESTIONS?

      We will be happy to answer your questions about the Contract or our procedures. Call or write to us at the phone number or address on the cover page. All inquiries should include the Contract number and the names of the Owner and the Annuitant.

      If you have questions concerning your investment strategies, please contact your registered representative.

                          SUMMARY OF CONTRACT EXPENSES

TRANSACTION EXPENSES

Sales Load Imposed on Purchases...................................................................None
Premium Taxes  ...................................................................................See below(1)
Contingent Deferred Sales Charge  (as a percentage of Net Premium Payments surrendered or withdrawn)(2)
        Number of Completed Years from Date of Premium Payment
                      0...........................................................................7%
                      1...........................................................................6%
                      2...........................................................................5%
                      3...........................................................................4%
                      4...........................................................................3%
                      5...........................................................................2%
                      6...........................................................................1%
                      7...........................................................................0%

VARIABLE ACCOUNT ANNUAL EXPENSES (DEDUCTED DAILY AS A PERCENTAGE OF VARIABLE ACCOUNT CONTRACT VALUE)
Mortality and Expense Risk Charge.................................................................1.25%
Administration Charge.............................................................................0.15%
                                                                                                 -------
Total Basic Variable Account Annual Percentage Expenses...........................................1.40%

ANNUAL CONTRACT FEE(3)............................................................................ $30

CHARGE FOR OPTIONAL ENHANCED DEATH BENEFIT RIDER(4)...............................................0.20%

(1) States may assess premium taxes on premiums paid under the Contract. Where National Life is required to pay this premium tax when a Premium Payment is made, it may deduct an amount equal to the amount of premium tax paid from the Premium Payment. National Life currently intends to make this deduction from Premium Payments only in South Dakota. In the remaining states which assess premium taxes, a deduction will be made only upon Annuitization, death of the Owner, or surrender. See "Premium Taxes", page 24.

(2) Each Contract Year, the Owner may withdraw without a Contingent Deferred Sales Charge (CDSC) an amount equal to 15% of the Contract Value as of the most recent Contract Anniversary. In addition, any amount withdrawn in order for the Contract to meet minimum Distribution requirements under the Code shall be free of CDSC. Withdrawals may be restricted for Contracts issued pursuant to the terms of a Tax-Sheltered Annuity. This CDSC-free Withdrawal privilege does not apply in the case of full surrenders and is non-cumulative; that is, free amounts not taken during any given Contract Year cannot be taken as free amounts in a subsequent Contract Year; in addition, New Jersey and Washington do not permit this CDSC-free Withdrawal provision, in which case a different CDSC-free Withdrawal provision will apply (see "Contingent Deferred Sales Charge", page 22).

(3) The Annual Contract Fee is assessed only upon Contracts which as of the Date of Issue or applicable Contract Anniversary, have a Contract Value of less than $50,000 and is not assessed on Contract Anniversaries after the Annuitization Date.

(4) This charge, which applies to the Contract Value, is assessed only if the Owner has elected the Enhanced Death Benefit Rider. See "Optional Enhanced Death Benefit Rider", page 33.

UNDERLYING FUND ANNUAL EXPENSES(5)(AS A PERCENTAGE OF UNDERLYING FUND AVERAGE NET ASSETS)



                                                       Management               Other          Total Mutual
                                                          Fees,               Expenses,       Fund Expenses,
                                                      after expense         after expense     after expense
                                                      reimbursement         reimbursement     reimbursement
                                                      -------------         -------------     -------------
Alger American Small Capitalization Portfolio             0.85%                 0.05%             0.90%
Alger American Growth Portfolio                           0.75%                 0.04%             0.79%
Fidelity VIP Fund-Equity Income Portfolio                 0.48%                 0.08%             0.56%
Fidelity VIP Fund-Growth Portfolio                        0.58%                 0.07%             0.65%
Fidelity VIP Fund-High Income Portfolio                   0.58%                 0.11%             0.69%
Fidelity VIP Fund-Overseas Portfolio                      0.73%                 0.14%             0.87%
Fidelity VIP Fund II-Index 500 Portfolio                  0.24%                 0.04%             0.28%
Fidelity VIP Fund II-Contrafund Portfolio                 0.58%                 0.07%             0.65%
Market Street Growth Portfolio                            0.32%                 0.16%             0.48%
Market Street Sentinel Growth Portfolio                   0.50%                 0.21%             0.71%
Market Street Aggressive Growth Portfolio                 0.41%                 0.16%             0.57%
Market Street Managed Portfolio                           0.40%                 0.17%             0.57%
Market Street Bond Portfolio                              0.35%                 0.17%             0.52%
Market Street International Portfolio                     0.75%                 0.23%             0.98%
Market Street Money Market Portfolio                      0.25%                 0.15%             0.40%
Strong Opportunity Fund II, Inc.                          1.00%                 0.10%             1.10%
Strong Mid Cap Growth Fund II                             1.00%                 0.10%             1.10%
Van Eck Worldwide Bond Fund                               1.00%                 0.22%             1.22%
American Century VP Value                                 1.00%                 0.00%             1.00%
American Century VP Income & Growth                       0.70%                 0.00%             0.70%
Goldman Sachs International Equity                        1.00%                 0.35%             1.35%
Goldman Sachs Global Income                               0.90%                 0.25%             1.15%
Goldman Sachs CORE Small Cap Equity                       0.75%                 0.25%             1.00%
Goldman Sachs Mid Cap Value                               0.80%                 0.25%             1.05%
J.P. Morgan International Opportunities                   0.60%                 0.60%             1.20%
J.P. Morgan Small Company                                 0.60%                 0.55%             1.15%
Neuberger Berman AMT Partners                             0.80%                 0.07%             0.87%


(5) The Fund expenses shown above are assessed at the underlying Fund level and are not direct charges against Variable Account assets or reductions from Contract Values. These underlying Fund expenses are taken into consideration in computing each underlying Fund's net asset value, which is the share price used to calculate the unit values of the Variable Account. The management fees and other expenses are more fully described in the prospectuses for each individual underlying Fund. The information relating to the underlying Fund expenses was provided by the underlying Fund and was not independently verified by National Life. In the absence of any voluntary fee waivers or expense reimbursements, the Management Fees, Other Expenses, and Total Expenses of the Funds listed below would have been as follows:



                                                          Management            Other             Total Mutual
                                                          Fees                  Expenses          Fund Expenses
                                                          ----                  --------          -------------
Fidelity VIP Fund-Equity Income Portfolio                 0.48%                 0.09%             0.57%
Fidelity VIP Fund-Growth Portfolio                        0.58%                 0.08%             0.66%
Fidelity VIP Fund-Overseas Portfolio                      0.73%                 0.18%             0.91%
Fidelity VIP Fund II-Index 500 Portfolio                  0.24%                 0.10%             0.34%
Fidelity VIP Fund II-Contrafund Portfolio                 0.58%                 0.09%             0.67%
Strong Mid Cap Growth Fund II                             1.00%                 0.20%             1.20%
Strong Opportunity Fund II, Inc.                          1.00%                 0.20%             1.20%
Goldman Sachs International Equity                        1.00%                 0.77%             1.77%
Goldman Sachs Global Income                               0.90%                 1.78%             2.68%
Goldman Sachs CORE Small Cap Equity                       0.75%                 0.75%             1.50%
Goldman Sachs Mid Cap Value                               0.80%                 0.42%             1.22%
J.P. Morgan International Opportunities                   0.60%                 1.38%             1.98%
J.P. Morgan Small Company                                 0.60%                 1.97%             2.57%

It is anticipated that these reimbursement arrangements will continue, but there are no legal obligations to continue these arrangements for any particular period of time; if they are terminated the affected Fund's expenses may increase.

Information with respect to the expenses of certain underlying funds we anticipate substituting for other funds later in the year is set forth below.


                                                          Management            Other             Total Mutual
                                                          Fees                  Expenses          Fund Expenses
                                                          ----                  --------          -------------
Fidelity VIP II Investment Grade Bond Portfolio           0.43%                 0.11%             0.54%
Neuberger Berman AMT Balanced Portfolio                   0.85%                 0.17%             1.02%


EXAMPLE


The following charts depict the dollar amount of expenses that would be incurred under this Contract assuming a $1000 investment and 5% annual return, and no election of the optional Enhanced Death Benefit Rider. THESE DOLLAR FIGURES ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN BELOW.



Currently Available Subaccounts:

                                            If you surrender your             If you do not surrender
                                            Contract at the end of            your Contract at the end of
                                            the applicable time period.       the applicable time period.

Subaccount*                                 1 Yr.   3 Yrs.  5 Yrs.  10 Yrs.   1 Yr.   3 Yrs.  5 Yrs.  10 Yrs.
Alger American Small Capitalization         94      123     154     266       24      73      124     266
Alger American Growth                       93      119     149     255       23      69      119     255
Fidelity VIP Fund-Equity Income             90      113     138     232       20      63      108     232
Fidelity VIP Fund-Growth                    91      115     142     241       21      65      112     241
Fidelity VIP Fund-High Income               92      117     144     245       22      67      114     245
Fidelity VIP Fund-Overseas                  93      122     153     263       23      72      123     263
Fidelity VIP Fund II-Index 500              88      104     123     203       18      54      93      203
Fidelity VIP Fund II-Contrafund             91      115     142     241       21      65      112     241
Market Street Growth                        90      110     134     224       20      60      104     224
Market Street Sentinel Growth               92      117     145     247       22      67      115     247
Market Street Aggressive Growth             90      113     138     233       20      63      108     233
Market Street Managed                       90      113     138     233       20      63      108     233
Market Street Bond                          90      111     136     228       20      61      106     228
Market Street International                 94      125     158     273       24      75      128     273
Market Street Money Market                  89      108     130     215       19      58      100     215
Strong Opportunity Fund II, Inc.            96      129     164     285       26      79      134     285
Strong Mid Cap Growth Fund II               96      129     164     285       26      79      134     285
Van Eck Worldwide Bond Fund                 97      132     170     296       27      82      140     296
American Century VP Value                   95      126     159     275       25      76      129     275
American Century VP Income & Growth         92      117     145     246       22      67      115     246
Goldman Sachs International Equity          98      136     176     309       28      86      146     309
Goldman Sachs Global Income                 96      130     167     290       26      80      137     290
Goldman Sachs CORE Small Cap Equity         95      126     159     275       25      76      129     275
Goldman Sachs Mid Cap Equity                95      127     162     280       25      77      132     280
J.P. Morgan International Opportunities     97      131     169     294       27      81      139     294
J.P. Morgan Small Company                   96      130     167     290       26      80      137     290
Neuberger Berman Partners                   93      122     153     263       23      72      123     263



                                            If you annuitize
                                            your Contract at the end of
                                            the applicable time period.

Subaccount*                                1 Yr.**  3 Yrs.  5 Yrs.  10 Yrs.
Alger American Small Capitalization         24      73      124     266
Alger American Growth                       23      69      119     255
Fidelity VIP Fund-Equity Income             20      63      108     232
Fidelity VIP Fund-Growth                    21      65      112     241
Fidelity VIP Fund-High Income               22      67      114     245
Fidelity VIP Fund-Overseas                  23      72      123     263
Fidelity VIP Fund II-Index 500              18      54      93      203
Fidelity VIP Fund II-Contrafund             21      65      112     241
Market Street Growth                        20      60      104     224
Market Street Sentinel Growth               22      67      115     247
Market Street Aggressive Growth             20      63      108     233
Market Street Managed                       20      63      108     233
Market Street Bond                          20      61      106     228
Market Street International                 24      75      128     273
Market Street Money Market                  19      58      100     215
Strong Opportunity Fund II, Inc.            26      79      134     285
Strong Mid Cap Growth Fund                  26      79      134     285
Van Eck Worldwide Bond Fund                 27      82      140     296
American Century VP Value                   25      76      129     275
American Century VP Income & Growth         22      67      115     246
Goldman Sachs International Equity          28      86      146     309
Goldman Sachs Global Income                 26      80      137     290
Goldman Sachs CORE Small Cap Equity         25      76      129     275
Goldman Sachs Mid Cap Value                 25      77      132     280
J.P. Morgan International Opportunities     27      81      139     294
J.P. Morgan Small Company                   26      80      137     290
Neuberger Berman Partners                   23      72      123     263


Subaccounts We Anticipate Making Available Later in the Year:


                                   If you surrender your            If you do not surrender          If you annuitize
                                   Contract at the end of           your Contract at the end of      your Contract at the end of
                                   the applicable time period.      the applicable time period.      the applicable time period.

Subaccount*                        1 Yr.   3 Yrs.  5 Yrs.  10 Yrs.  1 Yr.   3 Yrs.  5 Yrs.  10 Yrs.  1 Yr**  3 Yrs.  5 Yrs.  10 Yrs.
Fidelity VIP II Investment Grade
  Bond                              90      112     137     230      20      62      107     230      20      62      107     230
Neuberger Berman AMT Balanced       95      126     160     277      25      76      130     277      25      76      130     277



*For purposes of computing the Annual Contract Fee, the Annual Contract Fee has been converted into a per-dollar per-day charge. The per-dollar per-day charge has been calculated by taking the total Annual Contract Fees received during 1999 and dividing by the average assets in the Variable Account. This works out to 0.6% per annum. The Annual Contract Fee is waived for Contracts with Contract Values of $50,000 or more.


**The Contract may not be annuitized in the first two years from the Date of Issue.

For an Owner who has elected the Enhanced Death Benefit Rider (see "Optional Enhanced Death Benefit Rider", page 33), and again assuming a $1000 investment and 5% annual return, the chart below depicts the annual expenses that would be incurred under this Contract:

Currently Available Subaccounts:


                                           If you surrender your               If you do not surrender
                                           Contract at the end of              your Contract at the end of
                                           the applicable time period.         the applicable time period.

Subaccount*                                1 Yr.   3 Yrs.   5 Yrs.  10 Yrs.    1 Yr.   3 Yrs.   5 Yrs.  10 Yrs.
Alger American Small Capitalization        96      129      164     285        26      79       134     285
Alger American Growth                      95      125      159     274        25      75       129     274
Fidelity VIP Fund-Equity Income            92      119      147     252        22      69       117     252
Fidelity VIP Fund-Growth                   93      121      152     261        23      71       122     261
Fidelity VIP Fund-High Income              94      122      154     265        24      72       124     265
Fidelity VIP Fund-Overseas                 95      128      163     282        25      78       133     282
Fidelity VIP Fund II-Index 500             90      110      134     224        20      60       104     224
Fidelity VIP Fund II-Contrafund            93      121      152     261        23      71       122     261
Market Street Growth                       91      116      144     244        21      66       114     244
Market Street Sentinel Growth              94      123      155     267        24      73       125     267
Market Street Aggressive Growth            92      119      148     253        22      69       118     253
Market Street Managed                      92      119      148     253        22      69       118     253
Market Street Bond                         92      117      146     248        22      67       116     248
Market Street International                96      131      168     293        26      81       138     293
Market Street Money Market                 91      114      140     236        21      64       110     236
Strong Opportunity Fund II, Inc.           98      134      174     304        28      84       144     304
Strong Mid Cap Growth Fund II              98      134      174     304        28      84       144     304
Van Eck Worldwide Bond Fund                99      138      179     315        29      88       149     315
American Century VP Value                  97      131      169     294        27      81       139     294
American Century VP Income & Growth        94      123      154     266        24      73       124     266
Goldman Sachs International Equity        100      142      186     327        30      92       156     327
Goldman Sachs Global Income                98      136      176     309        28      86       146     309
Goldman Sachs CORE Small Cap Equity        97      131      169     294        27      81       139     294
Goldman Sachs Mid Cap Equity               97      133      171     299        27      83       141     299
J.P. Morgan International Opportunities    98      137      179     313        28      87       149     313
J.P. Morgan Small Company                  98      136      176     309        28      86       146     309
Neuberger Berman AMT Partners              95      128      163     282        25      78       133     282



                                            If you annuitize
                                            your Contract at the end of
                                            the applicable time period.

Subaccount*                                1 Yr.**  3 Yrs.   5 Yrs.  10 Yrs.
Alger American Small Capitalization         26      79       134     285
Alger American Growth                       25      75       129     274
Fidelity VIP Fund-Equity Income             22      69       117     252
Fidelity VIP Fund-Growth                    23      71       122     261
Fidelity VIP Fund-High Income               24      72       124     265
Fidelity VIP Fund-Overseas                  25      78       133     282
Fidelity VIP Fund II-Index 500              20      60       104     224
Fidelity VIP Fund II-Contrafund             23      71       122     261
Market Street Growth                        21      66       114     244
Market Street Sentinel Growth               24      73       125     267
Market Street Aggressive Growth             22      69       118     253
Market Street Managed                       22      69       118     253
Market Street Bond                          22      67       116     248
Market Street International                 26      81       138     293
Market Street Money Market                  21      64       110     236
Strong Opportunity Fund II, Inc.            28      84       144     304
Strong Mid Cap Growth Fund II               28      84       144     304
Van Eck Worldwide Bond Fund                 29      88       149     315
American Century VP Value                   27      81       139     294
American Century VP Income & Growth         24      73       124     266
Goldman Sachs International Equity          30      92       156     327
Goldman Sachs Global Income                 28      86       146     309
Goldman Sachs CORE Small Cap Equity         27      81       139     294
Goldman Sachs Mid Cap Equity                27      83       141     299
J.P. Morgan International Opportunities     28      87       149     313
J.P. Morgan Small Company                   28      86       146     309
Neuberger Berman AMT Partners               25      78       133     282


Subaccounts We Anticipate Making Available Later in the Year:


                                   If you surrender your            If you do not surrender          If you annuitize
                                   Contract at the end of           your Contract at the end of      your Contract at the end of
                                   the applicable time period.      the applicable time period.      the applicable time period.

Subaccount*                        1 Yr.   3 Yrs.  5 Yrs.  10 Yrs.  1 Yr.   3 Yrs.  5 Yrs.  10 Yrs. 1 Yr.**  3 Yrs.  5 Yrs.  10 Yrs.
Fidelity VIP Fund II-Investment
  Grade Bond                        92      118     147     250      22      68      117     250      22      68      117     250
Neuberger Berman AMT Balanced       97      132     170     296      27      82      140     296      27      82      140     296




*For purposes of computing the Annual Contract Fee, the Annual Contract Fee has been converted into a per-dollar per-day charge. The per-dollar per-day charge has been calculated by taking the total Annual Contract Fees received during 1999 and dividing by the average assets in the Variable Account. This works out to 0.06% per annum. The Annual Contract Fee is waived for Contracts with Contract Values of $50,000 or more.


**The Contract may not be annuitized in the first two years from the Date of Issue.

      The purpose of the Summary of Contract Expenses and Example is to assist you in understanding the various costs and expenses that will be borne directly or indirectly when investing in the Contract. The expenses of the Variable Account as well as those of the underlying Funds are reflected in the Example. For more complete descriptions of the expenses of the Variable Account, see "Charges and Deductions", page 21. For more complete information regarding expenses paid out of the assets of the underlying Funds, see the underlying Fund prospectuses. Deductions for premium taxes may also apply but are not reflected in the Example shown above (see "Premium Taxes", page 24). Certain states impose a premium tax, currently ranging up to 3.5%.

                                     ACCUMULATION UNIT VALUES


        The following table sets forth, for each of the Subaccounts which began operations on June 20, 1997, the accumulation unit value at June 20, 1997, the accumulation unit values at December 31, 1997, 1998 and 1999, and the number of accumulation units outstanding at December 31, 1999.



                                                                                                                    Number of
                                      Accumulation    Accumulation        Accumulation       Accumulation        Accumulation Units
                                      Unit Value at   Unit Value at       Unit Value at      Unit Value at       Outstanding at
Subaccount                            6/20/97         12/31/97            12/31/98           12/31/99            12/31/99
-----------------------------------------------------------------------------------------------------------------------------------
Alger American Small Capitalization    $10.00             11.00              12.53             17.73                243,153
-----------------------------------------------------------------------------------------------------------------------------------
Alger American Growth                  $10.00             10.65              15.55             20.51                620,993
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund-Equity Income        $10.00             10.84              11.93             12.51                704,688
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund-Growth               $10.00             10.71              14.74             19.97                558,722
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund-High Income          $10.00             10.83              10.22             10.90                398,907
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund-Overseas             $10.00              9.45              10.51             14.78                238,593
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund II-Index 500         $10.00             10.88              13.77             16.37              1,479,594
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund II-Contrafund        $10.00             10.95              14.04             17.20                495,265
-----------------------------------------------------------------------------------------------------------------------------------
Market Street Growth                   $10.00             10.68              11.96             12.14              1,054,556
-----------------------------------------------------------------------------------------------------------------------------------
Market Street Sentinel Growth          $10.00             11.16              12.71             17.40                351,290
-----------------------------------------------------------------------------------------------------------------------------------
Market Street Aggressive Growth        $10.00             10.74              11.43             13.07                 95,954
-----------------------------------------------------------------------------------------------------------------------------------
Market Street Managed                  $10.00             10.64              11.80             11.74                555,721
-----------------------------------------------------------------------------------------------------------------------------------
Market Street Bond                     $10.00             10.42              11.12             10.60                454,241
-----------------------------------------------------------------------------------------------------------------------------------
Market Street International            $10.00              9.52              10.34             13.19                182,286
-----------------------------------------------------------------------------------------------------------------------------------
Market Street Money Market             $10.00             10.20              10.59             10.59                874,549
-----------------------------------------------------------------------------------------------------------------------------------
Strong Opportunity Fund II, Inc.       $10.00             11.16              12.50             16.63                200,977
-----------------------------------------------------------------------------------------------------------------------------------
Strong Mid Cap Growth Fund II          $10.00             11.26              14.29             26.76                318,572
-----------------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Bond                 $10.00             10.25              11.39             10.36                39,1466
-----------------------------------------------------------------------------------------------------------------------------------



      The following table sets forth, for each of the Subaccounts which began operations on August 3, 1998, the accumulation unit value on August 3, 1998, the accumulation unit value on December 31, 1998 and 1999, and the number of accumulation units outstanding on December 31, 1999





                                                                                                            Number of
                                            Accumulation        Accumulation          Accumulation          Accumulation Units
                                            Unit Value at       Unit Value at         Unit Value at         Outstanding at
                                              8/3/98               12/31/98              12/31/99               12/31/99
-----------------------------------------------------------------------------------------------------------------------------------
American Century VP Value                       10.0                 10.41                 10.18                   63,007
-----------------------------------------------------------------------------------------------------------------------------------
American Century VP Income & Growth             10.0                 10.96                 12.76                  183,326
-----------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs International Equity              10.0                 10.11                 13.14                   26,306
-----------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Global Income                     10.0                 10.39                 10.15                   12,013
-----------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs CORE Small Cap Equity             10.0                  9.45                 10.96                    8,930
-----------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Mid Cap Value                     10.0                  9.88                  9.65                   30,896
-----------------------------------------------------------------------------------------------------------------------------------
J.P. Morgan International Opportunities         10.0                  9.69                 13.06                   25,478
-----------------------------------------------------------------------------------------------------------------------------------
J.P. Morgan Small Company                       10.0                  9.98                 14.21                   30,934
-----------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Partners                   10.0                 10.19                 10.79                   47,306
-----------------------------------------------------------------------------------------------------------------------------------

                        NATIONAL LIFE INSURANCE COMPANY,
                      THE VARIABLE ACCOUNT, AND THE FUNDS

NATIONAL LIFE INSURANCE COMPANY

      National Life is authorized to transact life insurance and annuity business in Vermont and in 50 other jurisdictions. National Life was originally chartered as a mutual life insurance company in 1848 under Vermont law. It is now a stock life insurance company, all of the outstanding stock of which is indirectly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on January 1, 1999. All policyholders of National Life, including all the Owners of the Contracts, are voting members of National Life Holding Company. National Life assumes all mortality and expense risks under the Contracts and its assets support the Contract's benefits. Financial Statements for National Life are contained in the Statement of Additional Information.

THE VARIABLE ACCOUNT

      The Variable Account was established by National Life on November 1, 1996, pursuant to the provisions of Vermont law. National Life has caused the Variable Account to be registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act. Such registration does not involve supervision of the management of the Variable Account or National Life by the Securities and Exchange Commission.

      The Variable Account is a separate investment account of National Life and, as such, is not chargeable with liabilities arising out of any other business National Life may conduct. National Life does not guarantee the investment performance of the Variable Account. Obligations under the Contracts are obligations of National Life. Income, gains and losses, whether or not realized, from the assets of the Variable Account are credited to or charged against the Variable Account without regard to other income, gains, or losses of National Life.

      Net Premium Payments are allocated within the Variable Account among one or more Subaccounts made up of shares of the Fund options designated by the Owner. A separate Subaccount is established within the Variable Account for each of the Fund options.

UNDERLYING FUND OPTIONS

      You may choose from among a number of different Subaccount options. However, National Life reserves the right to limit the number of different Subaccounts, other than the Market Street Money Market Subaccount, used in any Contract over its entire life to 16.

      Summary information, including the investment objectives for each of the underlying Funds held in the Subaccounts is set forth below. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE ACHIEVED.

      The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other mutual fund portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolios, even if the other portfolio has the same investment adviser or manager.

THE ALGER AMERICAN FUND

      The Alger American Fund is a "series" type Fund registered with the SEC as a diversified open-end management investment company issuing a number of series of shares, each of which represents an interest in a Portfolio of the Alger American Fund. Fred Alger Management, Inc., acts as the Fund's investment advisor.

     ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

        Investment Objective: To seek long-term capital appreciation by focusing on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell(R) 2000 Growth Index or the S&P(R) SmallCap 600 Index.

     ALGER AMERICAN GROWTH PORTFOLIO

        Investment Objective: To seek long-term capital appreciation by focusing on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of large companies. The portfolio considers a large company to have a market capitalization of $1 billion or greater.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

     The Fund is an open-end, diversified, management investment company. The Equity-Income, Growth, High Income, and Overseas Portfolios of the VIP Fund and the Index 500 and Contrafund Portfolios of the VIP Fund II are managed by Fidelity Management and Research Company ("FMR"). FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, and Fidelity International Investment Advisors for the Overseas Portfolio.

      -EQUITY-INCOME PORTFOLIO

        Investment Objective: This Portfolio seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio seeks a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). FMR normally invest at least 65% of the Portfolio's assets in income-producing equity securities.

      -GROWTH PORTFOLIO

        Investment Objective: This Portfolio seeks capital appreciation. FMR normally invests the Portfolio's assets primarily in common stocks. FMR normally invests the Portfolio's assets in companies FMR believes have above-average growth potential.

      -HIGH INCOME PORTFOLIO

        Investment Objective: This Portfolio seeks a high level of current income while also considering growth of capital. FMR normally invests at least 65% of the Portfolio's total assets in income producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities. For a discussion of the risks associated with such investments, please see the "Risks of Lower Rated Debt Securities" section of the Portfolio's prospectus.

      -OVERSEAS PORTFOLIO

        Investment Objective: This Portfolio seeks long term growth of capital. FMR normally invests at least 65% of the Portfolio's total assets in foreign securities. FMR normally invests the Portfolio's assets primarily in common stocks.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

        The Variable Insurance Products Fund II is an open-end, diversified, management investment company. FMR is the Fund's manager. Bankers Trust Company currently serves as sub-advisor to the Index 500 Portfolio.

        -INDEX 500 PORTFOLIO

        Investment Objective: This Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500. Bankers Trust Company normally invests at least 80% of the Portfolio's assets in common stocks included in the S&P 500.

        -CONTRAFUND PORTFOLIO

        Investment Objective: This Portfolio seeks capital appreciation. FMR normally invest the Portfolio's assets primarily in common stocks. FMR invest the Portfolio's assets in securities of companies whose value FMR believes is not fully recognized by the public.

MARKET STREET FUND, INC.

        The Market Street Fund, Inc. is a "series" type Fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares, each of which represents an interest in a Portfolio of the Fund. Sentinel Advisors Company acts as the Fund's investment advisor for all portfolios except the International Fund, whose investment advisor is Providentmutual Investment Management Company, and whose subadvisor is The Boston Company Asset Management, Inc.

        GROWTH PORTFOLIO

        Investment Objective: To seek intermediate and long-term growth of capital. A reasonable level of income is an important secondary objective. This Portfolio pursues its objectives by investing primarily in common stocks of companies believed to offer above-average growth potential over both the intermediate and the long term.

        SENTINEL GROWTH PORTFOLIO

        Investment Objective: To seek long-term growth of capital through equity participation in companies having growth potential believed by its investment adviser to be more favorable than the U.S. economy as a whole, with a focus on relatively well-established companies.

        AGGRESSIVE GROWTH PORTFOLIO

        Investment Objective: To seek to achieve a high level of long-term capital appreciation by investing in securities of a diverse group of smaller emerging companies.

        BOND PORTFOLIO

        Investment Objective: To seek to generate a high level of current income consistent with prudent investment risk by investing in a diversified portfolio of marketable debt securities.

        MANAGED PORTFOLIO

        Investment Objective: To seek to realize as high a level of long-term total rate of return as is consistent with prudent investment risk by investing in stocks, bonds, money market instruments or a combination thereof.

        INTERNATIONAL PORTFOLIO

        Investment Objective: To seek long-term growth of capital principally through investments in a diversified portfolio of marketable equity securities of established non-United States companies.

        MONEY MARKET PORTFOLIO

        Investment Objective: To seek to provide maximum current income consistent with capital preservation and liquidity by investing in high-quality money market instruments. AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.

STRONG VARIABLE INSURANCE FUNDS, INC.

        Strong Variable Insurance Funds, Inc. is an open-end management investment company. Strong Capital Management, Inc. is the investment advisor to the Funds.


        -MID CAP GROWTH FUND II


        Investment Objective: To seek capital growth. It invests primarily in equity securities that the advisor believes have above-average growth prospects.

STRONG OPPORTUNITY FUND II, INC.

        The Strong Opportunity Fund II, Inc. is a diversified, open-end management company. Strong Capital Management, Inc. is the investment advisor for the Fund.

        Investment Objective: To seek capital appreciation through investments in a diversified portfolio of equity securities.

VAN ECK WORLDWIDE INSURANCE TRUST

        Van Eck Worldwide Insurance Trust is an open-end management investment company. The investment advisor and manager is Van Eck Associates Corporation.

        WORLDWIDE BOND FUND

        Investment Objective: To seek high total return through a flexible policy of investing globally, primarily in debt securities.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

        American Century Variable Portfolios, Inc. is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares, each of which represents an interest in a fund of American Century Variable Portfolios, Inc. American Century Investment Management, Inc. acts as the investment advisor to these Funds.

     VP VALUE

     Investment Objective: To seek long-term capital growth. Income is a secondary objective. The fund will seek to achieve its investment objective by investing in securities that management believes to be undervalued at the time of purchase.

     VP INCOME & GROWTH

     Investment Objective: To seek dividend growth, current income and capital appreciation. The fund will seek to achieve its investment objective by investing in common stocks.

GOLDMAN SACHS VARIABLE INSURANCE TRUST

     Goldman Sachs Variable Insurance Trust ("Goldman Sachs VIT") is registered with the SEC as an open-end management investment company that offers shares in ten investment mutual funds ("Funds"). Each Fund, except the Global Income Fund, is a diversified investment company. Goldman Sachs Asset Management acts as investment adviser for the Goldman Sachs VIT CORESM Small Cap Equity and Mid Cap Value* Funds. Goldman Sachs Asset Management International acts as investment adviser for the Goldman Sachs VIT International Equity and Global Income Funds.

     GOLDMAN SACHS VIT INTERNATIONAL EQUITY FUND: Investment Objective. Seeks long-term capital appreciation. The Fund pursues its objectives by managing investments in equity securities of companies that are organized outside the U.S. or whose securities are principally traded outside the United States. The Fund intends to invest in companies with public stock market capitalizations that are larger than $1 billion at the time of investment.




        GOLDMAN SACHS VIT GLOBAL INCOME FUND: Investment Objective. Seeks a high-total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation. The Fund invests primarily in a portfolio of high quality fixed-income securities of U.S. and foreign issuers and enters into transactions in foreign currencies.



        GOLDMAN SACHS VIT CORE SMALL CAP EQUITY FUND: Investment Objective. Seeks long-term growth of capital. The Fund pursues its investment objective by investing in a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2000 Index at the time of investment.



        GOLDMAN SACHS VIT MID CAP VALUE FUND: Investment Objective. Seeks long-term capital appreciation primarily through investments in mid-capitalization U. S. stocks that are believed to be undervalued or undiscovered by the marketplace. The Fund invests, under normal circumstances, in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Midcap Index at the time of investment (currently between $300 million and $15 billion).



CORE(SM) is a service mark of Goldman, Sachs & Co.
*Formerly Mid Cap Equity


J.P. MORGAN SERIES TRUST II

     J.P. Morgan Series Fund II is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares, each of which represents an interest in a Portfolio of J.P. Morgan Series Trust II. J.P. Morgan Asset Management, Inc. acts as the Fund's investment advisor.

     J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO

     Investment Objective: Seeks to provide a high total return from a portfolio comprised of equity securities of foreign corporations. The Portfolio is designed for investors with a long-term investment horizon who want to diversify their investments by adding international equities and take advantage of investment opportunities outside the U.S. As an international investment, the Portfolio is subject to foreign market, political, and currency risks.

     J.P. MORGAN SMALL COMPANY PORTFOLIO

     Investment Objective: Seeks to provide a high total return from a portfolio comprised of equity securities of small companies. The Portfolio invests at least 65% of the value of its total assets in the common stock of small U.S. companies primarily with market capitalizations of less than $1 billion. The Portfolio is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher return over time than might be expected from a portfolio of large companies.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

     Neuberger Berman Advisers Management Trust ("AMT") is registered with the SEC as a diversified open-end management investment company. AMT has nine separate series, which are called Portfolios. Shares of each Portfolio represent an interest in that Portfolio. Neuberger Berman Management Inc. acts as the Fund's investment advisor. Neuberger Berman, LLC is the sub-adviser.

     PARTNERS PORTFOLIO

     Investment Objective: To seek capital growth. This Portfolio invests mainly in common stock of mid-to large-capitalization companies. Its investment co-managers seek securities believed to be undervalued based on fundamentals such as low price-to-earnings ratios, consistent cash flows, and the company's track record through all points of the market cycle. The Portfolio generally considers selling a stock when it reaches the managers' target price, when it fails to perform as expected, or when other opportunities appear more attractive. The Portfolio has the ability to change its goal without shareholder approval, although it does not currently intend to do so.


PLANNED SUBSTITUTIONS



      Before the end of 2000, we anticipate substituting shares of new portfolios for all seven of the Market Street portfolios, all four of the Goldman Sachs Variable Insurance Trust portfolios, and the Van Eck Worldwide Bond Fund. We discuss certain information about the proposed substitutions below. You should know, however, that we cannot proceed with the proposed substitutions until we receive certain regulatory approvals, and that the details of the substitutions, including the portfolios offered, may change. We will notify you once the substitutions have occurred. Before the substitutions, we will send you current prospectuses for the new fund options including the replacement portfolios.



      Below is a chart in which we list the portfolios affected by the proposed substitutions, the replacement portfolios' investment objectives, and the investment advisers for the replacement portfolios.



PORTFOLIOS AFFECTED BY THE SUBSTITUTIONS



------------------------------------------------------------------------------------------------------
     CURRENT PORTFOLIO               REPLACEMENT PORTFOLIO              REPLACEMENT PORTFOLIO'S
                                                                          INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------
Market Street Growth Portfolio       Sentinel Variable Products         National Life Investment
                                     Common Stock Fund*                 Management Company, Inc.
------------------------------------------------------------------------------------------------------
Market Street Sentinel Growth        Sentinel Variable Products Mid     National Life Investment
Portfolio                            Cap Growth Fund*                   Management Company, Inc.
------------------------------------------------------------------------------------------------------
Market Street Agressive Growth       Sentinel Variable Products Small   National Life Investment
Portfolio                            Company Fund*                      Management Company, Inc.
------------------------------------------------------------------------------------------------------
Market Street Bond Portfolio         Fidelity VIP Investment Grade      Fidelity Management & Research
                                     Bond Portfolio                     Company
------------------------------------------------------------------------------------------------------
Market Street Managed Portfolio      Neuberger Berman AMT               Neuberger Berman Management
                                     Balanced Portfolio                 Inc.
------------------------------------------------------------------------------------------------------
Market Street International          J.P. Morgan International          J.P. Morgan Investment
Portfolio                            Opportunities Portfolio            Management, Inc.
------------------------------------------------------------------------------------------------------
Market Street Money Market           Sentinel Variable Products         National Life Investment
Portfolio                            Money Market Fund*                 Management Company, Inc.
------------------------------------------------------------------------------------------------------
Goldman Sachs VIT International      Fidelity VIP Overseas Portfolio    Fidelity Management & Research
Equity Fund                                                             Company
------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Global             Fidelity VIP Investment Grade      Fidelity Management & Research
Income Fund                          Bond Portfolio                     Company
------------------------------------------------------------------------------------------------------
Goldman Sachs VIT CORE               J.P. Morgan Small Company          J.P. Morgan Investment
Small Cap Equity Fund                Portfolio                          Management, Inc.
------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Mid Cap            American Century VP Value          American Century Investment
Value Fund                           Portfolio                          Management, Inc.
------------------------------------------------------------------------------------------------------
Van Eck Worldwide Bond Fund          Fidelity VIP Investment Grade      Fidelity Management & Research
                                     Bond Portfolio                     Company
------------------------------------------------------------------------------------------------------


----------------------



* A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. When you receive the effective prospectus for these securities from us, please read it carefully before you invest or allocate Net Premium Payments.



ADDITIONAL FUNDS TO BE OFFERED IN THE FUTURE



      National Life anticipates that at the time of the substitution referred to in the previous paragraph, the following additional Funds or Portfolios, in addition to those which will be receiving assets in the substitution, will also be made available to owners of the Contracts: Alger American Leveraged AllCap Fund, Dreyfus Socially Responsible Growth Fund, Inc., and INVESCO Variable Investment Funds, Inc. - VIF Dynamics Fund, VIF Technology Fund, and VIF Health Sciences Fund.


OTHER INFORMATION

        Contractual Arrangements. National Life has entered into or may enter into agreements with Funds pursuant to which the adviser or distributor pays National Life a fee based upon an annual percentage of the average net asset amount invested on behalf of the Variable Account and our other separate accounts. These percentages may differ and we may be paid a greater percentage by some investment advisers or distributors than other advisers or distributors. These agreements reflect administrative services we provide.


National Life receives compensation from the adviser or distributor of the Funds in connection with administration, distribution, or other services provided with respect to the Fund and its availablity through the Contract. The amount of this compensation with respect to the Contract during 1999, which is based upon the indicated percentages of assets of each Fund attributable to the Contract, is shown below.



-------------------------------------------------------------------------------------------
        Portfolios of the                        % of Assets       Revenues National Life
                                                                   Received During 1999
-------------------------------------------------------------------------------------------
Alger American Fund                                 0.10%              $ 9,460.60
American Century Variable Portfolios, Inc.          0.20%                2,903.77
Goldman Sachs Variable Insurance Trust              0.20%                1,210.06
J.P. Morgan Series Trust II                         0.20%                  658.53
Neuberger Berman Advisers Management Trust          0.15%                  359.78
Strong VIF and Opportunity Fund II                  0.20%               10,457.91
Van Eck Worldwide Insurance Trust                   0.15%                  376.70
-------------------------------------------------------------------------------------------



These arrangements may change from time to time, and may include more Funds in the future.


        Conflicts of Interest. The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other participating insurance companies, as well as to the Variable Account and other separate accounts of National Life. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Variable Account and one or more of the other separate accounts participating in the underlying Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Owners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Owners and variable annuity payees, including withdrawal of the Variable Account from participation in the underlying Fund or Funds which are involved in the conflict.

                  DETAILED DESCRIPTION OF CONTRACT PROVISIONS

ISSUANCE OF A CONTRACT

        The Contract is available to Owners up to and including age 85 on the Date of Issue. If the Contract is issued to Joint Owners, then the oldest Joint Owner must be 85 years of age or younger on the Date of Issue. If the Owner is not a natural person, then the age of the Annuitant must meet the requirements for Owners. At our discretion, we may issue Contracts at ages higher than age 85.

        In order to purchase a Contract, an individual must forward an application to us through a licensed National Life agent who is also a registered representative of Equity Services, Inc. ("ESI"), the principal underwriter of the Contracts or another broker/dealer having a Selling Agreement with ESI or a broker/dealer having a Selling Agreement with such a broker/dealer.


      A tax-favored arrangement, including an IRA and a Roth IRA, should carefully consider the costs and benefits of the Contract (such as annuitization benefits) before purchasing a Contract since the tax-favored arrangement itself provides for tax-sheltered growth.

PREMIUM PAYMENTS

        The Initial Premium Payment. The initial Premium Payment must be at least $5,000 for Non-Qualified Contracts, and must be at least $1500 for Qualified Contracts. We may at our discretion permit initial Premium Payments lower than these minimums. For Contracts purchased in South Carolina, the initial Premium Payment for Qualified Contracts must be at least $3000.

        Subsequent Premium Payments. Subsequent Premium Payments may be made at any time, but must be at least $100 ($50 for Individual Retirement Annuities). We may accept lower Premium Payments at our discretion if the Premium Payments are remitted electronically. Subsequent Premium Payments to the Variable Account will purchase Accumulation Units at the price next computed for the appropriate Subaccount after we receive the additional Premium Payment. For Contracts purchased in the States of Oregon and Massachusetts, we are not permitted to accept subsequent Premium Payments on or after the third Contract Anniversary.

        The total of all Premium Payments under Contracts issued on the life of any one Owner (or Annuitant if the owner is not a natural person) Annuitant may not exceed $1,000,000 without our prior consent.

        Transactions will not be processed on the following days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, the day after Thanksgiving and Christmas Day. In addition, Premium Payments will not be allocated and transactions will not be effected to the Money Market Subaccount on Columbus Day and Veterans Day.

        Allocation of Net Premium Payments. In the application for the Contract, the Owner will indicate how Net Premium Payments are to be allocated among the Subaccounts of the Variable Account and/or the Fixed Account. These allocations may be changed at any time by the Owner by written notice to us at our Home Office or, if the telephone transaction privilege has been elected, by telephone instructions (see "Telephone Transaction Privilege", page 28).

        The percentages of Net Premium Payments that may be allocated to any Subaccount or the Fixed Account must be in whole numbers of not less than 5%, and the sum of the allocation percentages must be 100%. We allocate the initial Net Premium Payment within two business days after receipt, if the application and all information necessary for processing the order are complete.

        If the application is not properly completed, we retain the initial Premium Payment for up to five business days while attempting to complete the application. If the application is not complete at the end of the five day period, we inform the applicant of the reason for the delay and the initial Premium Payment will be returned immediately, unless the applicant specifically consents to our retaining the initial Premium Payment until the application is complete. Once the application is complete, we allocate the initial Net Premium Payment as designated by the Owner within two business days.




        We allocate subsequent Net Premium Payments as of the Valuation Date we receive Net Premium Payments, based on your allocation percentages then in effect. At the time of allocation, we apply Net Premium Payments to the purchase of Fund shares. The net asset value of the shares purchased are converted into Accumulation units.

        We reserve the right to limit the number of Variable Account Subaccounts, other than the Market Street Money Market Subaccount, used in a single Contract over the entire life of the Contract to 16.

        The Subaccount values will vary with their investment experience, and you bear the entire investment risk. You should periodically review your allocation percentages in light of market conditions and your overall financial objectives.

TRANSFERS


        You may transfer the Contract Value among the Subaccounts of the Variable Account and between the Variable Account and the Fixed Account (subject to the limitations set forth below) by making a written transfer request. If you elect the telephone transaction privilege, you may make transfers by telephone. See "Telephone Transaction Privilege", page 28. Transfers are made as of the Valuation Day that the request for transfer is received at the Home Office. Transfers to or from the Subaccounts may be postponed under certain circumstances. See "Payments," page 27.


        We currently allow transfers to the Fixed Account of all or any part of the Variable Account Contract Value, without charge or penalty. We reserve the right to restrict transfers to the Fixed Account to 25% of the Variable Account Contract Value during any Contract Year.



        You may, (only one each year and within 45 days after the end of the calendar year) transfer a portion of the unloaned value in the Fixed Account to the Variable Account. Prior to the end of the calendar year, we determine the maximum percentage that may be transferred from the Fixed Account. This percentage will be at least 10% of the Contract Value in the Fixed Account (25% in New York). After a transfer from the Fixed Account to the Variable Account, we reserve the right to require that the value transferred remain in the Variable Account for at least one year before it may be transferred back to the Fixed Account.


        We do not permit transfers between the Variable Account and the Fixed Account after the Annuitization Date.

        We have no current intention to impose a transfer charge in the foreseeable future. However, we reserve the right, upon prior notice, to impose a transfer charge of $25 for each transfer in excess of twelve transfers in any one Contract Year. See "Transfer Charge", page 23.

VALUE OF A VARIABLE ACCOUNT ACCUMULATION UNIT

        We set the value of a Variable Account Accumulation Unit for each Subaccount at $10 when the Subaccounts commenced operations. We determine the value for any subsequent Valuation Period by multiplying the value of an Accumulation Unit for each Subaccount for the immediately preceding Valuation Period by the Net Investment Factor for the Subaccount during the subsequent Valuation Period. The value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period. No minimum value of an Accumulation Unit is guaranteed. The number of Accumulation Units will not change as a result of investment experience.

        Net Investment Factor. Each Subaccount of the Variable Account has its own Net Investment Factor.

        - The Net Investment Factor measures the daily investment performance of that Subaccount.

        - The Net Investment Factor may be greater or less than one; therefore, the value of an Accumulation Unit may increase or decrease.

        - Changes in the Net Investment Factor may not be directly proportional to changes in the net asset value of Fund shares, because of the deduction for the Mortality and Expense Risk Charge and Administration Charge.

        Fund shares are valued at their net asset value. The Net Investment Factor allows for the monthly reinvestment of daily dividends that are credited by some Funds (the Market Street Money Market Portfolio).

DETERMINING THE CONTRACT VALUE

        The Contract Value is the sum of:

        1) the value of all Variable Account Accumulation Units, and

        2) amounts allocated and credited to the Fixed Account, minus any outstanding loans on the Contract and accrued interest on such loans.

        When charges or deductions are made against the Contract Value, we deduct an appropriate number of Accumulation Units from the Subaccounts and an appropriate amount from the Fixed Account in the same proportion that the your interest in the Subaccounts and the unloaned value in the Fixed Account bears to the total Contract Value. Value held in the Fixed Account is not subject to Variable Account charges (Mortality and Expense Risk and Administration Charges), but may be subject to Contingent Deferred Sales Charges, the Annual Contract Fee, optional Enhanced Death Benefit Rider charge, and premium taxes, if applicable.

ANNUITIZATION

        Maturity Date. The Maturity Date is the date on which annuity payments are scheduled to begin. You select the Maturity Date on the application. The earliest Maturity Date must be at least 2 years after the Date of Issue, unless otherwise approved (10 years after the Date of Issue in the States of Oregon and Massachusetts). If no specific Maturity Date is selected, the Maturity Date will be the date you reach age 90 (the Annuitant's age 90 if the Owner is not a natural person); or, if later, 10 years after the Date of Issue. You may elect a single payment equal to the cash Surrender Value on the Maturity Date, rather than annuity payments.

        If you request in writing (see "Ownership Provisions", page 20), and we approve the request, the Maturity Date may be accelerated or deferred.

        Election of Payment Options. You may, with prior written notice and, at any time prior to the Annuitization Date, elect one of the Annuity Payment Options. We apply the Contract Value in each Subaccount (less any premium tax previously unpaid) to provide a Variable Annuity payment. We apply the Contract Value in the Fixed Account (less any premium tax previously unpaid) to provide a Fixed Annuity payment.

        If an election of an Annuity Payment Option is not on file with National Life on the Annuitization Date, we will pay the proceeds as Option 3 - Payments for Life with 120 months certain. You may elect, revoke or change an Annuity Payment Option at any time before the Annuitization Date with 30 days prior written notice. The Annuity Payment Options available are described below.

        Frequency and Amount of Annuity Payments. We pay annuity payments as monthly installments, unless you select annual, semi-annual or quarterly installments. If the amount to be applied under any Annuity Payment Option is less than $3,500, we have the right to pay such amount in one lump sum in lieu of the payments otherwise selected. In addition, if the payments selected would be or become less than $100, we have the right to change the frequency of payments that will result in payments of at least $100. In no event will we make payments under an annuity option less frequently than annually.

ANNUITIZATION - VARIABLE ACCOUNT

        We will determine the dollar amount of the first Variable Annuity payment by dividing the Variable Account Contract Value on the Annuitization Date by 1,000 and applying the result as set forth in the applicable Annuity Table. The amount of each Variable Annuity payment depends on the age of the Chosen Human Being on his or her birthday nearest the Annuitization Date, and the sex of the Chosen Human Being, if applicable, unless otherwise required by law.

        - Variable Annuity payments vary in amount in accordance with the investment performance of the Variable Account;

        - To establish the number of Annuity Units representing each monthly annuity payment, the dollar amount of the first annuity payment as determined above is divided by the value of an Annuity Unit on the Annuitization Date;

        - The number of Annuity Units remains fixed during the annuity payment period;

        - The dollar amount of the second and subsequent payments is not predetermined and may change from payment to payment; and

        - The dollar amount of each subsequent payment is determined by multiplying the fixed number of Annuity Units by the value of an Annuity Unit for the Valuation Period in which the payment is due.

        Once payments have begun, future payments will not reflect any changes in mortality experience.

        Value of an Annuity Unit. The value of an Annuity Unit for a Subaccount is set at $10 when the first Fund shares are purchased. The value of an Annuity Unit for a Subaccount for any subsequent Valuation Period is determined by multiplying the value of an Annuity Unit for the immediately preceding Valuation Period by the applicable Net Investment Factor for the Valuation Period for which the value of an Annuity Unit is being calculated and multiplying the result by an interest factor to neutralize the assumed investment rate of 3.5% per annum (see "Net Investment Factor", page 16).

        Assumed Investment Rate. A 3.5% Assumed Investment Rate is built into the Annuity Tables contained in the Contracts. We may make assumed investment rates available at rates other than 3.5%. A higher assumption would mean a higher initial payment but more slowly rising or more rapidly falling subsequent payments. A lower assumption would have the opposite effect. If the actual investment return, as measured by the Net Investment Factor, is at a constant annual rate of 3.5%, the annuity payments will be level.

ANNUITIZATION - FIXED ACCOUNT

        A Fixed Annuity is an annuity with payments which are guaranteed as to dollar amount during the annuity payment period. We determine the amount of the periodic Fixed Annuity payments by applying the Fixed Account Contract Value to the applicable Annuity Table in accordance with the Annuity Payment Option elected. This is done at the Annuitization Date using the age of the Chosen Human Being on his or her nearest birthday, and the sex of the Chosen Human Being, if applicable. The applicable Annuity Table will be based on our expectation of investment earnings, expenses and mortality (if payments depend on whether the Chosen Human Being is alive) on the Annuitization Date. The applicable Annuity Table will provide a periodic Fixed Annuity payment at least as great as the guarantee described in your Contract.

        We do not credit discretionary interest to Fixed Annuity payments during the annuity payment period for annuity options based on life contingencies. The Annuitant must rely on the Annuity Tables applicable to the Contracts to determine the amount of Fixed Annuity payments.

ANNUITY PAYMENT OPTIONS

        Any of the following Annuity Payment Options may be elected:

        Option 1-Payments for a Stated Time. We will make monthly payments for the number of years selected, which may range from 5 years to 30 years.

        Option 2-Payments for Life-An annuity payable monthly during the lifetime of a Chosen Human Being (who may be named at the time of election of the Payment Option), ceasing with the last payment due prior to the death of the Chosen Human Being. It would be possible under this option for the payee to receive only one annuity payment if the annuitant dies before the second annuity payment date, two annuity payments if the Annuitant dies before the third annuity payment date, and so on.

        Option 3-Payments for Life with Period Certain-Guaranteed - An annuity that if at the death of the Chosen Human Being payments have been made for less than 10 or 20 years, as selected, we guarantee to continue annuity payments during the remainder of the selected period.

        We may allow other Annuity Payment Options.

        Some of the stated Annuity Payment Options may not be available in all states. You may request an alternative non-guaranteed option by giving notice in writing prior to Annuitization. If a request is approved by us, it will be permitted under the Contract.


        Qualified Contracts (except Roth IRA's before the Owner's death) are subject to the minimum Distribution requirements set forth in the Code.


        Under Payment Option 1, you may change to any other Payment Option at any time. At the time of the change, remaining value will be applied to the new Payment Option to determine the amount of the new payments. Under Payment Option 1, you may also fully surrender the Contract at any time. A surrender is subject to any applicable Contingent Deferred Sales Charge at the time of the surrender.

DEATH OF OWNER

        If you or a Joint Owner dies prior to the Annuitization Date, then we will pay (unless the Enhanced Death Benefit Rider has been elected) a Death Benefit to the Beneficiary.

        If you or a Joint Owner dies prior to attaining age 81, the Death Benefit will be equal to the greater of:

               (a) the Contract Value, or

               (b) the Net Premium Payments made to the Contract, minus all Withdrawals (including any CDSC deducted in connection with such Withdrawals), and minus any outstanding loans on the Contract and accrued interest, and in each case minus any applicable premium tax charge to be assessed upon distribution.

        If you or a Joint Owner dies after attaining age 81, then the Death Benefit shall be equal to the Contract Value, minus any applicable premium tax charge.

        Unless the Beneficiary is the deceased Owner's (or Joint Owner's) spouse, the Death Benefit must be distributed within five years of such Owner's death. The Beneficiary may, elect to receive Distribution in the form of a life annuity or an annuity for a period not exceeding his or her life expectancy. Such annuity must begin within one year following the date of the Owner's death and is currently available only as a Fixed Annuity. If the Beneficiary is the spouse of the deceased Owner (or

Joint Owner), then the Contract may be continued without any required Distribution. If the deceased Owner (or Joint Owner) and the Annuitant are the same person, the death of that person will be treated as the death of the Owner for purposes of determining the Death Benefit payable.

        Qualified Contracts may be subject to specific rules set forth in the Plan, Contract, or Code concerning Distributions upon the death of the Owner.

DEATH OF ANNUITANT PRIOR TO THE ANNUITIZATION DATE

        If an Annuitant who is not an Owner dies prior to the Annuitization Date, a Death Benefit equal to the Cash Surrender Value of the Contract will be payable to the Beneficiary. If the Owner is a natural person and a contingent Annuitant has been named or the Owner names a contingent Annuitant within 90 days of the Annuitant's death, the Contract may be continued without any required Distribution. If no Beneficiary is named (or if the Beneficiary predeceases the Annuitant), then the Death Benefit will be paid to the Owner. If the Owner is not a natural person, then the death of the Annuitant will be treated as if it were the death of the Owner, and the disposition of the Contract will follow the death of the Owner provisions set forth above.

        In any case where a Death Benefit is paid, the value of the Death Benefit will be determined as of the Valuation Day coinciding with or next following the date we receive in writing:

        (1) due proof of the Annuitant's or an Owner's (or Joint Owner's) death;

        (2) an election for either a single sum payment or an Annuity Payment Option (currently only Fixed Annuities are available in these circumstances); and

        (3) any form required by state insurance laws.

        If a single sum payment is requested, we will make payment in accordance with any applicable laws and regulations governing the payment of Death Benefits. If an Annuity Payment Option is requested, the Beneficiary must make an election during the 90-day period commencing with the date we receive written notice and as otherwise required by law. If no election has been made by the end of such 90-day period commencing with the date we receive written notice or as otherwise required by law the Death Benefit will be paid in a single sum payment.

GENERATION-SKIPPING TRANSFERS

        We may determine whether the Death Benefit or any other payment constitutes a direct skip as defined in Section 2612 of the Code, and the amount of the tax on the generation-skipping transfer resulting from such direct skip. If applicable, the payment will be reduced by any tax National Life is required to pay by Section 2603 of the Code.

        A direct skip may occur when property is transferred to or a Death Benefit is paid to an individual two or more generations younger than the Owner.

OWNERSHIP PROVISIONS

        Unless otherwise provided, the Owner has all rights under the Contract. If the purchaser names someone other than himself or herself as owner, the purchaser will have no rights under the contract. If Joint Owners are named, each Joint Owner possesses an undivided interest in the Contract. The death of any Joint Owner triggers the provisions of the Contract relating to the death of the Owner. Unless otherwise provided, when Joint Owners are named, the exercise of any ownership right in the Contract (including the right to surrender the Contract or make a Withdrawal, to change the Owner, the Annuitant, a Contingent Annuitant, the Beneficiary, the Annuity Payment Option or the Maturity Date) requires a written indication of an intent to exercise that right, signed by all Joint Owners.

        Prior to the Annuitization Date, the Owner may name a new Owner. Such change may be subject to state and federal gift taxes, and may also result in current federal income taxation (see "Federal Income Tax Considerations", page
33). Any change of Owner will automatically revoke any prior Owner designation. Any request for change of Owner must be (1) made by proper written application,
(2) received and recorded by National Life at its Home Office, and (3) may include a signature guarantee as specified in the "Surrender and Withdrawal" provision on page 26. The change is effective on the date the written request is signed. A new choice of Owner will not apply to any payment made or action we take prior to the time it was received and recorded.

        The Owner may request a change in the Annuitant or contingent Annuitant before the Annuitization Date. Such a request must be made in writing on a form acceptable to us and must be signed by the Owner, and the person to be named as Annuitant or contingent Annuitant. Any such change is subject to underwriting and approval by us.

                             CHARGES AND DEDUCTIONS

        All of the charges described in this section apply to Variable Account allocations. Allocations to the Fixed Account are subject to Contingent Deferred Sales Charges, the Annual Contract Fee and Premium Tax deductions and the charge for the Enhanced Death Benefit Rider, if applicable. The Fixed Account is not subject to the Mortality and Expense Risk Charge and the Administration Charge. We may realize a profit from any of these charges. Any such profit may be used for any purpose, including payment of distribution expenses.

        We deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the Contracts. We incur certain costs and expenses for the distribution and administration of the Contracts and for providing the benefits payable thereunder. More particularly, the administrative services include:

     -  processing applications for and issuing the Contracts;

     - processing purchases and redemptions of Fund shares as required (including automatic withdrawal services);

     -  maintaining records;

     -  administering annuity payouts;

     - furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);

     -  reconciling and depositing cash receipts;

     -  providing Contract confirmations;

     -  providing toll-free inquiry services; and

     -  furnishing telephone transaction privileges.

     The risks we assume include:

     (1) the risk that the actual life-span of persons receiving annuity payments under Contract guarantees will exceed the assumptions reflected in our guaranteed rates (these rates are incorporated in the Contract and cannot be changed);

     (2) the risk that Death Benefits, or the Enhanced Death Benefit under the optional Enhanced Death Benefit Rider, will exceed the actual Contract Value;

     (3) the risk that more Owners than expected will qualify for and exercise waivers of the Contingent Deferred Sales Charge; and

     (4) the risk that our costs in providing the services will exceed our revenues from the Contract charges (which we cannot change).


        The amount of a charge will not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, the Contingent Deferred Sales Charge collected may not fully cover all of the distribution expenses we incur. We may also realize a profit on one or more of these charges. We may use any profits for any corporate purpose, including sales expenses.


DEDUCTIONS FROM THE VARIABLE ACCOUNT


     We deduct from the Variable Account an amount, computed daily, which is equal to an annual rate of 1.40% of the daily net asset value. The charge consists of a 0.15% Administration Charge and a 1.25% Mortality and Expense Risk Charge.


CONTINGENT DEFERRED SALES CHARGE

        We may pay a commission up to 6.5% (7.0% during certain promotional periods) for the sale of a Contract; however, we make no deduction for a sales charge from the Premium Payments for these Contracts. However, if a Withdrawal is made or a Contract is surrendered, we will with certain exceptions, deduct a Contingent Deferred Sales Charge ("CDSC") not to exceed 7% of the lesser of the total of all Net Premium Payments made within 84 months prior to the date of the request to surrender or the amount withdrawn.

        The CDSC is calculated by multiplying the applicable CDSC percentages noted below by the Net Premium Payments that are withdrawn or surrendered. For purposes of calculating the CDSC Withdrawals or surrenders are considered to come first from the oldest Net Premium Payment made to the Contract, then the next oldest Net Premium Payment and so forth, and last from earnings on Net Premium Payments. No CDSC is ever assessed with respect to a Withdrawal or surrender of earnings on Net Premium Payments. For tax purposes, a surrender is usually treated as a withdrawal of earnings first. This charge will apply in the amounts set forth below to Net Premium Payments within the time periods set forth.

        The CDSC applies to Net Premium Payments as follows:

NUMBER OF COMPLETED        CONTINGENT DEFERRED       NUMBER OF COMPLETED       CONTINGENT DEFERRED
YEARS FROM DATE OF         SALES CHARGE              YEARS FROM DATE OF        SALES CHARGE
NET PREMIUM PAYMENT        PERCENTAGE                NET PREMIUM PAYMENT       PERCENTAGE
--------------------       ----------                -------------------       ----------
        0                       7%                           4                      3%
        1                       6%                           5                      2%
        2                       5%                           6                      1%
        3                       4%                           7                      0%

        In any Contract Year after the first Contract Year (except in the states referred to in the last sentence of this paragraph) you may make Withdrawals without a CDSC of an aggregate amount equal to 15% of the Contract Value as of the most recent Contract Anniversary. This CDSC-free Withdrawal privilege does not apply to full surrenders of the Contract, and if a full surrender is made within one year of exercising a CDSC-free Withdrawal, then the CDSC which would have been assessed at the time of the Withdrawal will be assessed at the time of surrender. The CDSC-free feature is also non-cumulative. This means that free amounts not taken during any given Contract Year cannot be taken as free amounts in a subsequent Contract Year. In addition, any amount withdrawn in order to meet minimum Distribution requirements under the Code shall be free of CDSC. In the first Contract Year a CDSC-free Withdrawal is available only by setting up a monthly systematic Withdrawal program for an amount not exceeding the annual CDSC-free Withdrawal amount (see "Available Automated Fund Management Features-Systematic Withdrawals", page 30), or by making a Withdrawal which is part of a series of substantially equal periodic payments over the life of the Owner or the joint lives of the Owner and his or her spouse, to which section 72(t)(2)(A)(iv) of the Code applies. You may be subject to a tax penalty if you take Withdrawals prior to age 59 1/2 (see "Federal Income Tax Considerations", page 33). In New Jersey and Washington, the CDSC-free provision will apply to full surrenders and Withdrawals but will be limited to 10% of the Contract Value as of the most recent Contract Anniversary for both Withdrawals and full surrenders.

        In addition, no CDSC will be deducted:

        (1) upon the Annuitization of Contracts,

        (2) upon payment of a death benefit pursuant to the death of the Owner, or

        (3) from any values which have been held under a Contract for at least 84 months.

        No CDSC applies upon the transfer of value among the Subaccounts or between the Fixed Account and the Variable Account.

        When a Contract is held by a charitable remainder trust, the amount which may be withdrawn from this Contract without application of a CDSC after the first Contract Year, shall be the larger of (a) or (b), where

        (a) is the amount which would otherwise be available for Withdrawal without application of a CDSC; and where

        (b) is the difference between the Contract Value as of the last Contract Anniversary and the Net Premium Payments made to the Contract, less all Withdrawals and less any outstanding loan and accrued interest, as of the last Contract Anniversary.

        We will waive the CDSC if the Owner dies or if the Owner annuitizes. However, if the Owner elects a settlement under Payment Option 1, and subsequently surrenders the Contract prior to seven years after the date of the last Premium Payment, the surrender will be subject to a CDSC.

        We will also waive the CDSC if, following the first Contract Anniversary, you are confined to an eligible nursing home for at least the 90 consecutive days ending on the date of the Withdrawal request. This waiver is not available in the States of New Jersey and New York.

ANNUAL CONTRACT FEE

     For Contracts with a Contract Value of less than $50,000 as of the Date of Issue or any subsequent Contract Anniversary prior to the Annuitization Date, we will assess an Annual Contract Fee of $30.00. This fee will be assessed annually in advance on the Date of Issue and thereafter on each Contract Anniversary on which the Contract Value is less than $50,000. No Annual Contract Fee will be assessed after the Annuitization Date. This fee will be taken pro rata from all Subaccounts of the Variable Account and the unloaned portion of the Fixed Account.

TRANSFER CHARGE


     Currently, unlimited free transfers are permitted among the Subaccounts, and transfers between the Fixed Account and the Variable Account are permitted free of charge within the limits described on page 16. We have no present intention to impose a transfer charge in the foreseeable future. However, we reserve the right to impose in the future a transfer charge of $25 on each transfer in excess of twelve transfers in any Contract Year. We would not anticipate making a profit on any future transfer charge.


     If we impose a transfer charge, we will deduct it from the amount being transferred. All transfers requested on the same Valuation Day are treated as one transfer transaction. Any future transfer charge will not apply to transfers made pursuant to the Dollar Cost Averaging and Portfolio

Rebalancing features, transfers resulting from loans, or if there has been a material change in the investment policy of the Fund from which the transfer is being made. These transfers will not count against the twelve free transfers in any Contract Year.

PREMIUM TAXES

        If a governmental entity imposes premium taxes, we make a deduction for premium taxes in a corresponding amount. Certain states impose a premium tax, currently ranging up to 3.5%. We will pay premium taxes at the time imposed under applicable law. Where we are required to pay this premium tax, we may deduct an amount equal to premium taxes from the Premium Payment. We currently intend to make this deduction from Premium Payments only in South Dakota. In the remaining states which assess premium taxes, we currently expect to make deductions for premium taxes at the time of Annuitization, death of the Owner, or surrender, although we also reserve the right to make such a deduction at the time we pay premium taxes to the applicable taxing authority.

CHARGE FOR OPTIONAL ENHANCED DEATH BENEFIT RIDER

        Annual charges are made if you elect the optional Enhanced Death Benefit Rider. See "Optional Enhanced Death Benefit Rider," page 33. The annual charge for the Enhanced Death Benefit Rider is 0.20% of Contract Value as of the date the charge is deducted. The annual charge will be deducted at issue (or at the time of election, if elected after issue), and then on each Contract Anniversary thereafter, up to and including age 80 on an age-nearest-birthday basis as of the relevant Contract Anniversary. After age 80, we will discontinue the charge. We will make the charge pro rata from the Subaccounts of the Variable Account and the unloaned portion of the Fixed Account.

OTHER CHARGES

        The Variable Account purchases shares of the Funds at net asset value. The net asset value of those shares reflect management fees and expenses already deducted from the assets of the Funds. Information on the fees and expenses for the Funds is set forth in "Underlying Fund Annual Expenses" on page 5.

        More detailed information is contained in the Funds' prospectuses which accompany this prospectus.

                         CONTRACT RIGHTS AND PRIVILEGES

FREE LOOK

        You may revoke the Contract at any time between the Date of Issue and the date 10 days after receipt of the Contract and receive a refund of the Contract Value plus any charges assessed at issue, including the Annual Contract Fee, charge for the optional Enhanced Death Benefit Rider, and any premium tax, unless otherwise required by state and/or federal law. Some states may require a longer free look period. Where the Contract Value is refunded, you will have borne the investment risk and been entitled to the benefit of the investment performance of the chosen Subaccounts during the time the Contract was in force.



        In the case of IRA's and states that require the return of Premium Payments, you may revoke the Contract during the free look period and we will refund Premium Payments.

        In order to revoke the Contract, it must be mailed or delivered to our Home Office. Mailing or delivery must occur on or before 10 days after receipt of the Contract for revocation to be effective. In order to revoke the Contract, if it has not been received, written notice must be mailed or delivered to the Home Office.

        The liability of the Variable Account under this provision is limited to the Contract Value in each Subaccount on the date of revocation. Any additional amounts refunded to you will be paid by us.

LOAN PRIVILEGE - TAX SHELTERED ANNUITIES


        Subject to approval in your state, if you own a section 403(b) Tax-Sheltered Annuity Contract, a loan provision will be available on your Contract. Loans will be subject to the terms of the Contract and the Code.



        If a loan provision is included in your Tax-Sheltered Annuity Contract, loans will be available anytime prior to the Annuitization Date. You will be able to borrow a minimum of $1500 (we may permit lower amounts). The maximum loan balance which may be outstanding at any time on your Contract is 90% of the sum of Contract Value, outstanding loans and accrued interest on loans minus the CDSC that would apply if you surrended your Contract. In no event may the aggregate amount borrowed from all your Tax-Sheltered Annuities or other Qualified Contracts, including this Contract, exceed the lesser of:



      (a) 50% of the combined nonforfeitable account balances of all your Tax-Sheltered Annuities or other Qualified Contracts (or in the case of non-ERISA Plans, $10,000 if greater); and
      (b)    $50,000



The $50,000 limit will be reduced by the excess (if any) of the highest loan balances owed during the prior one-year period over the loan balance on the date the loan is made. The highest loan balance owed during the prior one-year period may be more than the amount outstanding at the time of the loan, if an interest payment or prinicpal repayment has been made.



        All loans will be made from the Collateral Fixed Account. When a loan is taken an amount equal to the principal amount of the loan will be transferred to the Collateral Fixed Account. We will transfer to the Collateral Fixed Account an amount equaling the loan from the Subaccounts of the Variable Account and unloaned portion of the Fixed Account in the same proportion that such amounts bear to the total Contract Value. No CDSC is deducted at the time of the loan or on any transfers to the Collateral Fixed Account.



        Until the loan is repaid in full, that portion of the Collateral Fixed Account equal to the outstanding loan balance shall be credited with interest at an annual rate we declare from time to time, but will never be less than an annual rate of 3.0%. On each Contract Anniversary and on each date that a loan repayment is received, any amount of interest credited on the Collateral Fixed Account will be allocated among the Fixed Account and the Subaccounts of the Variable Account in accordance with the allocation of Net Premium Payments then in effect.



        Loans must be repaid in substantially level payments, not less frequently than quarterly, within five years. Loans used to purchase your principal residence must be repaid within 20 years. During the loan term, the outstanding balance of the loan will continue to accrue interest at annual rates specified in the loan agreement or an amendment to the loan agreement.


        - the Moody's Corporate Bond Yield Average - Monthly Average Corporates, as published by Moody's Investors Service, Inc., or its successor, (or if that average is no longer published, a substantially similar average), for the calendar month ending two months before the date the rate is determined; or
        -   4%.


        The loan interest rate is subject to change on each Contract Anniversary. If the loan interest rate changes, we will send you a notice of the new loan interest rate and new level payment amount. We must reduce the loan interest if on a Contract Anniversary the maximum loan interest rate is lower than the interest rate for the previous Contract Year by 0.50% or more. We may increase the loan interest rate if the maximum loan interest rate is at least 0.50% higher than the loan interest rate for the previous Contract Year. The loan interest rate we charge will be equal to or less than the maximum loan interest rate at the time it is determined, and will never be higher than 15%.



        Twenty days prior to the due date of each loan repayment, as set forth in the loan agreement or an amendment to the loan agreement, we will send you a notice of the amount due. Corresponding to the due date of each loan repayment, we will establish a "billing window" defined as the period beginning on the date that we mail the repayment notice (20 days prior to the payment due date) and extending 31 days after the due date.



        Loan repayments received within the billing window that are sufficient to satisfy the amount due will be applied to the Contract as interest and repayment of principal. The amounts of principal and interest set forth in the loan agreement or an amendment to the loan agreement, are the amounts if all loan repayments are made exactly on the due date. The actual amount of a repayment allocated to interest will be determined based on the actual date the repayment is received, the amount of the outstanding loan, and the number of days since the last repayment date. The amount of principal will be the repayment amount minus the interest. The loan principal repayment will, on the date it is received, be allocated among the Fixed Account and Subaccounts of the Variable Account in accordance with the allocation of Net Premium Payments then in effect.



         Loan repayments received outside of the billing window will be processed as a repayment of principal only. Only repayments received within the billing window may satisfy the amount due. If a payment received within the billing window is less than the amount due, it will be returned to you.



         If a loan repayment that is sufficient to satisfy the amount due is not made within the billing window, then the entire balance of the loan will be considered in default. This amount may be taxable to the borrower, and may be subject to the early withdrawal tax penalty. If you are not eligible to take a distribution pursuant to the Contract or plan provisions, the deemed distribution will be reportable for tax purposes, but will not be offset against the Contract Value until such time as a distribution may be made. On each Contract Anniversary, while a loan is in default, interest accrued on loans will be added to the outstanding loans.



        If you surrender your Contract while a loan is outstanding, you will receive the Cash Surrender Value, which is reduced to reflect the loan outstanding plus accrued interest. If the Owner/Annuitant dies while the loan is outstanding, the Death Benefit will also be reduced to reflect the amount of the loan outstanding plus accrued interest. If annuity payments start while the loan is outstanding, the Contract Value will be reduced by the amount of the outstanding loan plus accrued interest. Until the loan is repaid, we may restrict any transfer of the Contract which would otherwise qualify as a transfer as permitted in the Code.






        Loans may also be subject to additional limitations or restrictions under the terms of the employer's plan. Loans permitted under this Contract may still be taxable in whole or part if the participant has additional loans from other plans or contracts. We will calculate the maximum nontaxable loan based on the information provided by the participant or the employer. In addition, if the section 403(b) Tax-Sheltered Annuity Contract is subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), a loan will be treated as a "prohibited transaction" subject to certain penalties unless additional ERISA requirements are satisfied. You should seek competent legal advice before requesting a loan.



        If a loan is outstanding, all payments received from you will be considered loan repayments. Any payments received from your employer will be considered premium payments. We reserve the right to modify the terms or procedures associated with the loan privilege in the event of a change in the laws or regulations relating to the treatment of loans. We also reserve the right to assess a loan processing fee. IRA's, Non-Qualified Contracts and Qualified Contracts other than section 403(b) Tax-Sheltered Annuity Contracts are not eligible for loans.


SURRENDER AND WITHDRAWAL


        At any time prior to the Annuitization Date (or thereafter if Payment Option 1 has been elected) you may, upon proper written application deemed by us to be in good order, surrender the Contract. "Proper written application" means that you must request the surrender in writing and include the Contract. We may require that the signature(s) be guaranteed by a member firm of a major stock exchange or other depository institution qualified to give such a guaranty.


        We will, upon receipt of any such written request, pay to you the Cash Surrender Value. The Cash Surrender Value will reflect any applicable CDSC (see "Contingent Deferred Sales Charge", page 22), any outstanding loan and accrued interest, and, in certain states, a premium tax charge (see "Premium Taxes", page 24). The Cash Surrender Value may be more or less than the total of Premium Payments you made, depending on the market value of the underlying Fund shares, the amount of any applicable CDSC, and other factors.

        We will normally not permit Withdrawal or Surrender of Premium Payments made by check within the 15 calendar days prior to the date the request for Withdrawal or Surrender is received.

        At any time before the death of the Owner and after 30 days from the Date of Issue, the Owner may make a Withdrawal of a portion of the Contract Value. The minimum Withdrawal is $500, except where the Withdrawal is part of an automated process of paying investment advisory fees to the Owner's investment advisor. At least $3500 in Contract Value must remain after any Withdrawal.

        Generally, Withdrawals in the first Contract Year and Withdrawals in excess of 15% (10% in New Jersey and Washington) of Contract Value as of the most recent Contract Anniversary in any Contract Year are subject to the CDSC. See "Contingent Deferred Sales Charge", page 22. However, see "Available Automated Fund Management Features-Systematic Withdrawals" page 30, for information on a limited means of making systematic Withdrawals in the first year free of the CDSC. Another limited way to make a Withdrawal in the first year without paying a CDSC is to make a Withdrawal which is part of a series of substantially equal periodic payments made for the life of the Owner or the joint lives of the Owner and his or her spouse, under section 72(t)(2)(a)(iv) of the Code. Withdrawals will be deemed to be taken from Net Premium Payments in chronological order, with the oldest Net Premium Payment being withdrawn first. This method will tend to minimize the amount of the CDSD.

        The Withdrawal will be taken from the Subaccounts based on your instructions at the time of the Withdrawal. If you provide specific instructions, amounts must be deducted first from the Variable Account and may only be deducted from the unloaned portion of the Fixed Account to the extent that the Contract Value in the Variable Account is insufficient to accomplish the Withdrawal. If specific allocation instructions are not provided, the Withdrawal will be deducted pro rata from the Subaccounts and from the unloaned portion of the Fixed Account. Any CDSC associated with a Withdrawal will be deducted from the Subaccounts and from the Fixed Account based on the allocation percentages of the Withdrawal. Any amount of CDSC that we deduct from a Subaccount which is in excess of the available value in that Subaccount will be deducted pro rata among the remaining Subaccounts and the unloaned portion of the Fixed Account. If the Withdrawal cannot be processed in accordance with your instructions, then we will not process it until we receive further instructions.

     A Surrender or a Withdrawal may have tax consequences. See "Federal Income Tax Considerations", page 33.

PAYMENTS

        We will pay any funds surrendered or withdrawn from the Variable Account within 7 days of receipt of such request. However, we reserve the right to suspend or postpone the date of any payment or transfer of any benefit or values for any Valuation Period:

        (1)when the New York Stock Exchange ("Exchange") is closed,

        (2)when trading on the Exchange is restricted,

        (3)when an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets, or

        (4)during any other period when the Securities and Exchange Commission, by order, so permits for the protection of security holders.

The rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (2) and (3) exist.

        We reserve the right to delay payment of any amounts allocated to the Fixed Account which are payable as a result of a Surrender, Withdrawal or loan for up to six months after we receive a written request in a form satisfactory to us.

SURRENDERS AND WITHDRAWALS UNDER A TAX-SHELTERED ANNUITY CONTRACT

        Where the Contract has been issued as a Tax-Sheltered Annuity, the Owner may surrender or make a Withdrawal of part or all of the Contract Value at any time this Contract is in force prior to the earlier of the Annuitization Date or the death of the Designated Annuitant except as provided below:

        (a) The surrender or Withdrawal of Contract Value attributable to contributions made pursuant to a salary reduction agreement (within the meaning of Code Section 402(g)(3)(A) or (C)), or transfers from a Custodial Account described in Section 403(b)(7) of the Code, may be executed only:

               1. when the Owner attains age 59 1/2, separates from service, dies, or becomes disabled (within the meaning of Code Section 72(m)(7)); or

               2.     in the case of hardship (as defined for purposes of Code
                      Section 401 (k)), provided that any surrender of Contract Value in the case of hardship may not include any income attributable to salary reduction contributions.

        (b) The surrender and Withdrawal limitations described in (a) above for Tax-Sheltered Annuities apply to:

               1. salary reduction contributions to Tax-Sheltered Annuities made for plan years beginning after December 31, 1988;

               2. earnings credited to such contracts after the last plan year beginning before January 1, 1989, on amounts attributable to salary reduction contributions; and

               3. all amounts transferred from 403(b)(7) Custodial Accounts (except that earnings, and employer contributions as of December 31, 1988 in such Custodial Accounts may be withdrawn in the case of hardship).

        (c) Any Distribution other than the above, including exercise of a contractual ten-day free look provision (when available) may result in the immediate application of taxes and penalties and/or retroactive disqualification of a Qualified Contract or Tax-Sheltered Annuity.

        A premature Distribution may not be eligible for rollover treatment. To assist in preventing disqualification in the event of a ten-day free look, National Life will agree to transfer the proceeds to another contract which meets the requirements of Section 403(b) of the Code, upon proper direction by the Owner. The foregoing is National Life's understanding of the withdrawal restrictions which are currently applicable under Section 403(b)(11) and Revenue Ruling 90-24. Such restrictions are subject to legislative change and/or reinterpretation from time to time. Distributions pursuant to Qualified Domestic Relations Orders will not be considered to be a violation of the restrictions stated in this provision.

        The Contract surrender and Withdrawal provisions may also be modified pursuant to the plan terms and Code tax provisions for Qualified Contracts.

TELEPHONE TRANSACTION PRIVILEGE


     If you elect the telephone transaction privilege, you may make changes in Net Premium Payment allocations, transfers, or initiate or make changes in dollar costs averaging or portfolio rebalancing, and in the case of section 403(b) Tax Sheltered Annuities, take loans up to $10,000, by providing instructions to us at our Home Office over the telephone. You can make the election either on the application for the Contract or by providing a proper written authorization to us. We reserve the right to suspend telephone transaction privileges at any time and for any reason. You may, on the application or by a written authorization, authorize your National Life agent to provide telephone instructions on your behalf.

     We employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If we follow these procedures we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for any such losses if those reasonable procedures are not followed. The procedures followed for telephone transfers will include one or more of the following:

     (1) requiring some form of personal identification prior to acting on instructions received by telephone,

     (2) providing written confirmation of the transaction, and

     (3) making a tape recording of the instructions given by telephone.

AVAILABLE AUTOMATED FUND MANAGEMENT FEATURES

     We currently offer the following free automated fund management features. However, we are not legally obligated to continue to offer these features and we may cease offering one or more of such features at any time, after providing 60 days prior written notice to all Owners who are currently utilizing the features being discontinued. Only one automated fund management feature is available under any single Contract at one time.

     Dollar Cost Averaging. This feature permits you to automatically transfer funds from the Money Market Subaccount to any other Subaccounts on a monthly basis. You may elect it at issue by marking the appropriate box on the initial application and completing the appropriate instruction or after issue by filling out similar information on a change request form and sending it to us.

     If you elect this feature, each month on the Monthly Contract Date we will take the amount to be transferred from the Money Market Subaccount and transfer it to the Subaccount or Subaccounts designated to receive the funds. This procedure starts with the Monthly Contract Date next succeeding the Date of Issue or next succeeding the date of an election subsequent to purchase and stops when the amount in the Money Market Subaccount is depleted. The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the Money Market Subaccount to zero. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to us.


     This feature allows you to move funds into the various investment classes on a more gradual and systematic basis than the frequency on which Premium Payments ordinarily are made. The dollar cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high. The periodic investment of the same amount will result in higher numbers of units being purchased when unit prices are lower and lower numbers of units being purchased when unit prices are higher. This technique will not assure a profit or protect against a loss in declining markets. For the dollar cost averaging technique to be effective, amounts should be available for allocation from the Money Market Subaccount through periods of low price levels as well as higher price levels.


     Portfolio Rebalancing. This feature permits you to automatically rebalance the value in the Subaccounts on a quarterly, semi-annual or annual basis, based on the premium allocation percentages in effect at the time of the rebalancing. You may elect it at issue by marking the appropriate box on the initial application or after issue by completing a change request form and sending it to us.

     In Contracts utilizing Portfolio Rebalancing from the Date of Issue, an automatic transfer takes place which causes the percentages of the current values in each Subaccount to match the current premium allocation percentages. This procedure starts with the Monthly Contract Date three, six or twelve months after the Date of Issue and continues on each Monthly Contract Date three, six or twelve months thereafter. Contracts electing Portfolio Rebalancing after issue will have the first automated transfer occur as of the Monthly Contract Date on or next following the date that the election is received. Subsequent rebalancing transfers occur every three, six or twelve months thereafter. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form.

     If you change the Contract's premium allocation percentages, Portfolio Rebalancing will automatically be discontinued unless you specifically direct otherwise.


     Portfolio Rebalancing results in periodic transfers out of Subaccounts that have had relatively favorable investment performance and into Subaccounts which have had relatively unfavorable investment performance. Portfolio rebalancing does not guarantee a profit or protect against a loss.


        Systematic Withdrawals. At any time after one year from the Date of Issue, if the Contract Value at the time of initiation of the program is at least $15,000, you may elect in writing to take systematic Withdrawals of a specified dollar amount (of at least $100) on a monthly, quarterly, semi-annual or annual basis. You may provide specific instructions as to how the systematic Withdrawals are to be taken, but the Withdrawals must be taken first from the Subaccounts and may only be taken from the unloaned portion of the Fixed Account to the extent that the Contract Value in the Variable Account is insufficient to accomplish the Withdrawal. If you have not provided specific instructions or if specific instructions cannot be carried out, we process the Withdrawals by taking Accumulation Units from all of the Subaccounts in which you have an interest and the unloaned portion of the Fixed Account on a pro rata basis. Each systematic Withdrawal is subject to federal income taxes. In addition, a 10% federal penalty tax may be assessed on systematic Withdrawals if you are under age 59 1/2. If you direct, we will withhold federal income taxes from each systematic Withdrawal. A systematic Withdrawal program terminates automatically when a systematic Withdrawal would cause the remaining Contract Value to be $3,500 or less. If this happens, then the systematic Withdrawal transaction causing the Contract Value to fall below $3500 will not be processed. You may discontinue systematic Withdrawals at any time by notifying us in writing.

        A CDSC may apply to systematic Withdrawals in accordance with the considerations set forth in "Contingent Deferred Sales Charge", page 22. If you withdraw amounts pursuant to a systematic Withdrawal program, then, in most states, you may withdraw in each Contract Year after the first Contract Year without a CDSC an amount up to 15% of the Contract Value as of the most recent Contract Anniversary (a 10% CDSC-free Withdrawal provision applies in New Jersey and Washington see "Contingent Deferred Sales Charge," page 22). Both Withdrawals you request and Withdrawals pursuant to a systematic Withdrawal program will count toward the limit of the amount that may be withdrawn in any Contract Year free of the CDSC. In addition, any amount withdrawn in order to meet minimum Distribution requirements under the Code shall be free of CDSC.

        Limited systematic Withdrawals are also available in the first Contract Year (but after 30 days from issue). These systematic Withdrawals are limited to monthly systematic Withdrawal programs only. The maximum aggregate amount for the remaining months of the first Contract Year is the annual amount that may be withdrawn in Contract Years after the first Contract Year free of a CDSC (i.e., either 15% or 10% of the Contract Value, depending on the state). These systematic Withdrawals will not be subject to a CDSC. The other rules for systematic Withdrawals made after the first Contract Year, including the $15,000 minimum Contract Value, minimum $100 payment, and allocation rules, will apply to these systematic Withdrawals.

CONTRACT RIGHTS UNDER CERTAIN PLANS

     Contracts may be purchased in connection with a plan sponsored by an employer. In such cases, all rights under the Contract rest with the Owner, which may be the employer or other obligor under the plan, and benefits available to participants under the plan are governed solely by the provisions of the plan. Accordingly, some of the options and elections under the Contract may not be available to participants under the provisions of the plan. In such cases, participants should contact their employers for information regarding the specifics of the plan.

                               THE FIXED ACCOUNT

        Net Premium Payments under the Fixed Account portion of the Contract and transfers to the Fixed Account portion are part of our general account, which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the general account are not registered under the Securities Act of 1933 ("Securities Act"), nor is the general account registered as an investment company under the Investment Company Act. Accordingly, neither the general account nor any interest therein are generally subject to the provisions of the Securities Act or Investment Company Act, and we have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus which relate to the guaranteed interest portion. Disclosures regarding the Fixed Account portion of the Contract and the general account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

        The Fixed Account is made up of all our general assets, other than those in the Variable Account and any other segregated asset account. Fixed Account Net Premium Payments will be allocated to the Fixed Account by election of the Owner at the time of purchase or by a later change in allocation of Net Premium Payments. We will invest the assets of the Fixed Account in those assets we choose and allowed by applicable law.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES


        The Contract Value held in the Fixed Account which is not held in a Collateral Fixed Account is guaranteed to accumulate at a minimum effective annual interest rate of 3.0%. We may credit the Contract Value in the unloaned portion of the Fixed Account with current rates in excess of the minimum guarantee but we are not obligated to do so. We have no specific formula for determining current interest rates. Since we, in our sole discretion, anticipate changing the current interest rate from time to time, allocations to the Fixed Account made at different times are likely to be credited with different current interest rates. We declare an interest rate each month to apply to amounts allocated or transferred to the Fixed Account in that month. The rate declared on such amounts remains in effect for twelve months. At the end of the 12-month period, we reserve the right to declare a new current interest rate on such amounts and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the Fixed Account on that date). We determine any interest credited on the amounts in the Fixed Account in excess of the minimum guaranteed rate of 3.0% per year in our discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate. Amounts allocated to the Fixed Account do not share in the investment performance of our general account or any portion thereof.



        Amounts deducted from the unloaned portion of the Fixed Account for the charge for the optional Enhanced Death Benefit Rider, the Annual Contract Fee or transfers to the Variable Account are, for the purpose of crediting interest, accounted for on a last in, first out basis. Amounts deducted from the unloaned portion of the Fixed Account for Withdrawals are accounted for on a first in, first out basis for such purpose.


        National Life reserves the right to change the method of crediting interest from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 3.0% per annum or shorten the period for which the interest rate applies to less than 12 months.

      For Contracts purchased in the State of Washington, no Premium Payments or Contract Value may be allocated to the Fixed Account.

ENHANCED FIXED ACCOUNT

      During special promotional periods (the "offer period"), we may make available to the Contracts a special Fixed Account Option, called the "Enhanced Fixed Account". The Enhanced Fixed Account, when available, allows you to move value into the Variable Account on a gradual and systematic basis, while earning interest at a higher fixed rate that that otherwise offered on the Fixed Account on your value while it awaits transfer into the Variable Account.

      During an offer period (which will be from time to time at our discretion), the Enhanced Fixed Account will be available to new and existing Contract Owners who make a one-time new Premium Payment of at least a minimum dollar amount we specify at the time of the offer. Contract Value in the Enhanced Fixed Account will accumulate at an effective annual interest rate in excess of the current rates then being credited to Contract Value in the Fixed Account. We will declare the interest rate for the Enhanced Fixed Account at the time of the offer in our discretion, and this interest rate will apply for the entire offer period. When we set an offer period, we will announce all the terms of the Enhanced Fixed Account, and post this information on our web site at www.nlv.com.

      We will require that the Contract Value in the Enhanced Fixed Account be systematically transferred on a monthly basis from the Enhanced Fixed Account to the Subaccounts. The required monthly transfer amount will be a percentage of the Premium Payment allocated to the Enhanced Fixed Account. We will declare this percentage at the time of the offer, in our discretion. Each month on the Monthly Contract Date, the monthly transfer amount will be transferred from the Enhanced Fixed Account to the Subaccounts and in the percentage amounts selected by the Owner (other than the Money Market Subaccount), until the Contract Value in the Enhanced Fixed Account is exhausted.

      The Enhanced Fixed Account will be part of the Fixed Account described above.

      Transfers into the Enhanced Fixed Account will not be allowed. The Owner may transfer Contract Value out of the Enhanced Fixed Account at any time, by making a transfer request. If the entire Contract Value in the Enhanced Fixed Account is transferred out, the program ends. If less than the entire Contract Value in the Enhanced Fixed Account is transferred out, the scheduled monthly transfers will continue until the Enhanced Fixed Account is exhausted.

      Withdrawals from the Enhanced Fixed Account will be allowed, in the same manner as for other Withdrawals, but will be subject to any applicable CDSC.

      For Contracts utilizing the Enhanced Fixed Account, National Life reserves the right to reduce the number of different Subaccounts, other than the Money Market Subaccount, that may be used by the Contract over its entire lifetime from 16 to 15. There is no charge for participating in an offer period.

      This program is not available simultaneously with Dollar Cost Averaging, Portfolio Rebalancing or Systematic Withdrawals. If you elect Systematic Withdrawals while you have Contract Value in the Enhanced Fixed Account, your Contract Value in the Enhanced Fixed Account will immediately be transferred to your selected Subaccounts.

      During the offer period we may permit, in our discretion, additional Premium Payments on the same Contract to be allocated to the Enhanced Fixed Account. If we do so, we will add a declared percentage of the new Premium Payment to the original monthly transfer amount, the same instructions for allocating to the Subaccounts will apply, and the program will continue to operate until the Contract Value in the Enhanced Fixed Account is exhausted.

      We may need to refund Premium Payments intended for the Enhanced Fixed Account if they are less than the minimum required, if they are received after the end of the offer period, or if, for any other reason, the written instructions of the Owner cannot be carried out. We may hold these Premium Payments for up to 20 days before refunding them. Any amounts refunded will be credited with interest at 5%.

      This program will not be available in the State of Washington.

                     OPTIONAL ENHANCED DEATH BENEFIT RIDER

        You may choose to include the Enhanced Death Benefit Rider in your Contract. The Rider is subject to the restrictions and limitations set forth in it. Election of this optional benefit involves an additional cost. This Rider is not available in Texas. If you elected the Enhanced Death Benefit Rider, then the following enhanced death benefit will be payable to the Beneficiary if you (or the first of Joint Owners, or the Annuitant if the Owner is not a natural person) die prior to reaching age 81 (on an age nearest birthday basis) the highest of:

        (a)  Contract Value;

        (b) the total of all Net Premium Payments, less all Withdrawals (including any CDSC deducted in connection with such Withdrawals) and less any outstanding loan and accrued interest, and



        (c) the largest Contract Value as of any prior Contract Anniversary after the Enhanced Death Benefit Rider was applicable to the Contract, plus Net Premium Payments,minus any Withdrawals (including any CDSC deducted in connection with such Withdrawals), and minus any loan taken and accrued interest thereon, in each case since such Contract Anniversary.


        We calculate this as of the date we receive due proof of death. Any applicable premium tax charge payable on your death will be applied to reduce the value of the determined enhanced death benefit (see "Premium Taxes, page
24).

        If you (or the first of Joint Owners, or the Annuitant if the Owner is not a natural person) die at age 81 or later, the death benefit will not be enhanced and will be an amount equal to Contract Value, less any applicable premium tax charge.


        The Enhanced Death Benefit Rider is available at issue if you are age 75 or younger. It is available after issue if you are age 75 or younger only on a Contract Anniversary and only if at the time of the Rider is requested the Contract Value is greater than the total of all Net Premium Payments less all Withdrawals, and any outstanding loan on the Contract and accrued interest on such loan.


        The annual charge for this Rider is 0.20% of Contract Value. After you reach ago 80, on an age nearest birthday basis, we discontinue the charge. See "Charge for Optional Enhanced Death Benefit Rider", page 24.

        We distribute the Enhanced Death Benefit in the same manner as the normal Death Benefit. See "Death of Owner", page 19.

                       FEDERAL INCOME TAX CONSIDERATIONS

        The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other tax laws.

        If you invest in a variable annuity as part of a pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

TAXATION OF NON-QUALIFIED CONTRACTS

        Non-Natural Person. If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

        The following discussion generally applies to Contracts owned by natural persons.

        Withdrawals. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Contract.

        Penalty Tax on Certain Withdrawals. In the case of a distribution from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

        --     made on or after the taxpayer reaches age 59 1/2

        --     made on or after the death of an Owner;

        --     attributable to the taxpayer's becoming disabled; or

        -- made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You should consult a tax adviser with regard to exceptions from the penalty tax.

        Annuity Payments. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

        Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments.

        Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an annuitant, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment or exchange, should consult a tax advisor as to the tax consequences.

        Withholding. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

        Multiple Contracts. All annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner's income when a taxable distribution occurs.

TAXATION OF QUALIFIED CONTRACTS

        The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

        Individual Retirement Accounts (IRAs), as defined in Section 408 of the Internal Revenue Code (Code), permit individuals to make annual contributions of up to the lesser of $2,000 or 100% of adjusted gross income. The contributions may be deductible in whole or in part, depending on the individual's income. Distributions from certain pension plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply. The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the optional Enhanced Death Benefit provision in the Contract comports with IRA qualification requirements.

        SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to $6,000 (as increased for cost of living adjustments). The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.

        Roth IRAs, as described in Code section 408A, permit certain eligible individuals to contribute to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

        Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract. The Contract includes an Enhanced Death Benefit that in some cases may exceed the greater of the premium payments or the account value. The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the Death Benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

        Tax Sheltered Annuities under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January
1, 1989, are not allowed prior to age 59 1/2, separation from service, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. The Contract includes an Enhanced Death Benefit that in some cases may exceed the greater of the premium payments or the account value. The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity. Because the Death Benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.



        Section 457 Plans, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The Contract can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. For non-governmental Section 457 plans, all such investments, are owned by and are subject to, the claims of the general creditors of the sponsoring employer. In general, all amounts received under a section 457 plan are taxable and are subject to federal income tax withholding as wages.


        Other Tax Issues. Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax advisor for more information about these distribution rules.

        Distributions from Qualified Contracts generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not have tax withheld from distributions.


        "Eligible rollover distributions" from section 401(a) plans, Section 403(a) annuities and Section 403(b) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.


POSSIBLE TAX LAW CHANGES

        Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

        We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

                               GENDER NEUTRALITY

        In 1983, the United States Supreme Court held that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964 vary between men and women on the basis of sex. The Court applied its decision to benefits derived from contributions made on or after August 1, 1983. Lower federal courts have since held that the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, some states prohibit using sex-distinct mortality tables.

        The Contract uses sex-distinct actuarial tables, unless state law requires the use of sex-neutral actuarial tables. As a result, the Contract generally provides different benefits to men and women of the same age. Employers and employee organizations which may consider buying Contracts in connection with any employment-related insurance or benefits program should consult their legal advisors to determine whether the Contract is appropriate for this purpose.

                                 VOTING RIGHTS

        Voting rights under the Contracts apply only with respect to Net Premium Payments or accumulated amounts allocated to the Variable Account.

        In accordance with our view of present applicable law, we vote the shares of the Funds held in the Variable Account at regular and special meetings of the shareholders of the Funds. These shares are voted in accordance with instructions received from you if you have an interest in the Variable Account. If the Investment Company Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Funds in our own right, we may elect to do so.

        The person having the voting interest under a Contract is the Owner. The number of Fund shares attributable to each Owner is determined by dividing the Owner's interest in each Subaccount by the net asset value of the Fund corresponding to the Subaccount.

        We determine the number of shares which a person has the right to vote on a date we choose not more than 90 days prior to the meeting of the Fund. We solicit voting instructions by written communication at least 21 days prior to such meeting.

        We vote Fund shares held in the Variable Account as to which no timely instructions are received in the same proportions as the voting instructions we receive with respect to all contracts participating in the Variable Account.

        Each person having a voting interest will receive periodic reports relating to the Funds, proxy material and a form with which to give such voting instructions.

                          CHANGES TO VARIABLE ACCOUNT

        We reserve the right to create one or more new separate accounts, combine or substitute separate accounts, or to add new investment Funds for use in the Contracts at any time. In addition, if the shares of the Funds described in this Prospectus should no longer be available for investment by the Variable Account or, if in our judgment further investment in such Fund shares should become inappropriate, we may eliminate Subaccounts, combine two or more Subaccounts or substitute one or more Funds for other Fund shares already purchased or to be purchased in the future under the Contract. No substitution of securities in the Variable Account may take place without prior approval of the Securities and Exchange Commission and under such requirements as it may impose. We may also operate the Variable Account as a management investment company under the Investment Company Act, deregister the Variable Account under the Investment Company Act (if such registration is no longer required), transfer all or part of the assets of the Variable Account to another separate account or to the Fixed Account (subject to obtaining all necessary regulatory approvals), and make any other changes reasonably necessary under the Investment Company Act or applicable state law.

                                  ADVERTISING

YIELD

        A "yield" and "effective yield" may be advertised for the Market Street Money Market Portfolio Subaccount. "Yield" is a measure of the net dividend and interest income earned over a specific seven-day period (which period will be stated in the advertisement) expressed as a percentage of the offering price of the Subaccount's units. Yield is an annualized figure, which means that it is assumed that the Subaccount generates the same level of net income over a 52-week period. The "effective yield" is calculated similarly but includes the effect of assumed compounding, calculated under rules prescribed by the Securities and Exchange Commission. The effective yield will be slightly higher than yield due to this compounding effect.

PERFORMANCE

        We may also from time to time advertise the performance of the Subaccounts of the Variable Account relative to the performance of other variable annuity subaccounts or funds with similar or different objectives, or the investment industry as a whole. Other investments to which the Subaccounts may be compared include, but are not limited to: precious metals; real estate; stocks and bonds; closed-end funds; CDs; bank money market deposit accounts and passbook savings; and the Consumer Price Index.

        Market Comparisons. The Subaccounts of the Variable Account may also be compared to certain market indexes, which may include, but are not limited to: S&P 500; Shearson/Lehman Intermediate Government/Corporate Bond Index; Shearson/Lehman Long-Term Government/Corporate Bond Index; Donoghue Money Fund Average; U.S. Treasury Note Index; Bank Rate Monitor National Index of 2 Year CD Rates; and Dow Jones Industrial Average.

        Normally these rankings and ratings are published by independent tracking services and publications of general interest including, but not limited to: Lipper Analytical Services, Inc., CDA/ Wiesenberger, Morningstar, Donoghue's; magazines such as Money, Forbes, Kiplinger's Personal Finance Magazine, Financial World, Consumer Reports, Business Week, Time, Newsweek, National Underwriter, U.S. News and World Report; rating services such as LIMRA, Value, Best's Agent Guide, Western Annuity Guide, Comparative Annuity Reports; and other publications such as the Wall Street Journal, Barron's, Investor's Daily, and Standard & Poor's Outlook. In addition, Variable Annuity Research & Data Service (The VARDS Report) is an independent rating service that ranks over 500 variable annuity funds based upon total return performance. These rating services and publications rank the performance of the Funds against all funds over specified periods and against funds in specified categories. The rankings may or may not include the effects of sales or other charges.

        Rating Services. We are also ranked and rated by independent financial rating services, among which are Moody's, Standard & Poor's and A.M. Best. The purpose of these ratings is to reflect our financial strength or claims-paying ability. The ratings are not intended to reflect the investment experience or financial strength of the Variable Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend us or the Contracts. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

        Historical Performance. We may from time to time advertise several types of historical performance for the Subaccounts of the Variable Account. We may advertise for the Subaccounts standardized "average annual total return," calculated in a manner prescribed by the Securities and Exchange Commission, and nonstandardized "total return."

        Standardized Average Annual Total Return.. Standardized Average Annual Total Return" will show the percentage rate of return of a hypothetical initial investment of $1,000 for at least the most recent one, five and ten year period, or for a period covering the time the Subaccount has been in existence, if the Subaccount has not been in existence for one of the prescribed periods. This calculation reflects the deduction of all applicable charges made to the Contracts except for premium taxes, which may be imposed by certain states.

               The charts below show Standardized Average Annual Total Return for the Subaccounts for the indicated periods. For the purposes of calculating Standardized Average Annual Total Return, the Mortality and Expense Risk Charge of 1.25%, the Administration Charge of

        0.15%, the Annual Contract Fee of $30.00, the applicable CDSC, the optional Enhanced Death Benefit Rider charge of 0.20% were deducted. For purposes of computing the Annual Contract Fee, the Annual Contract Fee has been converted into a per-dollar per-day charge. The per-dollar per-day charge has been converted based on the actual average Accumulated Value of the Contracts as of December 31, 1999. The charge works out to 0.04% per annum.



               Based on the method of calculation described above, the Standardized Average Annual Total Returns for the Subaccounts for the periods ending December 31, 1999 were:





Standardized Average Annual Total Return
(Assuming the Enhanced Death Benefit Rider Is Elected)


                                                  1 Year to   5 Years to  10 Years to  Life of Subaccount   Date Subaccount
                                                 12/31/1999   12/31/1999  12/31/1999      to 12/31/99          Effective
                                                 ----------   ----------  -----------  ------------------   ---------------
Alger American Small Capitalization                34.11%        N/A          N/A            23.99%            07/02/1997
Alger American Growth                              24.59%        N/A          N/A            32.18%            07/02/1997
Fidelity VIP Fund-Equity Income                    -2.39%        N/A          N/A             7.73%            07/02/1997
Fidelity VIP Fund-Growth                           28.22%        N/A          N/A            30.58%            07/02/1997
Fidelity VIP Fund-High Income                      -0.59%        N/A          N/A             1.40%            07/02/1997
Fidelity VIP Fund-Overseas                         33.33%        N/A          N/A            15.38%            07/02/1997
Fidelity VIP Fund II-Index 500                     11.56%        N/A          N/A            20.38%            07/02/1997
Fidelity VIP Fund II-Contrafund                    15.25%        N/A          N/A            22.93%            07/02/1997
Market Street Growth                               -5.71%        N/A          N/A             6.90%            07/02/1997
Market Street Sentinel Growth                      29.57%        N/A          N/A            23.60%            07/02/1997
Market Street Aggressive Growth                     7.04%        N/A          N/A             9.49%            07/02/1997
Market Street Managed                              -7.74%        N/A          N/A             5.22%            07/02/1997
Market Street Bond                                -11.88%        N/A          N/A             0.94%            07/02/1997
Market Street International                        20.22%        N/A          N/A             9.95%            07/02/1997
Market Street Money Market                         -3.80%        N/A          N/A             1.56%            07/02/1997
Strong Opportunity Fund II, Inc.                   25.73%        N/A          N/A            21.14%            07/02/1997
Strong Mid Cap Growth Fund II                      79.83%        N/A          N/A            47.24%            07/02/1997
Van Eck Worldwide Bond                            -16.32%        N/A          N/A            -0.78%            07/02/1997
American Century VP Value                          -9.46%        N/A          N/A            -3.97%            08/03/1998
American Century VP Income & Growth                 9.11%        N/A          N/A            14.03%            08/03/1998
Goldman Sachs International Equity                 22.73%        N/A          N/A            15.89%            08/03/1998
Goldman Sachs Global Income                        -9.62%        N/A          N/A            -3.36%            08/03/1998
Goldman Sachs CORE Small Cap Equity                 8.64%        N/A          N/A             1.36%            08/03/1998
Goldman Sachs Mid Cap Value                        -9.55%        N/A          N/A            -7.58%            08/03/1998
J.P. Morgan International Opportunities            27.46%        N/A          N/A            15.06%            08/03/1998
J.P. Morgan Small Company                          35.07%        N/A          N/A            22.63%            08/03/1998
Neuberger Berman AMT Partners                      -1.37%        N/A          N/A             0.58%            08/03/1998



               The chart below shows Standardized Average Annual Total Returns for a Contract which does not elect the optional Enhanced Death Benefit:



Standardized Average Annual Total Return
(Assuming the Enhanced Death Benefit Rider Is Not Elected)


                                                  1 Year to   5 Years to  10 Years to  Life of Subaccount   Date Subaccount
                                                 12/31/1999   12/31/1999  12/31/1999      to 12/31/99          Effective
                                                 ----------   ----------  -----------  ------------------   ---------------
Alger American Small Capitalization                34.38%        N/A          N/A            24.24%           07/02/1997
Alger American Growth                              24.84%        N/A          N/A            32.45%           07/02/1997
Fidelity VIP Fund-Equity Income                    -2.18%        N/A          N/A             7.95%           07/02/1997
Fidelity VIP Fund-Growth                           28.49%        N/A          N/A            30.84%           07/02/1997
Fidelity VIP Fund-High Income                      -0.38%        N/A          N/A             1.61%           07/02/1997
Fidelity VIP Fund-Overseas                         33.60%        N/A          N/A            15.61%           07/02/1997
Fidelity VIP Fund II-Index 500                     11.80%        N/A          N/A            20.63%           07/02/1997
Fidelity VIP Fund II-Contrafund                    15.49%        N/A          N/A            23.18%           07/02/1997
Market Street Growth                               -5.50%        N/A          N/A             7.13%           07/02/1997
Market Street Sentinel Growth                      29.84%        N/A          N/A            23.85%           07/02/1997
Market Street Aggressive Growth                     7.27%        N/A          N/A             9.72%           07/02/1997
Market Street Managed                              -7.54%        N/A          N/A             5.44%           07/02/1997
Market Street Bond                                -11.69%        N/A          N/A             1.15%           07/02/1997
Market Street International                        20.47%        N/A          N/A            10.18%           07/02/1997
Market Street Money Market                         -3.59%        N/A          N/A             1.77%           07/02/1997
Strong Opportunity Fund II, Inc.                   25.99%        N/A          N/A            21.38%           07/02/1997
Strong Mid Cap Growth Fund II                      80.19%        N/A          N/A            47.53%           07/02/1997
Van Eck Worldwide Bond                            -16.13%        N/A          N/A            -0.57%           07/02/1997
American Century VP Value                          -9.26%        N/A          N/A            -3.76%           08/03/1998
American Century VP Income & Growth                 9.34%        N/A          N/A            14.26%           08/03/1998
Goldman Sachs International Equity                 22.98%        N/A          N/A            16.13%           08/03/1998
Goldman Sachs Global Income                        -9.42%        N/A          N/A            -3.15%           08/03/1998
Goldman Sachs CORE Small Cap Equity                 8.87%        N/A          N/A             1.57%           08/03/1998
Goldman Sachs Mid Cap Value                        -9.36%        N/A          N/A            -7.38%           08/03/1998
J.P. Morgan International Opportunities            27.72%        N/A          N/A            15.29%           08/03/1998
J.P. Morgan Small Company                          35.34%        N/A          N/A            22.88%           08/03/1998
Neuberger Berman AMT Partners                      -1.16%        N/A          N/A             0.79%           08/03/1998

        Other Total Returns. Other "total returns" include nonstandardized Subaccount average annual total returns and adjusted historic fund performance data.

               Nonstandardized Average Annual Total Return. "Nonstandardized Average Annual Total Return" will be calculated in a similar manner and for the same time periods as the standardized average annual total return but will not reflect the deduction of any applicable CDSC, which, if reflected, would decrease the level of performance shown. The Contingent Deferred Sales Charge is not reflected because the Contracts are designed for long term investment. Nonstandardized performance data will only be disclosed if standardized average annual total return for the Subaccounts for the required periods is also disclosed.


               The charts below show Nonstandardized Average Annual Total Return for the Subaccounts for the indicated periods. For the purposes of calculating Nonstandardized Average Annual Total Return, the Mortality and Expense Risk Charge of 1.25%, the Administration Charge of 0.15%, the Annual Contract Fee of $30.00, and the optional Enhanced Death Benefit Rider charge of 0.20% were deducted. For purposes of computing the Annual Contract Fee, the Annual Contract Fee has been converted into a per-dollar per-day charge. The per-dollar per-day charge has been converted based on the actual average Accumulated Value of the Contracts as of December 31, 1999. The charge works out to 0.04% per annum.



               Based on the method of calculation described above, the Nonstandardized Subaccount Average Annual Total Returns for the Subaccounts for the period ending December 31, 1999, were:

Nonstandardized Average Annual Total Return
(Assuming the Enhanced Death Benefit Rider Is Elected)

                                                1 Year to   5 Years to   10 Years to   Life of Subaccount      Date Subaccount
                                                 12/31/99     12/31/99      12/31/99         to 12/31/99       Effective
                                                 --------     --------      --------   ------------------      ---------
Alger American Small Capitalization                41.11%        N/A          N/A            25.43%             07/02/1997
Alger American Growth                              31.59%        N/A          N/A            33.49%             07/02/1997
Fidelity VIP Fund-Equity Income                     4.61%        N/A          N/A             9.50%             07/02/1997
Fidelity VIP Fund-Growth                           35.22%        N/A          N/A            31.91%             07/02/1997
Fidelity VIP Fund-High Income                       6.41%        N/A          N/A             3.33%             07/02/1997
Fidelity VIP Fund-Overseas                         40.33%        N/A          N/A            16.98%             07/02/1997
Fidelity VIP Fund II-Index 500                     18.56%        N/A          N/A            21.89%             07/02/1997
Fidelity VIP Fund II-Contrafund                    22.25%        N/A          N/A            24.39%             07/02/1997
Market Street Growth                                1.29%        N/A          N/A             8.69%             07/02/1997
Market Street Sentinel Growth                      36.57%        N/A          N/A            25.04%             07/02/1997
Market Street Aggressive Growth                    14.04%        N/A          N/A            11.22%             07/02/1997
Market Street Managed                              -0.73%        N/A          N/A             7.05%             07/02/1997
Market Street Bond                                 -4.88%        N/A          N/A             2.89%             07/02/1997
Market Street International                        27.22%        N/A          N/A            11.67%             07/02/1997
Market Street Money Market                          3.20%        N/A          N/A             3.49%             07/02/1997
Strong Opportunity Fund II, Inc.                   32.73%        N/A          N/A            22.62%             07/02/1997
Strong Mid Cap Growth Fund II                      86.83%        N/A          N/A            48.35%             07/02/1997
Van Eck Worldwide Bond                             -9.32%        N/A          N/A             1.21%             07/02/1997
American Century VP Value                          -2.46%        N/A          N/A             0.32%             08/03/1998
American Century VP Income & Growth                16.11%        N/A          N/A            18.03%             08/03/1998
Goldman Sachs International Equity                 29.73%        N/A          N/A            19.87%             08/03/1998
Goldman Sachs Global Income                        -2.62%        N/A          N/A             0.92%             08/03/1998
Goldman Sachs CORE Small Cap Equity                15.64%        N/A          N/A             5.55%             08/03/1998
Goldman Sachs Mid Cap Value                        -2.55%        N/A          N/A            -3.22%             08/03/1998
J.P. Morgan International Opportunities            34.46%        N/A          N/A            19.05%             08/03/1998
J.P. Morgan Small Company                          42.07%        N/A          N/A            26.52%             08/03/1998
Neuberger Berman AMT Partners                       5.63%        N/A          N/A             4.79%             08/03/1998

               The chart below shows Nonstandardized Average Annual Total Returns for a Contract which does not elect the optional Enhanced Death Benefit Rider.



Nonstandardized Average Annual Total Return
(Assuming the Enhanced Death Benefit Rider Is Not Elected)

                                                   1 Year to   5 Years to  10 Years to  Life of Subaccount   Date Subaccount
                                                   12/31/1999  12/31/1999  12/31/1999      to 12/31/99          Effective
                                                  -----------  ----------  -----------  -------------------  ---------------
Alger American Small Capitalization                  41.38%        N/A         N/A            25.68%           07/02/1997
Alger American Growth                                31.84%        N/A         N/A            33.75%           07/02/1997
Fidelity VIP Fund-Equity Income                       4.82%        N/A         N/A             9.72%           07/02/1997
Fidelity VIP Fund-Growth                             35.49%        N/A         N/A            32.17%           07/02/1997
Fidelity VIP Fund-High Income                         6.62%        N/A         N/A             3.54%           07/02/1997
Fidelity VIP Fund-Overseas                           40.60%        N/A         N/A            17.21%           07/02/1997
Fidelity VIP Fund II-Index 500                       18.80%        N/A         N/A            22.13%           07/02/1997
Fidelity VIP Fund II-Contrafund                      22.49%        N/A         N/A            24.64%           07/02/1997
Market Street Growth                                  1.50%        N/A         N/A             8.91%           07/02/1997
Market Street Sentinel Growth                        36.84%        N/A         N/A            25.29%           07/02/1997
Market Street Aggressive Growth                      14.27%        N/A         N/A            11.44%           07/02/1997
Market Street Managed                                -0.54%        N/A         N/A             7.26%           07/02/1997
Market Street Bond                                   -4.69%        N/A         N/A             3.09%           07/02/1997
Market Street International                          27.47%        N/A         N/A            11.89%           07/02/1997
Market Street Money Market                            3.41%        N/A         N/A             3.69%           07/02/1997
Strong Opportunity Fund II, Inc.                     32.99%        N/A         N/A            22.87%           07/02/1997
Strong Mid Cap Growth Fund II                        87.19%        N/A         N/A            48.64%           07/02/1997
Van Eck Worldwide Bond                               -9.13%        N/A         N/A             1.42%           07/02/1997
American Century VP Value                            -2.26%        N/A         N/A             0.52%           08/03/1998
American Century VP Income & Growth                  16.34%        N/A         N/A            18.26%           08/03/1998
Goldman Sachs International Equity                   29.98%        N/A         N/A            20.11%           08/03/1998
Goldman Sachs Global Income                          -2.42%        N/A         N/A             1.12%           08/03/1998
Goldman Sachs CORE Small Cap Equity                  15.87%        N/A         N/A             5.76%           08/03/1998
Goldman Sachs Mid Cap Value                          -2.36%        N/A         N/A            -3.03%           08/03/1998
J.P. Morgan International Opportunities              34.72%        N/A         N/A            19.28%           08/03/1998
J.P. Morgan Small Company                            42.34%        N/A         N/A            26.76%           08/03/1998
Neuberger Berman AMT Partners                         5.84%        N/A         N/A             4.99%           08/03/1998







               Adjusted Historic Average Annual Total Return. In addition, historic performance data may be presented for the Funds since their inception, reduced by some or all of the fees and charges under the Contracts. Such adjusted historic Fund performance includes data that precedes the inception date of the Subaccounts. This data is designed to show performance that would have resulted if the Contract had been in existence during that time. Adjusted historic Fund performance data will be shown only if standard performance data for the Subaccounts is also shown.

               The charts below show adjusted historic average annual total return for the Funds for the indicated periods. For the purposes of calculating Adjusted Historic Fund Average Annual Total Return, the Mortality and Expense Risk Charge of 1.25%, the Administration Charge of 0.15%, the Annual Contract Fee of $30.00, and (if so indicated) the applicable CDSC and/or the optional Enhanced Death Benefit Rider Charge of 0.20% were deducted. For purposes of computing the Annual Contract Fee, the Annual Contract Fee has been converted into a per-dollar per-day charge. The per-dollar per-day charge has been converted based on the actual average Accumulated Value of the Contracts as of December 31, 1999. The charge works out to 0.04% per annum.



               Based on the method of calculation described above, the Adjusted Historic Average Annual Total Returns for the Funds for the periods ending December 31, 1999 were:





Adjusted Historic Average Annual Total Return
(Assuming the Enhanced Death Benefit Rider is Not Elected and
the Contingent Deferred Sales Charge Is Not Deducted)
                                            1 Year to    5 Years to   10 Years to    Life of Fund     Date Fund
                                             12/31/99      12/31/99      12/31/99    to 12/31/99      Effective
                                             --------      --------      --------    ------------     ---------
Alger American Small Capitalization             41.38%       20.91%      16.54%         19.16%      09/21/1988
Alger American Growth                           31.84%       29.09%      21.16%         21.33%      01/09/1989
Fidelity VIP Fund-Equity Income                  4.82%       16.93%      12.87%         12.18%      10/09/1986
Fidelity VIP Fund-Growth                        35.49%       27.91%      18.24%         17.09%      10/09/1986
Fidelity VIP Fund-High Income                    6.62%        9.31%      10.85%          9.32%      09/19/1985
Fidelity VIP Fund-Overseas                      40.60%       15.69%       9.84%          9.33%      01/28/1987
Fidelity VIP Fund II-Index 500                  18.80%       26.35%         N/A         19.37%      08/27/1992
Fidelity VIP Fund II-Contrafund                 22.49%          N/A         N/A         25.95%      01/03/1995
Market Street Growth                             1.50%       16.11%      10.91%         11.98%      02/24/1984
Market Street Sentinel Growth                   36.84%          N/A         N/A         23.53%      03/18/1996
Market Street Aggressive Growth                 14.27%       14.15%      12.93%         12.34%      05/01/1989
Market Street Managed                           -0.54%       12.08%       8.32%          8.03%      12/12/1985
Market Street Bond                              -4.69%        5.43%       5.09%          6.40%      02/24/1984
Market Street International                     27.47%       13.02%         N/A         10.03%      11/01/1991
Market Street Money Market                       3.41%        3.78%       3.46%          4.41%      02/24/1984
Strong Opportunity Fund II, Inc.                32.99%       21.61%         N/A         19.32%      05/08/1992
Strong Mid Cap Growth Fund II                   87.19%          N/A         N/A         44.86%      12/31/1996
Van Eck Worldwide Bond                          -9.13%        3.56%       3.94%          3.83%      09/01/1989
American Century VP Value                       -2.26%          N/A         N/A          9.52%      05/01/1996
American Century VP Income & Growth             16.34%          N/A         N/A         22.93%      10/30/1997
Goldman Sachs International Equity              29.98%          N/A         N/A         24.53%      01/12/1998
Goldman Sachs Global Income                     -2.42%          N/A         N/A          2.12%      01/12/1998
Goldman Sachs CORE Small Cap Equity             15.87%          N/A         N/A          1.97%      02/13/1998
Goldman Sachs Mid Cap Value                     -2.36%          N/A         N/A        -10.21%      05/01/1998
J.P. Morgan International Opportunities         34.72%          N/A         N/A         12.32%      01/03/1995
J.P. Morgan Small Company                       42.34%          N/A         N/A         20.32%      01/03/1995
Neuberger Berman AMT Partners                    5.84%       19.32%         N/A         15.82%      03/22/1994




Adjusted Historic Average Annual Total Return
(Assuming the Enhanced Death Benefit Rider is Not Elected and
the Contingent Deferred Sales Charge Is Deducted)
                                           1 Year to   5 Years to  10 Years to   Life of Fund    Date Fund
                                            12/31/99     12/31/99     12/31/99   to 12/31/99     Effective
                                            --------     --------     --------   ------------    ---------
Alger American Small Capitalization           34.38%      20.63%       16.54%       19.16%      09/21/1988
Alger American Growth                         24.84%      28.88%       21.16%       21.33%      01/09/1989
Fidelity VIP Fund-Equity Income               -2.18%      16.61%       12.87%       12.18%      10/09/1986
Fidelity VIP Fund-Growth                      28.49%      27.68%       18.24%       17.09%      10/09/1986
Fidelity VIP Fund-High Income                 -0.38%       8.89%       10.85%        9.32%      09/19/1985
Fidelity VIP Fund-Overseas                    33.60%      15.36%        9.84%        9.33%      01/28/1987
Fidelity VIP Fund II-Index 500                11.80%      26.12%          N/A       19.37%      08/27/1992
Fidelity VIP Fund II-Contrafund               15.49%         N/A          N/A       25.71%      01/03/1995
Market Street Growth                          -5.50%      15.78%       10.91%       11.98%      02/24/1984
Market Street Sentinel Growth                 29.84%         N/A          N/A       22.94%      03/18/1996
Market Street Aggressive Growth                7.27%      13.80%       12.93%       12.34%      05/01/1989
Market Street Managed                         -7.54%      11.70%        8.32%        8.03%      12/12/1985
Market Street Bond                           -11.69%       4.94%        5.09%        6.40%      02/24/1984
Market Street International                   20.47%      12.65%          N/A       10.03%      11/01/1991
Market Street Money Market                    -3.59%       3.25%        3.46%        4.41%      02/24/1984
Strong Opportunity Fund II, Inc.              25.99%      21.34%          N/A       19.32%      05/08/1992
Strong Mid Cap Growth Fund II                 80.19%         N/A          N/A       44.22%      12/31/1996
Van Eck Worldwide Bond                       -16.13%       3.04%        3.94%        3.83%      09/01/1989
American Century VP Value                     -9.26%         N/A          N/A        8.66%      05/01/1996
American Century VP Income & Growth            9.34%         N/A          N/A       21.10%      10/30/1997
Goldman Sachs International Equity            22.98%         N/A          N/A       22.04%      01/12/1998
Goldman Sachs Global Income                   -9.42%         N/A          N/A       -0.92%      01/12/1998
Goldman Sachs CORE Small Cap Equity            8.87%         N/A          N/A       -1.22%      02/13/1998
Goldman Sachs Mid Cap Value                   -9.36%         N/A          N/A      -14.13%      05/01/1998
J.P. Morgan International Opportunities       27.72%         N/A          N/A       11.94%      01/03/1995
J.P. Morgan Small Company                     35.34%         N/A          N/A       20.03%      01/03/1995
Neuberger Berman AMT Partners                 -1.16%      19.02%          N/A       15.65%      03/22/1994

Adjusted Historic Average Annual Total Return
(Assuming the Enhanced Death Benefit Rider is Elected and the Contingent Deferred Sales Charge Is Not Deducted)


                                             1 Year to   5 Years to   10 Years to  Life of Fund  Date Fund
                                             12/31/1999  12/31/1999   12/31/1999   to 12/31/99   Effective
                                            ----------------------------------------------------------------
Alger American Small Capitalization            41.11%      20.67%       16.31%       18.92%     09/21/1988
Alger American Growth                          31.59%      28.84%       20.92%       21.09%     01/09/1989
Fidelity VIP Fund-Equity Income                4.61%       16.70%       12.64%       11.95%     10/09/1986
Fidelity VIP Fund-Growth                       35.22%      27.66%       18.00%       16.86%     10/09/1986
Fidelity VIP Fund-High Income                  6.41%        9.10%       10.63%        9.10%     09/19/1985
Fidelity VIP Fund-Overseas                     40.33%      15.47%       9.62%         9.11%     01/28/1987
Fidelity VIP Fund II-Index 500                 18.56%      26.11%        N/A         19.14%     08/27/1992
Fidelity VIP Fund II-Contrafund                22.25%        N/A         N/A         25.70%     01/03/1995
Market Street Growth                           1.29%       15.88%       10.69%       11.76%     02/24/1984
Market Street Sentinel Growth                  36.57%        N/A         N/A         23.29%     03/18/1996
Market Street Aggressive Growth                14.04%      13.93%       12.70%       12.11%     05/01/1989
Market Street Managed                          -0.73%      11.86%       8.11%         7.81%     12/12/1985
Market Street Bond                             -4.88%       5.22%       4.88%         6.19%     02/24/1984
Market Street International                    27.22%      12.80%        N/A          9.81%     11/01/1991
Market Street Money Market                     3.20%        3.57%       3.26%         4.20%     02/24/1984
Strong Opportunity Fund II, Inc.               32.73%      21.38%        N/A         19.08%     05/08/1992
Strong Mid Cap Growth Fund II                  86.83%        N/A         N/A         44.58%     12/31/1996
Van Eck Worldwide Bond                         -9.32%       3.36%       3.73%         3.63%     09/01/1989
American Century VP Value                      -2.46%        N/A         N/A          9.31%     05/01/1996
American Century VP Income & Growth            16.11%        N/A         N/A         22.69%     10/30/1997
Goldman Sachs International Equity             29.73%        N/A         N/A         24.29%     01/12/1998
Goldman Sachs Global Income                    -2.62%        N/A         N/A          1.91%     01/12/1998
Goldman Sachs CORE Small Cap Equity            15.64%        N/A         N/A          1.76%     02/13/1998
Goldman Sachs Mid Cap Value                    -2.55%        N/A         N/A        -10.39%     05/01/1998
J.P. Morgan International Opportunities        34.46%        N/A         N/A         12.10%     01/03/1995
J.P. Morgan Small Company                      42.07%        N/A         N/A         20.09%     01/03/1995
Neuberger Berman AMT Partners                  5.63%       19.08%        N/A         15.59%     03/22/1994



Adjusted Historic Average Annual Total Return
(Assuming the Enhanced Death Benefit Rider is Elected and the Contingent Deferred Sales Charge Is Deducted)


                                                   1 Year to     5 Years to   10 Years to    Life of Fund    Date Fund
                                                   12/31/1999    12/31/1999    12/31/1999    to 12/31/99     Effective
                                                ------------------------------------------------------------------------
Alger American Small Capitalization                  34.11%        20.39%        16.31%         18.92%       09/21/1988
Alger American Growth                                24.59%        28.62%        20.92%         21.09%       01/09/1989
Fidelity VIP Fund-Equity Income                      -2.39%        16.38%        12.64%         11.95%       10/09/1986
Fidelity VIP Fund-Growth                             28.22%        27.43%        18.00%         16.86%       10/09/1986
Fidelity VIP Fund-High Income                        -0.59%        8.67%         10.63%         9.10%        09/19/1985
Fidelity VIP Fund-Overseas                           33.33%        15.13%        9.62%          9.11%        01/28/1987
Fidelity VIP Fund II-Index 500                       11.56%        25.87%         N/A           19.14%       08/27/1992
Fidelity VIP Fund II-Contrafund                      15.25%         N/A           N/A           25.46%       01/03/1995
Market Street Growth                                 -5.71%        15.55%        10.69%         11.76%       02/24/1984
Market Street Sentinel Growth                        29.57%         N/A           N/A           22.70%       03/18/1996
Market Street Aggressive Growth                      7.04%         13.57%        12.70%         12.11%       05/01/1989
Market Street Managed                                -7.74%        11.47%        8.11%          7.81%        12/12/1985
Market Street Bond                                  -11.88%        4.72%         4.88%          6.19%        02/24/1984
Market Street International                          20.22%        12.42%         N/A           9.81%        11/01/1991
Market Street Money Market                           -3.80%        3.04%         3.26%          4.20%        02/24/1984
Strong Opportunity Fund II, Inc.                     25.73%        21.10%         N/A           19.08%       05/08/1992
Strong Mid Cap Growth Fund II                        79.83%         N/A           N/A           43.94%       12/31/1996
Van Eck Worldwide Bond                              -16.32%        2.82%         3.73%          3.63%        09/01/1989
American Century VP Value                            -9.46%         N/A           N/A           8.44%        05/01/1996
American Century VP Income & Growth                  9.11%          N/A           N/A           20.86%       10/30/1997
Goldman Sachs International Equity                   22.73%         N/A           N/A           21.79%       01/12/1998
Goldman Sachs Global Income                          -9.62%         N/A           N/A           -1.13%       01/12/1998
Goldman Sachs CORE Small Cap Equity                  8.64%          N/A           N/A           -1.43%       02/13/1998
Goldman Sachs Mid Cap Value                          -9.55%         N/A           N/A          -14.32%       05/01/1998
J.P. Morgan International Opportunities              27.46%         N/A           N/A           11.72%       01/03/1995
J.P. Morgan Small Company                            35.07%         N/A           N/A           19.79%       01/03/1995
Neuberger Berman AMT Partners                        -1.37%        18.78%         N/A           15.42%       03/22/1994


        All performance information and comparative material advertised by National Life is historical in nature and is not intended to represent or guarantee future results. An Owner's Contract Value at redemption may be more or less than original cost.

                         DISTRIBUTION OF THE CONTRACTS

        The principal underwriter for the contracts is ESI, which is an SEC-registered broker-dealer firm and is a member of the National Association of Securities Dealers, Inc. ESI is a wholly-owned subsidiary of National Life. It distributes a full line of securities products, including mutual funds, unit investment trusts, and variable insurance contracts, and provides individual securities brokerage services. The maximum commission payable for selling the Contracts will generally be 6.5%; however, during certain promotional periods the commission may vary. These promotional periods will be determined by National Life and the maximum commission paid during these periods will not exceed 7.0%.

                  INSURANCE MARKETPLACE STANDARDS ASSOCIATION

        National Life Insurance Company is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for individually sold life insurance and annuities.

                              FINANCIAL STATEMENTS

      National Life's financial statements as of and for the years ended December 31, 1999 and 1998, which are included in the Statement of Additional Information, should be considered only as bearing on National Life's ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.


                             STATEMENTS AND REPORTS

        National Life will mail to Owners, at their last known address of record, any statements and reports required by applicable laws or regulations. Owners should therefore give National Life prompt notice of any address change. National Life will send a confirmation statement to Owners each time a transaction is made affecting the Owner's Variable Account Contract Value, such as making additional Premium Payments, transfers, exchanges or Withdrawals. Quarterly statements are also mailed detailing the Contract activity during the calendar quarter. Instead of receiving an immediate confirmation of transactions made pursuant to some types of periodic payment plans (such as a dollar cost averaging program) or salary reduction arrangement, the Owner may receive confirmation of such transactions in their quarterly statements. The Owner should review the information in these statements carefully. All errors or corrections must be reported to National Life immediately to assure proper crediting to the Owner's Contract. National Life will assume all transactions are accurately reported on quarterly statements or confirmation statements unless the Owner notifies National Life otherwise within 30 days after receipt of the statement.

                                OWNER INQUIRIES

        Owner inquiries may be directed to National Life Insurance Company by writing to us at National Life Drive, Montpelier, Vermont 05604, or calling 1-800-537-7003.

                               LEGAL PROCEEDINGS


The Company, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and/or material settlement payments have been made. Although the Company cannot predict the outcome of any litigation with certainty, the Company believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on it or the Variable Account. ESI is not engaged in any litigation of any material nature.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION



National Life Insurance Company.........................................................3
Additional Contract Provisions..........................................................3
         The Contract...................................................................3
         Misstatement of Age or Sex.....................................................3
         Dividends......................................................................3
         Assignment.....................................................................3
Calculation of Yields and Total Returns.................................................4
         Money Market Subaccount........................................................4
         Other Subaccounts..............................................................5
         Total Returns..................................................................6
         Other Total Returns............................................................7
         Effect of the Annual Contract Fee on Performance Data..........................8
Tax Status of the Contracts.............................................................8
Distribution of the Contracts...........................................................9
Safekeeping of Account Assets...........................................................10
State Regulation........................................................................10
Records and Reports.....................................................................10
Legal Matters...........................................................................10
Experts  10
Other Information.......................................................................11
Financial Statements....................................................................11
Financial Statements:
    National Life:
         1999-1998 Financial Statements.................................................F-1
    National Variable Annuity Account II:
         1999 Financial Statements

                                    GLOSSARY

ACCUMULATION UNIT - An accounting unit of measure used to calculate the Variable Account Contract Value prior to the Annuitization Date.

ANNUITANT - A person named in the Contract who is expected to become, at Annuitization, the person upon whose continuation of life any annuity payments involving life contingencies depends. Unless the Owner is a different individual who is age 85 or younger, this person must be age 85 or younger at the time of Contract issuance unless National Life has approved a request for an Annuitant of greater age. The Owner may change the Annuitant prior to the Annuitization Date, as set forth in the Contract.

ANNUITIZATION - The period during which annuity payments are received.

ANNUITIZATION DATE - The date on which annuity payments commence.

ANNUITY PAYMENT OPTION - The chosen form of annuity payments. Several options are available under the Contract.

ANNUITY UNIT - An accounting unit of measure used to calculate the value of Variable Annuity payments.

BENEFICIARY - The Beneficiary is the person designated to receive certain benefits under the Contract upon the death of the Owner or Annuitant prior to the Annuitization Date. The Beneficiary can be changed by the Owner as set forth in the Contract.

CASH SURRENDER VALUE - An amount equal to Contract Value, minus any applicable Contingent Deferred Sales Charge, minus any applicable premium tax charge.

CHOSEN HUMAN BEING - An individual named at the time of Annuitization upon whose continuance of life any annuity payments involving life contingencies depends.

CODE - The Internal Revenue Code of 1986, as amended.


COLLATERAL FIXED ACCOUNT - The portion of the Fixed Account which holds value that secures a loan on the Contract.


CONTRACT ANNIVERSARY - An anniversary of the Date of Issue of the Contract.


CONTRACT VALUE - The sum of the value of all Variable Account Accumulation Units attributable to the Contract, plus any amount held under the Contract in the Fixed Account, and minus any outstanding loan and accrued interest on such loans.


CONTRACT YEAR - Each year the Contract remains in force commencing with the Date of Issue.

DATE OF ISSUE - The date shown as the Date of Issue on the Data Page of the Contract.

DEATH BENEFIT - The benefit payable to the Beneficiary upon the death of the Owner or the Annuitant.

DISTRIBUTION - Any payment of part or all of the Contract Value.

FIXED ACCOUNT - The Fixed Account is made up of all assets of National Life other than those in the Variable Account or any other segregated asset account of National Life.

FIXED ANNUITY - An annuity providing for payments which are guaranteed by National Life as to dollar amount during Annuitization.

FUND - A registered management investment company in which the assets of a Subaccount of the Variable Account will be invested.

INDIVIDUAL RETIREMENT ANNUITY (IRA) - An annuity which qualifies for favorable tax treatment under Section 408 of the Code.

INVESTMENT COMPANY ACT - The Investment Company Act of 1940, as amended from time to time.

JOINT OWNERS - Two or more persons who own the Contract as tenants in common or as joint tenants. If joint owners are named, references to "Owner" in this prospectus will apply to both of the Joint Owners.

MATURITY DATE - The date on which annuity payments are scheduled to commence. The Maturity Date is shown on the Data Page of the Contract, and is subject to change by the Owner, within any applicable legal limits, subject to National Life's approval.

MONTHLY CONTRACT DATE - The day in each calendar month which is the same day of the month as the Date of Issue, or the last day of any month having no such date, except that whenever the Monthly Contract Date would otherwise fall on a date other than a Valuation Day, the Monthly Contract Date will be deemed to be the next Valuation Day.

NON-QUALIFIED CONTRACT - A Contract which does not qualify for favorable tax treatment under the provisions of Sections 401 or 403(a) (Qualified Plans), 408 (IRA's) or 403(b) (Tax-Sheltered Annuities) of the Code.

OWNER ("YOU") - The Owner is the person who possesses all rights under the Contract, including the right to designate and change any designations of the Owner, Annuitant, Beneficiary, Annuity Payment Option, and the Maturity Date.

PAYEE - The person who is designated at the time of Annuitization to receive the proceeds of the Contract upon Annuitization.

PREMIUM PAYMENT - A deposit of new value into the Contract. The term "Premium Payment" does not include transfers between the Variable Account and Fixed Account or among the Subaccounts.

NET PREMIUM PAYMENTS - The total of all Premium Payments made under the Contract, less any premium tax deducted from premiums.

QUALIFIED CONTRACT - A Contract which qualifies for favorable tax treatment under the provisions of Sections 401 or 403(a) (Qualified Plans), 408 (IRA's), 403(b) (Tax-Sheltered Annuities) or 457 of the Code.

QUALIFIED PLANS - Retirement plans which receive favorable tax treatment under section 401 or 403(a) of the Code.

SUBACCOUNTS - Separate and distinct divisions of the Variable Account that purchase shares of underlying Funds. Separate Accumulation Units and Annuity Units are maintained for each Subaccount.

TAX-SHELTERED ANNUITY - An annuity which qualifies for favorable tax treatment under section 403(b) of the Code.

VALUATION DAY - Each day the New York Stock Exchange is open for business other than the day after Thanksgiving and any day on which trading is restricted. Unless otherwise indicated, when an event occurs or a transaction is to be effected on a day that is not a Valuation Day, it will be effected on the next Valuation Day.

VALUATION PERIOD - The time between two successive Valuation Days.

VARIABLE ACCOUNT -The National Variable Annuity Account II, a separate investment account of National Life into which Net Premium Payments under the Contracts are allocated. The Variable Account is divided into Subaccounts, each of which invests in the shares of a separate underlying Fund.

VARIABLE ANNUITY - An annuity the accumulated value of which varies with the investment experience of a separate account.

WITHDRAWAL - A payment made at the request of the Owner pursuant to the right to withdraw a portion of the Contract Value of the Contract.

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

PART B

ITEM OF FORM N-4                     PART B CAPTION

15. Cover Page ......................Cover Page

16. Table of Contents ...............Table of Contents

17. General Information and
     History ........................NATIONAL LIFE INSURANCE
                                     COMPANY

18. Services

     (a)  Fees and Expenses of
          Registrant ................Charges and Deductions
                                     (prospectus)
     (b)  Management Contracts ......N/A
     (c)  Custodian .................Safekeeping of Account
                                     Assets
          Independent Public
          Accountant ................Experts
     (d)  Assets of Registrant ......The Variable Account
                                     (prospectus)
     (e)  Affiliated Persons ........N/A
     (f)  Principal Underwriter .....Distribution of the
                                     Contracts

19. Purchase of Securities
     Being Offered ..................Distribution of the
                                     Contracts
     Offering Sales Load ............N/A

20. Underwriters ....................Distribution of the
                                     Contracts

21. Calculation of Performance
    Data ............................Calculation of Yields and
                                     Total Returns

22. Annuity Payments ................Annuity Payment Options
                                     (prospectus)

23. Financial Statements ............Financial Statements

PART C -- OTHER INFORMATION

ITEM OF FORM N-4                     PART C CAPTION

24. Financial Statements
     and Exhibits ...................Financial Statements and
                                     Exhibits

    (a)  Financial Statements .......(a)  Financial Statements
    (b)  Exhibits ...................(b)  Exhibits


25. Directors and Officers
    of the Depositor ................Directors and Officers of
                                     the Depositor

26. Persons Controlled By or
     Under Common Control with the
     Depositor or Registrant ........Persons Controlled By or
                                     Under Common Control with
                                     the Depositor or
                                     Registrant

27. Number of Contractowners ........Number of Contract Owners

28. Indemnification .................Indemnification

29. Principal Underwriters ..........Principal Underwriter

30. Location of Accounts
    and Records .....................Location of Books and
                                     Records

31. Management Services .............Management Services

32. Undertakings ....................Undertakings and
                                     Representations

    Signature Page ..................Signatures

                         NATIONAL LIFE INSURANCE COMPANY





                       STATEMENT OF ADDITIONAL INFORMATION



                      NATIONAL VARIABLE ANNUITY ACCOUNT II



                 THE SENTINEL ADVANTAGE VARIABLE ANNUITY CONTRACT



                                   OFFERED BY
                         NATIONAL LIFE INSURANCE COMPANY
                               National Life Drive
                            Montpelier, Vermont 05604




           This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Sentinel Advantage Variable Annuity Contract ("Contract") offered by National Life Insurance Company. You may obtain a copy of the Prospectus dated May 1, 2000 by calling 1-800-537-7003, or writing to National Life Insurance Company, One National Life Drive, Montpelier, Vermont 05604. Definitions of terms used in the current Prospectus for the Contract are incorporated in this Statement of Additional Information.


                   This statement of additional information is not a prospectus and should be read only in conjunction with the prospectus for the contract.



                               May 1,2000

                               TABLE OF CONTENTS


National Life Insurance Company . . . . . . . . . . . . . . . . . . . . . . . . . .  3
Additional Contract Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . .  3
         The Contract . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
         Misstatement of Age or Sex . . . . . . . . . . . . . . . . . . . . . . . .  3
         Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
         Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
Calculation of Yields and Total Returns . . . . . . . . . . . . . . . . . . . . . .  4
         Money Market Subaccount Yields . . . . . . . . . . . . . . . . . . . . . .  4
         Other Subaccount . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
         Total Returns  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
         Other Total Returns  . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
         Effect of the Annual Contract Fee on Performance Data  . . . . . . . . . .  8
Tax Status of the Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
Distribution of the Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
Safekeeping of Account Assets . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
State Regulation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
Records and Reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
Legal Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
Experts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
Other Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
Financial Statements: . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-1
    National Life Holding Company
    National Life Insurance Company
    National Variable Annuity Account II:

                         NATIONAL LIFE INSURANCE COMPANY

         National Life Insurance Company ("National Life") has operated as a mutual life insurance company since 1848 under a charter granted by the State of Vermont, and has done business continuously as "National Life Insurance Company."


                         ADDITIONAL CONTRACT PROVISIONS

The Contract

         The entire contract is made up of the Contract and the application. The statements made in the application are deemed representations and not warranties. National Life cannot use any statement in defense of a claim or to void the Contract unless it is contained in the application and a copy of the application is attached to the Contract at issue.

Misstatement of Age or Sex

         If the age or sex of the Chosen Human Being has been misstated, the amount which will be paid is that which is appropriate to the correct age and sex.


Dividends

      The Contract is participating; however, no dividends are expected to be paid on the Contract. If dividends are ever declared, they will be paid in cash.

Assignment

         Where permitted, the Owner may assign some or all of the rights under the Contract at any time during the lifetime of the Annuitant prior to the Annuitization Date. Such assignment will take effect upon receipt and recording by National Life at its Home Office of a written notice executed by the Owner. National Life assumes no responsibility for the validity or tax consequences of any assignment. National Life shall not be liable as to any payment or other settlement made by National Life before recording of the assignment. Where necessary for the proper administration of the terms of the Contract, an assignment will not be recorded until National Life has received sufficient direction from the Owner and assignee as to the proper allocation of Contract rights under the assignment.

         Any portion of Contract Value which is pledged or assigned shall be treated as a Distribution and shall be included in gross income to the extent that the cash value exceeds the investment in the Contract for the taxable year in which assigned or pledged. In addition, any Contract Values assigned may, under certain conditions, be subject to a tax penalty equal to 10% of the amount which is included in gross income.

entire Contract Value may cause the portion of the Contract Value which exceeds the total investment in the Contract and previously taxed amounts to be included in gross income for federal income tax purposes each year that the assignment is in effect. Qualified Contracts are not eligible for assignment.




                     CALCULATION OF YIELDS AND TOTAL RETURNS

         From time to time, National Life may disclose yields, total returns, and other performance data pertaining to the Contracts or a Subaccount. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the Securities and Exchange Commission.


         Because of the charges and deductions imposed under a Contract, the yield for the Subaccounts will be lower than the yield for their respective Portfolios. The calculations of yields, total returns, and other performance data do not reflect the effect of any premium tax that may be applicable to a particular Contract. Premium taxes currently range from 0% to 3.5% of premium based on the state in which the Contract is sold.



Money Market Subaccount



         From time to time, advertisements and sales literature may quote the current annualized yield of the Money Market Subaccount for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Market Street Money Market Portfolio or on its portfolio securities.




         This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation), and exclusive of income other than investment income at the end of the seven-day period in the value of a hypothetical pre-existing account having a balance of 1 unit of the Money Market Subaccount at the beginning of the period, dividing such net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing the base period return on a 365-day basis, simple interest. The net change in account value reflects: 1) net income from the Portfolio attributable to the hypothetical account; and 2) charges and deductions imposed under the Contract which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for: 1) the Annual Contract Fee; 2) Administration Charge; and 3) the Mortality and Expense Risk Charge. For purposes of calculating current yields for a Contract, the $30 Annual Contract Fee is converted to a per dollar per day charge. For the class of Contracts with the Enhanced Death Benefit Rider, the charge for that optional benefit will be included. Current Yield will be calculated according to the following formula:



         Current Yield = ((NCS - ES) /UV) x (365/7)

         Where:

         NCS = the net change in the value of the Portfolio (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation, and exclusive of income other than investment income) for the seven-day period attributable to a hypothetical pre-existing account having an initial balance of one Subaccount unit.

         ES = per unit expenses attributable to the hypothetical account for the seven-day period.

         UV =          The unit value at the beginning of the seven-day period.

         The effective yield of the Money Market Subaccount determined on a compound basis for the same seven-day period may also be quoted.

         The effective yield is calculated by compounding the unannualized base period return according to the following formula:

                                               365/7
         Effective Yield = (1 + (NCS - ES)/UV))      - 1

         Where:

         NCS = the net change in the value of the Portfolio (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation, and exclusive of income other than investment income) for the seven-day period attributable to a hypothetical pre-existing account having an initial balance of one Subaccount unit.

         ES = per unit expenses attributable to the hypothetical account for the seven day period.

         UV =          The unit value at the beginning of the seven-day period.

         Because of the charges and deductions imposed under the Contract, the yield for the Money Market Subaccount will be lower than the yield for the Market Street Money Market Portfolio.

         The current yield for the Money Market Subaccount as of December 31, 1999 was 4.09% the effective yield for that Subaccount as of the same date was 4.18%. These yields were calculated based on the performance of the Market Street Money Market Portfolio for the seven day period ended December 31, 1999, and the assumption that the Money Market Subaccount was in existence for this period with the level of Contract charges that was in effect at the inception of the Money Market Subaccount.

         The current and effective yields on amounts held in the Money Market Subaccount normally will fluctuate on a daily basis. THEREFORE, THE DISCLOSED YIELD FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. The Money Market Subaccount's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Market Street Money Market Portfolio, the types of quality of portfolio securities held by the Market Street Money Market Portfolio and the Market Street Money Market Portfolio's operating expenses. Yields on amounts held in the Money Market Subaccount may also be presented for periods other than a seven-day period.

Other Subaccounts

         From time to time, sales literature or advertisements may quote the current annualized yield of one or more of the Subaccounts (except the Money Market Subaccount) for a Contract for a 30-day or one-month period. The annualized yield of a Subaccount refers to income generated by the Subaccount over a specific 30-day or one-month period. Because the yield is annualized, the yield generated by a Subaccount during a 30-day (or one-month period) is assumed to be generated each period over a 12-month period.

         The yield is computed by: 1) dividing the net investment income earned during the period by the Portfolio company attributable to shares owned by the Subaccount less Subaccount expenses for the period; by (2) the maximum offering price per Subaccount unit on the last day of the period times the daily average daily number of Subaccount units outstanding for the period; and
3) compounding that yield for a six-month period; and then 4) multiplying that result by 2. Expenses attributable to the Subaccount include the Annual Contract Fee, the Administration Charge and the Mortality and Expense Risk Charge. For the class of Contracts with the Enhanced Death Benefit Rider, the charge for that optional benefit will be included. For purposes of calculating theyield, the $30 Annual Contract fee is converted to a per dollar per day charge to determine the amount of this charge attributable to the Subaccount for the period. The yieldis calculated according to the following formula:

                                              6
         Yield = 2 x (((NI - ES)/(U x UV) + 1) -1)

         Where:

         NI = net investment income earned during the period by the Portfolio company attributable to the shares owned by the Subaccount.

         ES =    expenses of the Subaccount for the period.

         U = the average daily number of Subaccount units outstanding during the period.

         UV = the maximum offering price per Subaccount unit on the last day of the period. This is equivalent to the unit value at the close of the last day in the period.

         Because of the charges and deductions imposed under the Contracts, the yield for the Subaccount will be lower than the yield for the corresponding Portfolio.

         The yield on the amounts held in the Subaccounts normally will fluctuate over time. THEREFORE, THE DISCLOSED YIELD OF ANY GIVEN PAST PERIOD
IS NOT AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN.
The Subaccount's actual yield is affected by the types and quality of portfolio securities held by the Portfolio and its operating expenses.

         Yield calculations do not take into account the Surrender Charge on amounts surrendered or withdrawn under the Contract. The Surrender Charge ranges from 1% to 7% of premiums paid during the seven years prior to the surrender or withdrawal, including the year in which the surrender is made. A Surrender Charge will not be imposed on Withdrawals in any Contract Year on an amount up to 15% of the Contract Value as of the most recent Contract Anniversary. However, if a Contract is subsequently surrendered within a year after taking a Withdrawal that benefits from the CDSC-free provision, a CDSC will be assessed at the time of the surrender as if the surrender had been taken as a single step.

Total Returns

         From time to time, sales literature or advertisements may also quote total returns for periods after or prior to the date the Variable Account commenced operations. For periods prior to the date the Variable Account commenced operations, performance information for the Contracts will be calculated based on the performance of the Fund Portfolios and the assumption that the Subaccounts were in existence for the same periods with the level of Contract charges that were in effect at the inception of the Subaccounts.

         A.      Standardized Average Annual Total Returns.

         Standardized average annual total returns represent the average annual compounded rates of return that would equate a hypothetical initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of the measuring period. The ending date for each period for which total return quotations are provided will be for the most recent month-end practicable, considering the type and media of the communication and will be stated in the communication.

         Standardized average annual total returns are calculated using Subaccount unit values which we calculate on each Valuation Day based on the performance of the Subaccount's underlying Portfolio and deductions for the Mortality and Expense Risk Chargeand the Administration Charge. For purpose of calculating average annual total returns, the $30 Annual Contract Fee is converted to a per dollar per day charge to determine the amount of this charge attributable to the Subaccount for the period. The calculation also assumes surrender of the Contract at the end of the period for the return quotation. Standardized average annual total returns will therefore reflect a deduction of the CDSC for any period less than seven years. The standardized average annual total return is calculated according to the following formula:

                      1/N
           -TR=(ERV/P)   -1

         Where:

         TR =        the average annual total return net of recurring
                     Subaccount charges.

         ERV= the ending redeemable value (net of any applicable surrender charge) of the hypothetical investment at the end of the period.

         P =         a hypothetical initial payment of $1,000.

         N =         the number of years in the period.

         Standardized average annual total returns are reported only for periods during which a given Subaccount was available in the Contract.

         Standardized average annual total return may be calculated either taking into account or not taking into account the impact of the Enhanced Death Benefit Rider.

         Standardized average annual total returns as of December 31, 1999 are shown in the prospectus.

         B.      Other Total Returns

         Nonstandardized Average Annual Total Return. From time to time, sales literature or advertisements may also quote nonstandardized average annual total returns for the Subaccounts that do not reflect the CDSC. These are calculated in exactly the same way as standardized average annual total returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account any charges on amounts surrendered or withdrawn.

Nonstandardized average annual total returns as of December 31, 1999 are shown in the prospectus.

         Cumulative Subaccount Total Return. National Life may disclose cumulative total returns in conjunction with the standard formats described above. The Cumulative total returns will be calculated using the following formula:

         CTR =       (ERV/P) - 1

Where:

         CTR = The Cumulative Total Return net of recurring Subaccount charges for the period.

         ERV = The ending redeemable value of the hypothetical investment at the end of the period.

         P =         A hypothetical initial payment of $1,000.

         Adjusted Historic Average Annual Total Return. Sales literature or advertisements may quote nonstandardized "adjusted" total returns for the Funds since their inception reduced by some or all of the fees and charges under the Policy. Such adjusted historic average annual total return includes data that precedes the inception dates of the Subaccounts. This data is designed to show the performance that would have resulted if the Policy had been in existence during that time.

         When the standard performance data for the Subaccounts is available, nonstandardized Subaccount and adjusted historic average annual total return data will be disclosed together with the standardized average annual total returns for the required periods.

         The Funds have provided the total return information used to calculate the adjusted historic average annual total returns of the Funds' Subaccounts for periods prior to the inception of the Subaccounts. The Alger American Fund, Variable Insurance Products Fund, Variable Insurance Product Fund II, Strong Special Fund II, Inc., Strong Variable Insurance Funds, Inc., American Century Investment Management, Inc., Neuberger Berman Advisers Management Trust, J. P. Morgan Series Trust II, Goldman Sachs Variable Insurance Trust, and Van Eck Global Worldwide Insurance Trust are not affiliated with us.

Effect of the Annual Contract Fee on Performance Data

         The Contract provides, for all Contracts with a Contract Value of less than $50,000 on the Date of Issue or any subsequent Contract Anniversary, for a $30 Annual Contract Fee to be deducted annually at the beginning of each Contract Year, from the Subaccounts and the unloaned portion of the Fixed Account based on the proportion that the value of each such account bears to the total Contract Value. For purposes of reflecting the Annual Contract Fee in the yield and total return quotations, the Annual Contract Fee is converted into a per-dollar per-day charge. The per-dollar per-day charge has been converted based on the average Accumulated Value in the Contracts as of December 31, 1999. The charge works out to be 0.04% per annum.

The per-dollar per-day average charge will then be adjusted to reflect the basis upon which the particular quotation is calculated.

                           TAX STATUS OF THE CONTRACTS

            Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

            Diversification Requirements. The Internal Revenue Code (Code) requires that the investments of each investment division of the separate account underlying the Contracts be "adequately diversified" in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

            Owner Control. In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of our Contracts, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over separate account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract.

            Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an owner of the Contract. Specifically, section 72(s) requires that (a) if any owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner's death. These requirements will be considered satisfied as to any portion of a owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner's death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner.

            The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

            Other rules may apply to Qualified Contracts.

                        DISTRIBUTION OF THE CONTRACTS

        The principal underwriter for the Contracts is Equity Services, Inc. ESI, a wholly-owned subsidiary of the Company and a member of the National Association Securities, Inc. ESI also serves as principal underwriter of the National Variable Life Insurance Account and the Life of the Southwest LSW Variable Annuity Account I, which are unit investment trusts registered under the Investment Company Act of 1940. The Contracts will be offered on a continuous basis and will be sold by licensed insurance agents in the states where the Contracts may lawfully be sold. Such agents will be representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. Broker-dealers other than ESI will have executed Selling Agreements with ESI. As principal underwriter of the Variable Accounts, ESI received underwriting commissions of $4,862,631, $2,382,082, and $691,647 in 1999, 1998, and 1997 respectively, and retained $4,201,190, $2,206,648, and $674,055 in 1999, 1998, and 1997
respectively.

                          SAFEKEEPING OF ACCOUNT ASSETS

        National Life holds the title to the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the Company's General Account assets and from the assets in any other separate account.

         Records are maintained of all purchases and redemptions of Fund shares held by each of the Subaccounts.

                                STATE REGULATION

        National Life is subject to regulation and supervision by the Insurance Department of the State of Vermont which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. A copy of the Contract form has been filed with, and where required approved by, insurance officials in each jurisdiction where the Contracts are sold. National Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

                               RECORDS AND REPORTS

        National Life will maintain all records and accounts relating to the Variable Account. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to Contract Owners semi-annually at the last address known to the Company.

                                  LEGAL MATTERS

        All matters relating to Vermont law pertaining to the Contracts, including the validity of the Contracts and National Life's authority to issue the Contracts, have been passed upon by Michele S. Gatto, Senior Vice President & General Counsel of National Life. Sutherland, Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the Federal securities laws.

                                     EXPERTS


         The financial statements of National Life as of and for the years ended December 31, 1999 and 1998, and the financial statements of the Variable Account as of and for the years ended December 31, 1999 and 1998, which are included in this Statement of Additional Information and in the registration statement, have been audited by PricewaterhouseCoopers LLP, independent auditors, of National Life Building - 4th Floor, One National Life Drive, Montpelier, Vermont 05602, as set forth in their report included herein, and are included herein in reliance upon such report and upon the authority of such firm as experts in accounting and auditing.



                                OTHER INFORMATION

        A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, N.W., Washington, DC 20549.

                              FINANCIAL STATEMENTS

         The financial statements of National Life and of the relevant Subaccounts of the Separate Account appear on the following pages. The financial statements of National Life should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon National Life's ability to meet its obligations under the Policies.

                                   -UNAUDITED-
--------------------------------------------------------------------------------
On January 1, 1999, National Life Insurance Company (National Life) converted from a mutual to a stock insurance company as part of a reorganization into a mutual holding company corporate structure. Prior to the conversion, policyowners held policy contractual and membership rights from National Life. The contractual rights, as defined in the various insurance and annuity policies, remained with National Life after the conversion. Membership interests held by policyowners of National Life at December 31, 1998 were converted to membership interests in National Life Holding Company, a mutual insurance holding company created for this purpose. Policyholders of National Life with policies issued after December 31, 1998 also become members of National Life Holding Company.

As part of this reorganization, National Life established and began operating a closed block (the Closed Block) on January 1, 1999. The Closed Block was established pursuant to regulatory requirements as part of the reorganization, and was established for the benefit of policyholders of participating policies inforce at December 31, 1998. Notes 2, 11 and 13 of National Life's financial statements provide additional information about the Closed Block.

Under current accounting guidance, National Life's assets, liabilities, pre-tax net income and cash flows associated with the Closed Block were reclassified into single line net presentations within National Life Insurance Company and Subsidiaries' financial statements, and excluded from many of the disclosures contained in the corresponding notes to those financial statements.

The American Institute of Certified Public Accountants has proposed changes to the accounting treatment for Closed Blocks. Included in the proposal is the presentation of Closed Block assets, liabilities, pre-tax net income and cash flows in their normal categories, instead of the current single line net presentations. It is currently anticipated that this proposal will be adopted retroactively for all presented periods beginning with December 31, 2000 reporting.

Management of National Life has therefore elected to also include consolidated financial statements prepared at the National Life Holding Company level. These financial statements do not reflect the closed block single line net presentation, and therefore should provide more comparable year to year information for the reader.

--------------------------------------------------------------------------------

                               NATIONAL LIFE GROUP

                                    * * * * *

                              FINANCIAL STATEMENTS

                                    * * * * *

                           DECEMBER 31, 1999 AND 1998

                    [PRICEWATERHOUSECOOPERS LLP LETTERHEAD]





                        REPORT OF INDEPENDENT ACCOUNTANTS





To the Board of Directors and Members of National Life Holding Company:



In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of operations and comprehensive income, changes in equity, and cash flows present fairly, in all material respects, the financial position of National Life Holding Company and its subsidiaries (the National Life Group) at December 31, 1999 and 1998, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of National Life Group's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 13 to the financial statements, on January 1, 1999, National Life converted from a mutual to a stock insurance company as part of a reorganization into a mutual holding company corporate structure. Members' voting and liquidation rights in National Life were transferred to National Life Holding Company as part of this reorganization.



/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
March 10, 2000

NATIONAL LIFE GROUP
CONSOLIDATED BALANCE SHEET

DECEMBER 31,
-----------------------------------------------------------------------------------------------------
(In Thousands)                                                             1999             1998
-----------------------------------------------------------------------------------------------------
ASSETS:
  Cash and cash equivalents                                           $    296,468     $    347,949
  Available-for-sale debt and equity securities                          5,110,272        5,438,784
  Trading equity securities                                                 11,793                -
  Mortgage loans                                                         1,162,956        1,098,504
  Policy loans                                                             761,235          776,363
  Real estate investments                                                   86,003           75,566
  Other invested assets                                                    150,963          113,696
-----------------------------------------------------------------------------------------------------

     Total cash and invested assets                                      7,579,690        7,850,862

  Deferred policy acquisition costs                                        538,127          416,733
  Accrued investment income                                                118,273          119,249
  Premiums and fees receivable                                              22,033           21,044
  Deferred income taxes                                                    101,183           21,541
  Amounts recoverable from reinsurers                                      302,607          253,651
  Present value of future profits of insurance acquired                    113,851           45,539
  Property and equipment, net                                               45,609           59,503
  Other assets                                                             130,081          133,702
  Separate account assets                                                  404,030          283,948
-----------------------------------------------------------------------------------------------------

     Total assets                                                     $  9,355,484     $  9,205,772
=====================================================================================================

LIABILITIES:
  Policy benefit liabilities                                          $  4,039,966     $  3,907,114
  Policyholders' accounts                                                3,503,328        3,348,132
  Policyholders' deposits                                                   46,189           38,520
  Policy claims payable                                                     39,262           31,900
  Policyholders' dividends                                                  53,552           54,757
  Amounts payable to reinsurers                                             19,213           35,481
  Collateral held on loaned securities                                     115,524          193,491
  Other liabilities and accrued expenses                                   274,172          307,036
  Debt                                                                      76,092           78,088
  Separate account liabilities                                             400,867          264,421
-----------------------------------------------------------------------------------------------------

     Total liabilities                                                   8,568,165        8,258,940
-----------------------------------------------------------------------------------------------------

MINORITY INTERESTS                                                          12,331           64,529

EQUITY:
  Retained earnings                                                        832,688          776,060
  Accumulated other comprehensive (loss) income                            (57,700)         106,243
-----------------------------------------------------------------------------------------------------

     Total equity                                                          774,988          882,303
-----------------------------------------------------------------------------------------------------

     Total liabilities, minority interests and equity                 $  9,355,484     $  9,205,772
=====================================================================================================


  The accompanying notes are an integral part of these financial statements.

NATIONAL LIFE GROUP
CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------
(In Thousands)                                                 1999             1998
-----------------------------------------------------------------------------------------

REVENUES:
 Insurance premiums                                        $  383,395       $   386,260
 Policy and contract charges                                   54,624            48,463
 Net investment income                                        565,818           550,339
 Net investment gains                                           3,140             8,450
 Mutual fund commission and fee income                         56,232            49,670
 Other income                                                  19,847            17,271
-----------------------------------------------------------------------------------------

   Total revenues                                           1,083,056         1,060,453
-----------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
 Increase in policy liabilities                               112,923            98,252
 Policy benefits                                              330,334           346,779
 Policyholders' dividends                                     106,858           107,102
 Interest credited to policyholders' accounts                 207,736           208,505
 Operating expenses                                           164,899           141,242
 Sales practice remediation costs                                   -            40,575
 Policy acquisition expenses, net                              76,862            90,323
-----------------------------------------------------------------------------------------

   Total benefits and expenses                                999,612         1,032,778
-----------------------------------------------------------------------------------------

Income before income taxes and minority interests              83,444            27,675

  Income tax expense (benefit)                                 17,380            (1,020)
-----------------------------------------------------------------------------------------

Income before minority interests                               66,064            28,695

  Minority interests                                            9,436             8,507
-----------------------------------------------------------------------------------------

NET INCOME                                                     56,628            20,188

OTHER COMPREHENSIVE INCOME, NET
  Unrealized (losses) gains on securities, net               (163,943)           21,226
-----------------------------------------------------------------------------------------

TOTAL COMPREHENSIVE (LOSS) INCOME                          $ (107,315)      $    41,414
=========================================================================================




   The accompanying notes are an integral part of these financial statements.

NATIONAL LIFE GROUP
CONSOLIDATED STATEMENT OF CHANGES IN EQUITY

FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------
(In Thousands)                                                             1999             1998
-----------------------------------------------------------------------------------------------------

RETAINED EARNINGS:
  Balance at January 1                                                 $  776,060       $   755,872
  Net income                                                               56,628            20,188
-----------------------------------------------------------------------------------------------------

    Balance at December 31                                             $  832,688       $   776,060
=====================================================================================================


ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME:
  Balance at January 1                                                 $  106,243       $    85,017
  Unrealized (losses) gains on available-for-sale securities, net        (163,943)           21,226
-----------------------------------------------------------------------------------------------------

    Balance at December 31                                             $  (57,700)      $   106,243
=====================================================================================================

TOTAL EQUITY:
  Balance at December 31                                               $  774,988       $   882,303
=====================================================================================================



   The accompanying notes are an integral part of these financial statements.

NATIONAL LIFE GROUP
CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------------------------
(In Thousands)                                                                 1999              1998
--------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                    $    56,628     $    20,188

Adjustments to reconcile net income to net cash provided by operations:
   Change in:
      Accrued investment income                                                       976           6,541
      Policy liabilities                                                           82,699          87,367
      Deferred policy acquisition costs                                           (36,857)         (7,580)
      Policyholders' dividends                                                     (1,205)          1,362
      Deferred income taxes                                                         9,883         (13,330)
   Net investment gains                                                            (3,140)         (8,450)
   Depreciation                                                                     7,339           6,977
   Other                                                                            4,767          12,714
--------------------------------------------------------------------------------------------------------------

     Net cash provided by operating activities                                    121,090         105,789
--------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from sales, maturities and repayments of investments                 1,576,457       2,020,526
  Cost of investments acquired                                                 (1,778,511)     (2,236,001)
  Acquisition of remaining interest in LSWNH, Inc.                                (61,632)              -
  Other                                                                            14,788          14,656
--------------------------------------------------------------------------------------------------------------

     Net cash used by investing activities                                       (248,898)       (200,819)
--------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' deposits, including interest credited                            579,795         563,606
  Policyholders' withdrawals, including policy charges                           (424,599)       (452,184)
  Net decrease in borrowings under repurchase agreements                                -        (234,570)
  Net (decrease) increase in securities lending liabilities                       (77,967)        173,726
  Other                                                                              (902)         20,221
--------------------------------------------------------------------------------------------------------------

    Net cash provided by financing activities                                      76,327          70,799
--------------------------------------------------------------------------------------------------------------

NET DECREASE IN CASH AND CASH EQUIVALENTS                                         (51,481)        (24,231)

CASH AND CASH EQUIVALENTS:
  Beginning of year                                                               347,949         372,180
--------------------------------------------------------------------------------------------------------------

  End of year                                                                 $   296,468     $   347,949
==============================================================================================================


   The accompanying notes are an integral part of these financial statements.

NATIONAL LIFE GROUP
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1 - NATURE OF OPERATIONS

National Life Holding Company and its subsidiaries and affiliates (the National Life Group) offer a broad range of financial products and services, including life insurance, annuities, disability income insurance, mutual funds, and investment advisory and administration services. The flagship company of the organization, National Life Insurance Company (National Life), was chartered in 1848, and is also known by its registered trade name "National Life of Vermont". National Life Group employs about 900 people, primarily concentrated in Montpelier, Vermont and Dallas, Texas. On January 1, 1999, pursuant to a mutual holding company reorganization, National Life converted from a mutual to a stock life insurance company. All of National Life's outstanding shares are currently held by its parent, NLV Financial Corp, which is the wholly-owned subsidiary of National Life Holding Company. See Note 13 for more information.

The insurance operations within National Life Group develop and distribute individual life insurance and annuity products. National Life Group markets this diverse product portfolio to small business owners, professionals and other middle to upper income individuals. National Life Group provides financial solutions in the form of estate, business succession and retirement planning, deferred compensation and other key executive fringe benefit plans, and asset management. Insurance and annuity products are primarily distributed through about 32 general agencies in major metropolitan areas, a system of managing general agents, and independent brokers throughout the United States. National Life Group has in excess of 300,000 policyholders and through its member companies is licensed to do business in all 50 states and the District of Columbia. About 26% of National Life Group's total collected premiums and deposits are from residents of New York and California.

Members of the National Life Group also distribute and provide investment advisory and administrative services to the Sentinel Group Funds, Inc. The Sentinel Funds' $3.1 billion of net assets represent fourteen mutual funds managed on behalf of about 117,000 individual, corporate and institutional shareholders worldwide.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying consolidated financial statements of National Life Group have been prepared in conformity with accounting principles generally accepted in the United States (GAAP).

The consolidated financial statements include the accounts of National Life Group, which consists of National Life HoIding Company and its subsidiaries. All significant intercompany transactions and balances have been eliminated in consolidation. Certain reclassifications have been made to conform prior periods to the current year's presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

Cash and cash equivalents include highly liquid debt instruments purchased with remaining maturities of three months or less.

Available-for-sale and trading debt and equity securities are reported at estimated fair value. Debt and equity securities that experience declines in value that are other than temporary are written down with a corresponding charge to net investment losses.

Mortgage loans are reported at amortized cost, less valuation allowances for the excess, if any, of the amortized cost of impaired loans over the estimated fair value of the related collateral. Changes in valuation allowances are included in net investment gains and losses.

Policy loans are reported at their unpaid balance and are fully collateralized by related cash surrender values.

Real estate investments are reported at depreciated cost. Real estate acquired in satisfaction of debt is transferred to real estate at estimated fair value. Investments in joint ventures and limited partnerships are generally carried at cost.

Net realized investment gains and losses are recognized using the specific identification method and are reported as net investment gains and losses. Changes in the estimated fair values of available-for-sale debt and equity securities are reflected in comprehensive income after adjustments for related deferred policy acquisition costs, present value of future profits of insurance acquired, income taxes and minority interests. Changes in the fair value of trading equity securities are reflected in net investment gains and losses.

POLICY ACQUISITION EXPENSES

Commissions and other costs of acquiring business that vary with and are primarily related to the production of new business are generally deferred.

Deferred policy acquisition costs for participating life insurance, universal life insurance and investment-type annuities are amortized in relation to estimated gross margins or profits. Amortization is adjusted retrospectively for actual experience and when estimates of future gross margins or profits are revised. Balances of deferred policy acquisition costs for these products are adjusted for related unrealized gains and losses on available-for-sale debt and equity securities through other comprehensive income, net of related income taxes.

Deferred policy acquisition costs for non-participating term life insurance and disability income insurance are amortized in relation to premium income using assumptions consistent with those used in computing policy benefit liabilities.

Balances of deferred policy acquisition costs are regularly evaluated for recoverability from product margins or profits.

PRESENT VALUE OF FUTURE PROFITS OF INSURANCE ACQUIRED

Present value of future profits of insurance acquired is the actuarially-determined present value of future projected profits from policies in force at the date of their acquisition, and is amortized in relation to gross profits of those policies. Amortization is adjusted retrospectively for actual experience and when estimates of future profits are revised.

GOODWILL

Goodwill is amortized over 20 years using the straight line method and is periodically evaluated for recoverability.

PROPERTY AND EQUIPMENT

Property and equipment is reported at depreciated cost. Real property is primarily depreciated over 39.5 years using the straight-line method. Furniture and equipment is depreciated using accelerated depreciation methods over 7 years and 5 years, respectively.

SEPARATE ACCOUNTS

Separate accounts are segregated funds relating to certain variable annuity and variable life policies, and National Life's pension plans. Separate account assets are primarily common stocks, bonds, mortgage loans, and real estate and are carried at estimated fair value. Separate account liabilities reflect separate account policyholders' interests in separate account assets, include the actual investment performance of the respective accounts and are not guaranteed. Separate account results relating to these policyholders' interests are excluded from revenues and expenses.

POLICY LIABILITIES

Policy benefit liabilities for participating life insurance are developed using the net level premium method, with interest and mortality assumptions used in calculating policy cash surrender values. Participating life insurance terminal dividends are accrued in relation to gross margins.

Policy benefit liabilities for non-participating life insurance, disability income insurance and certain annuities are developed using the net level premium method, with assumptions for interest, mortality, morbidity, withdrawals and expenses based principally on company experience.

Policyholders' account balances for universal life insurance and investment-type annuities represent amounts that inure to the benefit of the policyholders (before surrender charges).

POLICYHOLDERS' DIVIDENDS

Policyholders' dividends are the pro-rata amount of dividends earned that will be paid or credited at the next policy anniversary. Dividends are based on a scale that seeks to reflect the relative contribution of each group of policies to National Life's overall operating results. The dividend scale is approved annually by National Life's Board of Directors. See additional information below on dividends on contracts within the Closed Block.

RECOGNITION OF INSURANCE INCOME AND RELATED EXPENSES

Premiums from traditional life and certain annuities are recognized as revenue when due from the policyholder. Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

Premiums from universal life and investment-type annuities are reported as increases in policyholders' accounts. Revenues for these policies consist of mortality charges, policy administration fees and surrender charges deducted from policyholders' accounts. Policy benefits charged to expense include benefit claims in excess of related policyholders' account balances.

Premiums from disability income policies are recognized as revenue over the period to which the premiums relate.

FEDERAL INCOME TAXES

National Life Holding Company will file a consolidated tax return for the tax year ended December 31, 1999. The income tax return will include all members within the National Life Group except Life Insurance Company of the Southwest
(LSW) and Insurance Investors Life Insurance Company (IIL). LSW and IIL will file a separate tax return due to tax regulatory requirements. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

MINORITY INTERESTS

Minority interests at December 31, 1999 represent minority partners interests in entities within the National Life Group. Minority interests attributable to common stockholders are carried on the equity method. Those attributable to preferred stockholders are carried on the cost method, with dividends paid reflected as minority interests within the consolidated financial statements.

CLOSED BLOCK

National Life established and began operating a closed block (the Closed Block) on January 1, 1999. The Closed Block was established pursuant to regulatory requirements as part of the reorganization into a mutual holding company corporate structure. This Closed Block was established for the benefit of policyholders of participating policies inforce at December 31, 1998. Included in the block are traditional dividend paying life insurance policies, certain participating term insurance policies, dividend paying flex premium annuities, and other related liabilities. The Closed Block was established to protect the policy dividend expectations related to these policies. The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer inforce. Assets assigned to the Closed Block at January 1, 1999, together with projected future premiums and investment returns, are reasonably expected to be sufficient to pay out all future Closed Block policy benefits. Such benefits include dividends paid out under the current dividend scale, adjusted to reflect future changes in the underlying experience. See Note 11 for additional information on the Closed Block's financial position and results of operations.

NOTE 3 - INVESTMENTS


DEBT AND EQUITY SECURITIES


The amortized cost and estimated fair values of available-for-sale debt and equity securities at December 31 were as follows (in thousands):

                                                                               Gross         Gross
                                                             Amortized      Unrealized    Unrealized    Estimated Fair
                              1999                              Cost           Gains         Losses         Value
------------------------------------------------------------------------------------------------------------------------
Available-for-sale (AFS) debt and equity
  securities:
        U.S. government obligations                        $    281,194    $    3,232     $   19,020     $   265,406
        Government agencies, authorities
          and subdivisions                                      118,459         4,010          3,100         119,369
        Public utilities                                        380,253        10,687         17,275         373,665
        Corporate                                             2,462,499        23,937         94,932       2,391,504
        Private placements                                      735,597         9,818         30,172         715,243
        Mortgage-backed securities                            1,112,382         2,432         37,065       1,077,749
------------------------------------------------------------------------------------------------------------------------
            Total AFS debt securities                         5,090,384        54,116        201,564       4,942,936
        Preferred stocks                                        134,852         2,708          8,109         129,451
        Common stocks                                            33,032         7,169          2,316          37,885
------------------------------------------------------------------------------------------------------------------------
            Total AFS debt and equity
             securities                                    $  5,258,268    $   63,993     $  211,989     $ 5,110,272
========================================================================================================================

                              1998
-----------------------------------------------------------------------------------------------------------------------
AFS debt and equity securities:
        U.S. government obligations                        $    315,567    $   17,710     $    1,024     $   332,253
        Government agencies, authorities
          and subdivisions                                      124,411        13,626             29         138,008
        Public utilities                                        392,211        21,944            678         413,477
        Corporate                                             2,368,814       152,991         18,249       2,503,556
        Private placements                                      670,467        36,929         10,501         696,895
        Mortgage-backed securities                            1,137,465        41,131          3,359       1,175,237
------------------------------------------------------------------------------------------------------------------------
            Total AFS debt securities                         5,008,935       284,331         33,840       5,259,426
        Preferred stocks                                        140,932         2,567          3,538         139,961
        Common stocks                                            37,847         2,373            823          39,397
------------------------------------------------------------------------------------------------------------------------
            Total AFS debt and equity
             securities                                    $  5,187,714     $ 289,271     $   38,201     $ 5,438,784
========================================================================================================================

Unrealized gains and losses on available-for-sale debt and equity securities included as a component of accumulated other comprehensive income and changes therein for the years ended December 31 were as follows (in thousands):

                                                                              1999                   1998
-------------------------------------------------------------------------------------------------------------
Net unrealized (losses) gains on available-for-sale securities            $ (399,066)             $  20,136
Net unrealized (losses) gains on separate accounts                            (2,652)                 1,543
Related minority interests                                                     8,672                 (1,786)
Related deferred policy acquisition costs                                    116,725                 17,139
Related present value of future profits of insurance acquired                 16,353                 (3,048)
Related deferred income taxes                                                 96,025                (12,758)
-------------------------------------------------------------------------------------------------------------
      (Decrease) increase in net unrealized gains                           (163,943)                21,226
      Balance, beginning of year                                             106,243                 85,017
-------------------------------------------------------------------------------------------------------------
        Balance, end of year                                              $  (57,700)             $ 106,243
=============================================================================================================

                                                                              1999                   1998
-------------------------------------------------------------------------------------------------------------
Balance, end of year includes:
      Net unrealized (losses) gains on available-for-sale securities      $ (147,996)             $ 251,070
      Net unrealized gains on separate accounts                                3,163                  5,815
      Related minority interests                                                   -                 (8,672)
      Related deferred policy acquisition costs                               39,186                (77,539)
      Related present value of future profits on insurance acquired           14,806                 (1,547)
      Related deferred income taxes                                           33,141                (62,884)
-------------------------------------------------------------------------------------------------------------
        Balance, end of year                                              $  (57,700)             $ 106,243
=============================================================================================================

Net other comprehensive (loss) income for 1999 and 1998 of $(163.9) million and $21.2 million is presented net of reclassifications to net income for gross gains realized during the period of $13.9 million and $9.0 million and net of tax and deferred acquisition cost offsets of $9.4 million and $6.6 million, respectively.

The amortized cost and estimated fair values of debt securities by contractual maturity at December 31, 1999 are shown below (in thousands). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                        Amortized              Estimated Fair
                                                                           Cost                    Value
--------------------------------------------------------------------------------------------------------------
Due in one year or less                                                $   125,445              $   125,798
Due after one year through five years                                    1,386,200                1,355,240
Due after five years through ten years                                   1,607,586                1,545,609
Due after ten years                                                        858,770                  838,540
Mortgage-backed securities                                               1,112,383                1,077,749

--------------------------------------------------------------------------------------------------------------
            Total                                                      $ 5,090,384              $ 4,942,936
==============================================================================================================

Information relating to available-for-sale debt security sale transactions for the years ended December 31 is shown below (in thousands):

                                                                      1999                     1998
--------------------------------------------------------------------------------------------------------------

Proceeds from sales                                                  $     921,594           $   1,167,190

Gross realized gains                                                 $      40,496           $      22,969
Gross realized losses                                                $      24,312           $      16,578

On January 1, 1999, National Life Group reclassified certain mutual fund investments from an available-for-sale to a trading classification. The cumulative gross unrealized gain reclassified into net investment gains was $0.6 million. For the year ended December 31, 1999, these securities recorded $0.9 million net investment income and $(0.5) million investment losses. Cost of trading securities held at December 31, 1999 was $12.1 million. National Life Group held no securities classified as trading prior to January 1, 1999.

National Life Group periodically lends certain U.S. government or corporate bonds to approved counterparties to enhance the yield of its bond portfolio. National Life receives cash collateral for at least 103% of the market value of securities loaned. Collateral adequacy is evaluated daily and periodically adjusted for changes in the market value of securities loaned. The carrying values of securities loaned are unaffected by the transaction. Collateral held (included in cash and cash equivalents) and the corresponding liability for collateral held were $115.5 million and $193.5 million at December 31, 1999 and 1998, respectively.

National Life Group also periodically enters into repurchase agreements on U.S. Treasury securities to enhance the yield of its bond portfolio. These transactions are accounted for as financings because the securities received at the end of the repurchase period are identical to the securities transferred. There were no open transactions at December 31, 1999 or 1998.

MORTGAGE LOANS AND REAL ESTATE

The distributions of mortgage loans and real estate at December 31 were as follows:

                                                                                 1999                   1998
                                                                         ---------------------- ----------------------
GEOGRAPHIC REGION
-----------------
New England                                                                        5.4%                   3.8%
Middle Atlantic                                                                    9.1                    9.7
East North Central                                                                10.1                    9.3
West North Central                                                                 5.4                    4.5
South Atlantic                                                                    24.7                   25.7
East South Central                                                                 5.6                    5.0
West South Central                                                                10.1                   10.3
Mountain                                                                          15.9                   17.7
Pacific                                                                           13.7                   14.0
----------------------------------------------------------------------------------------------------------------------

            Total                                                                100.0%                 100.0%
======================================================================================================================

PROPERTY TYPE
-------------
Residential                                                                        0.1%                   0.2%
Apartment                                                                         24.6                   24.2
Retail                                                                            11.0                   12.2
Office Building                                                                   34.9                   35.0
Industrial                                                                        26.4                   26.2
Hotel/Motel                                                                        1.8                    0.8
Other Commercial                                                                   1.2                    1.4
----------------------------------------------------------------------------------------------------------------------

            Total                                                                100.0%                 100.0%
======================================================================================================================

Total mortgage loans and real estate
   (in thousands)                                                         $  1,248,959           $  1,174,070
======================================================================================================================

Mortgage loans and related valuation allowances at December 31 were as follows (in thousands):

                                                                                 1999                  1998
-----------------------------------------------------------------------------------------------------------------
Unimpaired loans                                                             $ 1,148,526           $ 1,077,637
Impaired loans without valuation allowances                                        6,943                11,757
-----------------------------------------------------------------------------------------------------------------
            Subtotal                                                           1,155,469             1,089,394
-----------------------------------------------------------------------------------------------------------------
Impaired loans with valuation allowances                                          10,600                10,244
Related valuation allowances                                                      (3,113)               (1,134)
-----------------------------------------------------------------------------------------------------------------
            Subtotal                                                               7,487                 9,110
-----------------------------------------------------------------------------------------------------------------
                        Total                                                $ 1,162,956           $ 1,098,504
=================================================================================================================

Impaired loans:
      Average recorded investment                                            $    19,771           $    27,755
      Interest income recognized                                             $     2,137           $     3,124
      Interest received                                                      $     2,092           $     2,818

Impaired loans are mortgage loans where it is not probable that all amounts due under the contractual terms of the loan will be received. Impaired loans without valuation allowances are mortgage loans where the estimated fair value of the collateral exceeds the recorded investment in the loan. For these impaired loans, interest income is recognized on an accrual basis, subject to recoverability from the estimated fair value of the loan collateral. For impaired loans with valuation allowances, interest income is recognized on a cash basis.

Activity in the valuation allowances for impaired mortgage loans for the years ended December 31 were as follows (in thousands):

                                                                    1999                1998
===================================================================================================
Additions for impaired loans charged to realized losses            $ 1,993            $  1,564
Impairment losses charged to valuation allowances                        -              (2,217)
Changes to previously established valuation allowances                 (14)             (2,642)
---------------------------------------------------------------------------------------------------
            Increase/decrease in valuation allowances                1,979              (3,295)
            Balance, beginning of year                               1,134               4,429
---------------------------------------------------------------------------------------------------
            Balance, end of year                                   $ 3,113            $  1,134
===================================================================================================

NET INVESTMENT INCOME

The components of net investment income for the years ended December 31 were as follows (in thousands):

                                                                               1999                    1998
------------------------------------------------------------------------------------------------------------------
Debt securities interest                                                    $ 404,195               $ 405,184
Equity securities dividends                                                     2,385                   6,380
Mortgage loan interest                                                         94,258                  90,991
Policy loan interest                                                           46,393                  47,189
Real estate income                                                             11,698                  12,802
Other investment income                                                        29,943                  12,363
------------------------------------------------------------------------------------------------------------------
            Gross investment income                                           588,872                 574,909
            Less: investment expenses                                          23,054                  24,570
------------------------------------------------------------------------------------------------------------------
            Net investment income                                           $ 565,818               $ 550,339
==================================================================================================================

DERIVATIVES


National Life Group purchases over-the-counter options and exchange-traded futures on the Standard & Poor's 500 (S&P 500) index to hedge obligations relating to equity indexed products. When the S&P 500 index increases, increases in the intrinsic value of the options and fair value of futures are offset by increases in equity indexed product account values. When the S&P 500 index decreases, National Life Group's loss is the decrease in the fair value of futures and is limited to the premium paid for the options.

National Life Group purchases options only from highly rated counterparties. However, in the event a counterparty failed to perform, National Life Group's loss would be equal to the fair value of the net options held from that counterparty.

The option premium is expensed over the term of the option. Amortization of the option premium is reflected in investment income. Interest credited includes amounts that would be credited on the next policy anniversary based on the S&P 500 index's value at the reporting date, offset by changes in the intrinsic value of options held and changes in the fair value of futures. The call options are included in other invested assets and are carried at amortized cost plus intrinsic value, if any, of the call options as of the valuation date.

The notional amounts and net book value of options and futures at December 31 were as follows (in thousands):

                                                                    1999              1998
------------------------------------------------------------------------------------------------
Notional amounts:
            Options                                              $ 166,858          $  79,754
            Futures                                              $   5,439          $  28,835
================================================================================================

Book values:
Options:     Net amortized cost                                  $  17,800          $   5,514
             Intrinsic value                                        18,894             18,953
------------------------------------------------------------------------------------------------
             Book value                                             36,694             24,467
Futures at fair value                                                  890                463
------------------------------------------------------------------------------------------------
Net book value (included in other invested assets)               $  37,584          $  24,930
================================================================================================

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of financial instruments at December 31 were as follows (in thousands):


                                                                1999                                       1998
---------------------------------------------------------------------------------------------------------------------------------
                                                  Carrying Value  Estimated Fair Value      Carrying Value   Estimated Fair Value
---------------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents                           $   296,468       $   296,468             $   347,949        $   347,949
Available-for-sale debt and equity securities         5,110,272         5,110,272               5,438,784          5,438,784
Trading equity securities                                11,793            11,793                       -                  -
Mortgage loans                                        1,162,956         1,177,342               1,098,504          1,180,630
Policy loans                                            761,235           724,953                 776,363            743,687
Derivatives                                              37,584            35,528                  24,930             28,496

Investment products                                   2,770,295         2,740,443               2,507,012          2,522,940
Debt                                                     76,092            62,615                  78,088             75,141

For cash and cash equivalents carrying value approximates estimated fair value.

Debt and equity securities estimated fair values are based on quoted values where available. Where quoted values are not available, estimated fair values are based on discounted cash flows using current interest rates of similar securities.

Mortgage loan fair values are estimated as the average of discounted cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses and borrower prepayments).

For variable rate policy loans the unpaid balance approximates fair value. Fixed rate policy loan fair values are estimated based on discounted cash flows using the current variable policy loan rate (including appropriate provisions for mortality and repayments).

Derivatives estimated fair values are based on quoted values.

Investment products include flexible premium annuities, single premium deferred annuities and supplementary contracts not involving life contingencies. Investment product fair values are estimated as the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

Debt fair values are estimated based on discounted cash flows using current interest rates of similar securities.

NOTE 4 - INSURANCE IN-FORCE AND REINSURANCE

National Life Group reinsures certain risks assumed in the normal course of business. For individual life products, National Life Group generally retains no more than $3.0 million of risk on any person (excluding accidental death benefits and dividend additions). Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements. Disability income products are significantly reinsured under coinsurance and modified coinsurance agreements.

National Life Group remains liable in the event any reinsurer is unable to meet its assumed obligations. National Life Group regularly evaluates the financial condition of its reinsurers and concentrations of credit risk of reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

Transactions between the open and Closed Block (see Notes 11 and 13) have been excluded from the following schedule.

The effects of reinsurance for the years ended December 31 were as follows (in thousands):

                                                                         1999                   1998
-----------------------------------------------------------------------------------------------------------
Insurance premiums:
            Direct premiums                                           $ 439,562             $  453,859
            Reinsurance assumed                                           4,731                    898
            Reinsurance ceded                                           (60,898)               (68,497)
-----------------------------------------------------------------------------------------------------------
                                                                      $ 383,395             $  386,260
===========================================================================================================

Other income:
            Direct                                                    $   6,960             $    3,694
            Reinsurance ceded                                            12,887                 13,577
-----------------------------------------------------------------------------------------------------------
                                                                      $  19,847             $   17,271
===========================================================================================================

Increase in policy liabilities:
            Direct increase in policy liabilities                     $ 129,448             $   94,949
            Reinsurance assumed                                               -                     (4)
            Reinsurance ceded                                           (16,525)                 3,307
-----------------------------------------------------------------------------------------------------------
                                                                      $ 112,923             $   98,252
===========================================================================================================

                                                                         1999                   1998
-----------------------------------------------------------------------------------------------------------
Policy benefits:
            Direct policy benefits                                    $ 393,216              $ 416,919
            Reinsurance assumed                                          (2,479)                 1,286
            Reinsurance ceded                                           (60,403)               (71,426)
-----------------------------------------------------------------------------------------------------------
                                                                      $ 330,334              $ 346,779
===========================================================================================================

Policyholders' dividends:
            Direct policyholders' dividends                           $ 110,793              $ 110,630
            Reinsurance ceded                                            (3,935)                (3,528)
-----------------------------------------------------------------------------------------------------------
                                                                      $ 106,858              $ 107,102
===========================================================================================================


NOTE 5 - DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes in the deferred policy acquisition costs asset (in thousands):

                                                                    1999                  1998
---------------------------------------------------------------------------------------------------
Balance, beginning of year                                       $ 416,733              $ 392,014
  Acquisition costs deferred                                        73,648                 57,318
  Amortization to expense during the year                          (36,791)               (49,738)
  Adjustment to equity during the year                             116,725                 17,139
  Purchase GAAP effect on purchase of LSWNH (Note 12)              (32,188)                     -
---------------------------------------------------------------------------------------------------
Balance, end of year                                             $ 538,127              $ 416,733
===================================================================================================

NOTE 6 - FEDERAL INCOME TAXES

The components of federal income taxes and a reconciliation of the expected and actual federal income taxes and income tax rates for the years ended December 31 were as follows ($ in thousands):


                                                                  1999                                      1998
----------------------------------------------------------------------------------------------------------------------------------
                                                       Amount                 Rate               Amount                Rate
----------------------------------------------------------------------------------------------------------------------------------
Current                                               $  7,497                                 $  17,144
Deferred                                                 9,883                                   (18,164)
-------------------------------------------------------------------                      --------------------
            Income taxes                              $ 17,380                                 $  (1,020)
===================================================================                      ====================

Expected income taxes                                 $ 29,206               35.0%             $   9,686              35.0%
Differential earnings amount                            (2,058)              (2.5)                (7,953)            (28.7)
Affordable housing tax credit                           (6,509)              (7.8)                (6,638)            (24.0)
Net change in tax reserves                               2,033                2.4                  5,035              18.2
Other, net                                              (5,292)              (6.3)                (1,150)             (4.2)
----------------------------------------------------------------------------------------------------------------------------------
            Income taxes                              $ 17,380                                 $  (1,020)
===================================================================                      ====================
            Effective federal income tax rate                                20.8%                                    (3.7)%
====================================================                =====================                    =====================


National Life Group received net federal income tax refunds of $9.4 million in 1999 and paid federal income taxes of $13.3 million in 1998.

Components of net deferred income tax assets at December 31 were as follows (in thousands):

                                                                                              1999             1998
--------------------------------------------------------------------------------------------------------------------------
Deferred income tax assets:
    Net unrealized loss on available-for-sale securities                                   $  33,141                -
    Debt and equity securities                                                                15,456                -
    Policy liabilities                                                                       179,008       $  185,294
    Other liabilities and accrued expenses                                                    51,609           67,291
    Other                                                                                        490            4,761
--------------------------------------------------------------------------------------------------------------------------
                        Total deferred income tax assets                                     279,704          257,346
--------------------------------------------------------------------------------------------------------------------------

Deferred income tax liabilities:
    Deferred policy acquisition costs                                                        125,842          126,380
    Present value of future profits of insurance acquired                                     37,908           17,683
    Net unrealized gain on available-for-sale securities                                           -           62,884
    Debt and equity securities                                                                     -           16,947
    Other                                                                                     14,771           11,911
--------------------------------------------------------------------------------------------------------------------------
                        Total deferred income tax liabilities                                178,521          235,805
--------------------------------------------------------------------------------------------------------------------------

                        Net deferred income tax assets                                     $ 101,183       $   21,541
==========================================================================================================================

Management believes it is more likely than not that National Life Group will realize the benefit of deferred tax assets.

National Life's federal income tax returns are routinely audited by the IRS. The IRS has examined National Life's tax returns through 1995 and is currently examining the years 1996 - 1998. In management's opinion adequate tax liabilities have been established for all open years.

NOTE 7 - BENEFIT PLANS

National Life sponsors a qualified defined benefit pension plan covering substantially all employees. The plan is administered by National Life's Benefits Committee and is non-contributory, with benefits based on an employee's retirement age, years of service and compensation near retirement. Plan assets are primarily bonds and common stocks held in a National Life separate account and funds invested in a group annuity contract issued by National Life. National Life also sponsors other, non-qualified pension plans, including a non-contributory defined benefit plan for general agents that provides benefits based on years of service and sales levels, a contributory defined benefit plan for certain employees, agents and general agents and a non-contributory defined supplemental benefit plan for certain executives. These non-qualified defined benefit pension plans are not funded.

National Life sponsors four defined benefit postretirement plans that provide medical, dental and life insurance benefits to employees and agents. Substantially all employees and agents may be eligible for retiree benefits if they reach normal retirement age and meet certain minimum service requirements while working for National Life. Most of the plans are contributory, with retiree contributions adjusted annually, and contain cost sharing features such as deductibles and copayments. The plans are not funded and National Life Group pays for plan benefits on a current basis. The cost of these benefits is recognized as earned.

During 1997, National Life offered enhanced pension and postretirement benefits to employees meeting certain defined eligibility requirements. The program resulted in special termination benefits for the expected present value of the enhancements to benefits, curtailment gains for reductions in the pension benefit obligations relating to assumed increases in future compensation levels and settlement gains for the pro-rata recognition of actuarial gains on lump sum settlements of pension benefit obligations. Some of the plan participants elected to defer their lump sum payouts until 1998, which also deferred recognition of the related settlement gain until 1998.

The status of the defined benefit plans at December 31 was as follows (in thousands):

                                                                       Pension Benefits                     Other Benefits
                                                            ----------------------------------------------------------------------
                                                                     1999              1998              1999             1998
----------------------------------------------------------------------------------------------------------------------------------
CHANGE IN BENEFIT OBLIGATION:
  Benefit obligation, beginning of year                           $ 189,524         $ 162,986         $ 27,883          $ 24,759
  Service cost (benefits earned during the current period)            4,194             2,849              581               547
  Interest cost on benefit obligation                                12,260            11,430            1,876             1,699
  Actuarial (gains) losses                                          (26,832)           34,444           (3,937)            1,939
  Benefits paid                                                     (12,002)          (22,185)          (1,170)           (1,061)
----------------------------------------------------------------------------------------------------------------------------------
  Benefit obligation, end of year                                 $ 167,144         $ 189,524         $ 25,233          $ 27,883
==================================================================================================================================

CHANGE IN PLAN ASSETS:
  Plan assets, beginning of year                                  $ 100,045         $ 108,884
  Actual return on plan assets                                        9,952             7,200
  Benefits paid                                                      (5,747)          (16,039)
------------------------------------------------------------------------------------------------
  Plan assets, end of year                                        $ 104,250         $ 100,045
================================================================================================


                                                                     Pension Benefits                     Other Benefits
                                                          ---------------------------------------------------------------------
                                                                   1999              1998              1999            1998
-------------------------------------------------------------------------------------------------------------------------------
FUNDED STATUS:
  Benefit obligation                                            $ 167,144         $ 189,524         $ 25,233       $ 27,883
  Plan assets                                                    (104,250)         (100,045)
-------------------------------------------------------------------------------------------------------------------------------
       Benefit obligation in excess of plan assets                 62,894            89,479           25,233         27,883
  Unrecognized actuarial gains (losses)                            18,309           (11,259)           6,397          2,526
  Unrecognized prior service cost                                                                     (1,080)        (1,152)
                                                          ---------------------------------------------------------------------
       Accrued benefit cost at September 30                        81,203            78,220           30,550         29,257
              Payments subsequent to measurement date              (1,638)           (1,518)
-------------------------------------------------------------------------------------------------------------------------------
       Accrued benefit cost at December 31                      $  79,565         $  76,702         $ 30,550       $ 29,257
===============================================================================================================================

The components of net periodic benefit cost for the years ended December 31 were as follows (in thousands):

                                                                     Pension Benefits                   Other Benefits
                                                          -------------------------------------------------------------------
                                                                   1999             1998             1999            1998
-----------------------------------------------------------------------------------------------------------------------------
Service cost (benefits earned during the current period)         $  4,194         $  2,849        $    581        $    547
Interest cost on benefit obligation                                12,260           11,430           1,876           1,699
Expected return on plan assets                                     (8,745)          (9,078)
Net amortization and deferrals                                        281           (1,167)            (66)            (83)
Amortization of prior service cost                                                                      72              72
Settlement gains from 1997 early retirement program                                 (3,131)
-----------------------------------------------------------------------------------------------------------------------------
Net periodic benefit cost (included in operating
  expenses)                                                      $  7,990         $    903         $ 2,463         $ 2,235
=============================================================================================================================

The total projected benefit obligation for non-qualified defined benefit pension plans was $70.9 million and $81.4 million at December 31, 1999 and 1998, respectively. The total accumulated benefit obligation (APBO) for these plans was $67.7 million and $75.2 million at December 31, 1999 and 1998, respectively.

The actuarial assumptions used in determining benefit obligations at December 31, were as follows:

                                                               Pension Benefits                     Other Benefits
                                                     --------------------------------------------------------------------
                                                           1999               1998              1999             1998
-------------------------------------------------------------------------------------------------------------------------
Discount rate                                              7.75%              6.75%             7.75%            6.75%
Rate of increase in future compensation levels             6.00%              5.00%
Expected long term return on plan assets                   9.00%              9.00%

Health care cost trend rates grade to 5% in year 2000 and remain level thereafter. Increasing the assumed health care trend rates by one percentage point in each year would increase the APBO by about $2.4 million and the 1999 service and interest cost components of net periodic postretirement benefit cost by about $0.1 million. Decreasing the assumed health care trend rates by one percentage point in each year would reduce the APBO by about $2.0 million and the 1999 service and interest cost components of net periodic postretirement benefit cost by about $0.1 million. National Life Group uses the straight-line method of amortization for prior service cost and unrecognized gains and losses.

National Life provides employee savings and 401(k) plans where up to 3% of an employee's compensation may be invested by the employee in either plan with matching funds contributed by the company. Employees below specified levels of compensation also receive a foundation contribution of 1.5% of compensation. Additional employee voluntary contributions may be made to the plans up to a set maximum. Vesting and withdrawal privilege schedules are attached to the Company's contributions.

National Life also provides a 401(k) plan for it's regular full-time agents whereby accumulated funds may be invested by the agent in a group annuity contract with National Life or in mutual funds sponsored by an affiliate of National Life. Total annual contributions can not exceed certain limits that vary based on total agent compensation. No National Life contributions are made to the plan.

Life Insurance Company of the Southwest (LSW), an indirectly held wholly-owned subsidiary of National Life, provides a 401(k) to its employees. Additional voluntary employee contributions may be made to the plan subject to certain limits. LSW's contributions to these plans generally vest within two years.

NOTE 8 - DEBT

Debt consists of the following (in thousands):

                                                                                       1999                    1998
---------------------------------------------------------------------------------------------------------------------------
8.25% Surplus Notes:                                                                  $ 69,692               $ 69,688
       $70 million, maturing March 1, 2024 with interest payable semi-annually on March 1 and September 1. The notes are unsecured and subordinated to all present and future indebtedness, policy claims and prior claims. The notes may be redeemed in whole or in part any time after March 1, 2004 at predetermined redemption prices. All interest and principal payments require prior written approval by the State of Vermont Department of
       Banking, Insurance, Securities and Health Care Administration.

6.57% Term Note:                                                                         6,400                  8,400
       $6.4 million, maturing March 1, 2002 with interest payable semi-annually on March 1 and September 1. The note is secured by subsidiary stock, includes certain restrictive covenants and requires annual payments of principal (see below).

---------------------------------------------------------------------------------------------------------------------------
       Total debt                                                                     $ 76,092               $ 78,088
===========================================================================================================================

The aggregate annual scheduled maturities of debt for the next five years are as follows (in thousands):


       2000                                  2,000
       2001                                  2,000
       2002                                  2,400
       2003                                      -
       2004                                      -

Interest paid was $6.3 million and $6.2 million in 1999 and 1998, respectively.

NOTE 9 - CONTINGENCIES

During 1997, several class action lawsuits were filed against National Life in various states related to the sale of life insurance policies during the 1980's and 1990's. National Life specifically denied any wrongdoing. National Life agreed to a settlement of these class action lawsuits in June 1998. This agreement was subsequently approved by the court in October 1998. The settlement provides class members with various policy enhancement options and new product purchase discounts. Class members may instead pursue alternative dispute resolution according to predetermined guidelines. Qualifying members may also opt out of the class action and pursue litigation separately against National Life. Most of the alternative dispute resolution cases were settled by December 31, 1999. Management believes that while the ultimate cost of this litigation (including those opting out of the class action) is still uncertain, it is unlikely, after considering existing provisions, to have a material adverse effect on National Life's financial position.

In late 1999, two lawsuits were filed against National Life and the State of Vermont in Vermont related to National Life's conversion to a mutual holding company structure. National Life and the State of Vermont specifically deny any wrongdoing and intend to defend these cases vigorously. In the opinion of National Life Group's management, based on advice from legal counsel, the ultimate resolution of these lawsuits will not have a material effect on National Life Group's financial position. However, liabilities related to these lawsuits could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

NOTE 10 - NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities (FAS 133), which establishes accounting and reporting standards for derivative instruments. FAS 133 requires that an entity recognize all derivatives as either assets or liabilities at fair value in the statement of financial position, and establishes special accounting for the following three types of hedges: fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investments in foreign operations. The statement was originally effective for fiscal years beginning after June 15, 1999. In June, 1999 the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 137, Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133 (FAS 137). FAS 137 requires the application of FAS 133 for fiscal years beginning after June 15, 2000. National Life Group is currently assessing the impact of the adoption of FAS 133.

NOTE 11 - CLOSED BLOCK

Included within the financial statement categories in the 1999 Consolidated Statement of Operations and Comprehensive Income is a net pre-tax contribution from the Closed Block of $24.4 million. The Closed Block was established on January 1, 1999 as part of the conversion to a mutual holding company corporate structure (see Note 13). Summarized financial information for the Closed Block effects included in the consolidated financial statements as of December 31, 1999 and for the year then ended is as follows (in thousands):

                                                                                                                       1999
---------------------------------------------------------------------------------------------------------------------------------

ASSETS:
  Cash and cash equivalents                                                                                         $  122,982
  Available-for-sale debt securities (amortized cost of $1,800.1 million)                                            1,771,494
  Mortgage loans                                                                                                       380,986
  Policy loans                                                                                                         640,490
  Accrued investment income                                                                                             53,387
  Premiums and fees receivable                                                                                          18,864
  Deferred policy acquisition costs                                                                                    312,588
  Other assets                                                                                                         123,690
---------------------------------------------------------------------------------------------------------------------------------

     Total assets                                                                                                   $3,424,481
=================================================================================================================================

LIABILITIES:
  Policy liabilities and accruals                                                                                   $3,629,560
  Other liabilities                                                                                                     69,186
---------------------------------------------------------------------------------------------------------------------------------

     Total liabilities                                                                                              $3,698,746
=================================================================================================================================

                                                                                                                       1999
---------------------------------------------------------------------------------------------------------------------------------

REVENUES:
 Premiums and other income                                                                                          $  325,445
 Net investment income                                                                                                 216,432
 Realized investment gain                                                                                                8,720
---------------------------------------------------------------------------------------------------------------------------------

   Total revenues                                                                                                      550,597
---------------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
 Increase in policy liabilities                                                                                         66,324
 Policy benefits                                                                                                       283,598
 Policyholders' dividends                                                                                              107,941
 Interest credited to policyholders' accounts                                                                           13,294
 Operating expenses                                                                                                     17,407
 Policy acquisition expenses, net                                                                                       37,662
---------------------------------------------------------------------------------------------------------------------------------

   Total benefits and expenses                                                                                         526,226
---------------------------------------------------------------------------------------------------------------------------------

Pre-tax contribution from the Closed Block                                                                          $   24,371
=================================================================================================================================

There were no mortgage valuation allowances on Closed Block mortgage loans at December 31, 1999. Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside the Closed Block are therefore disproportionate to the actual business outside the Closed Block.

NOTE 12 - ACQUISITION

On July 2, 1999, National Life Group acquired the outstanding one-third interest in LSW National Holdings, Inc., (LSWNH) the parent of Dallas, Texas-based Life Insurance Company of the Southwest (LSW), a financial services company specializing in the sale of annuities. National Life Group had previously purchased a two-thirds interest in the company in February, 1996.

The purchase price was $61.6 million in cash. Purchasing the remaining one-third interest eliminated the ongoing provision for minority interests for the last six months of 1999. The effect of the cash purchase on the consolidated financial statements was to reduce minority interests by $39.7 million and record net purchase GAAP adjustments of $21.9 million, which included intangible assets for the present value of future profits of insurance acquired of $59.4 million and goodwill of $3.0 million.

Had the one-third purchase been made at January 1, 1998, pro-forma consolidated net income would have increased by about $3.1 million and $2.2 million in 1999 and 1998, respectively. These pro-forma consolidated results are not necessarily indicative of the actual results which might have occurred had National Life Group owned all of LSWNH since that date. (unaudited)

NOTE 13 - REORGANIZATION INTO A MUTUAL HOLDING COMPANY
          CORPORATE STRUCTURE

On January 1, 1999, National Life converted from a mutual to a stock insurance company as part of a reorganization into a mutual holding company corporate structure.

Prior to the conversion, policyowners held policy contractual and membership rights from National Life. The contractual rights, as defined in the various insurance and annuity policies, remained with National Life after the conversion. Membership interests held by policyowners of National Life at December 31, 1998 were converted to membership interests in National Life Holding Company, a mutual insurance holding company created for this purpose. National Life Holding Company currently owns all the outstanding shares of NLV Financial, a stock holding company created for this purpose, which in turn currently owns all the outstanding shares of National Life. National Life Holding Company currently has no other assets, liabilities or operations other than that related to its ownership of NLV Financial's outstanding stock. Similarly, NLV Financial currently has no other assets, liabilities or operations other than that related to its ownership of National Life's outstanding stock. Under the terms of the reorganization, National Life Holding Company must always hold a majority of the voting shares of NLV Financial.

This reorganization was approved by policyowners of National Life and was completed with the approval of the Commissioner of the Vermont Department of Banking, Insurance, Securities, and Health Care Administration (the "Commissioner").

Under the provisions of the reorganization, National Life issued 2.5 million common stock $1 par shares to its parent, NLV Financial as a transfer from retained earnings. There were no dividends paid or declared in 1999 by National Life. Dividends declared by National Life in excess of ten percent of statutory surplus (see Note 14 for statutory information) require pre-approval by the Commissioner.

NOTE 14 - STATUTORY INFORMATION

National Life prepares statutory basis financial statements for regulatory filings with insurance regulators in all 50 states and the District of Columbia. A reconciliation of National Life's statutory surplus to GAAP equity at December 31 and statutory net income to GAAP net income for the years ended December 31 were as follows (in thousands):

                                                       1999                                            1998
                                      --------------------------------------------------------------------------------------
                                         Surplus/                                         Surplus/
                                          Equity                 Net Income                Equity                Net Income
----------------------------------------------------------------------------------------------------------------------------
Statutory surplus/net income           $  408,086                 $ 25,923              $  373,063               $  67,841

Asset valuation reserve                    79,207                                           69,994
Interest maintenance reserve               58,507                    5,681                  52,826                  (4,114)
Surplus notes                             (70,716)                                         (70,700)
Non-admitted assets                         2,101                                           17,033
Investments                                30,149                    5,916                     650                  (4,471)
Deferred policy acquisition costs         445,704                   17,250                 428,453                  (9,479)
Deferred income taxes                      45,587                   (3,837)                 74,132                  15,555
Policy liabilities                       (202,061)                  10,063                (203,832)                 (6,476)
Policyholders' dividends                   67,494                    3,289                  64,205                     529
Benefit plans                             (29,475)                  (1,571)                (27,904)                  6,730
Sales remediation costs                                                                                            (40,575)
Other comprehensive income, net           (57,700)                                         106,243
Other changes, net                         (1,895)                  (6,086)                 (1,860)                 (5,352)
----------------------------------------------------------------------------------------------------------------------------

GAAP equity/net income                 $  774,988                 $ 56,628              $  882,303               $  20,188
============================================================================================================================

The New York Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company and for determining solvency under the New York Insurance Law. No consideration is given by the New York Insurance Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

In 1998, the National Association of Insurance Commissioners (NAIC) adopted the Codification of Statutory Accounting Principles guidance (Codification), which will replace the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting. The NAIC has recommended an effective date of January 1, 2001. The Codification provides guidance for areas which promulgated statutory accounting principles had not previously addressed, and changes current promulgated guidance in other areas.

The Vermont Department of Banking, Insurance, Securities, and Health Care Administration has adopted Codification effective January 1, 2001. The Department may make changes to the promulgated guidance prior to the effective date. National Life has not estimated the potential effect of the Codification guidance on its reported results.

                         NATIONAL LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                                    * * * * *

                              FINANCIAL STATEMENTS

                                    * * * * *

                           DECEMBER 31, 1999 AND 1998

                    [PRICEWATERHOUSECOOPERS LLP LETTERHEAD]




                        Report of Independent Accountants





To the Board of Directors and Stockholder of National Life Insurance Company:


In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of operations and comprehensive income, changes in equity, and cash flows present fairly, in all material respects, the financial position of National Life Insurance Company and its subsidiaries (National
Life) at December 31, 1999 and 1998, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of National Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


As discussed in Note 13 to the financial statements, on January 1, 1999, National Life converted from a mutual to a stock insurance company as part of a reorganization into a mutual holding company corporate structure. Members' voting and liquidation rights in National Life were transferred to National Life Holding Company, the upstream parent of National Life, as part of this reorganization.


/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
March 10, 2000

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET

DECEMBER 31,
----------------------------------------------------------------------------------------------------------------
(In Thousands)                                                                       1999              1998
----------------------------------------------------------------------------------------------------------------
ASSETS:
  Cash and cash equivalents                                                     $    173,485     $     347,949
  Available-for-sale debt and equity securities                                    3,338,777         5,438,784
  Trading equity securities                                                           11,793                 -
  Mortgage loans                                                                     781,970         1,098,504
  Policy loans                                                                       120,745           776,363
  Real estate investments                                                             86,003            75,566
  Other invested assets                                                              151,044           113,696
----------------------------------------------------------------------------------------------------------------
     Total cash and invested assets                                                4,663,817         7,850,862

  Deferred policy acquisition costs                                                  225,539           416,733
  Accrued investment income                                                           64,886           119,249
  Premiums and fees receivable                                                         3,168            21,044
  Deferred income taxes                                                               49,989            21,541
  Amounts recoverable from reinsurers                                                302,607           253,651
  Present value of future profits of insurance acquired                              113,851            45,539
  Property and equipment, net                                                         45,609            59,503
  Other assets                                                                        57,507           133,702
  Closed block assets                                                              3,424,481                 -
  Separate account assets                                                            404,030           283,948
----------------------------------------------------------------------------------------------------------------
     Total assets                                                               $  9,355,484     $   9,205,772
================================================================================================================
LIABILITIES:
  Policy benefit liabilities                                                    $    731,006     $   3,907,114
  Policyholders' accounts                                                          3,258,761         3,348,132
  Policyholders' deposits                                                             42,468            38,520
  Policy claims payable                                                               16,419            31,900
  Policyholders' dividends                                                               325            54,757
  Amounts payable to reinsurers                                                       19,213            35,481
  Collateral held on loaned securities                                                48,375           193,491
  Other liabilities and accrued expenses                                             275,893           307,036
  Debt                                                                                76,092            78,088
  Closed block liabilities                                                         3,698,746                 -
  Separate account liabilities                                                       400,867           264,421
----------------------------------------------------------------------------------------------------------------
     Total liabilities                                                             8,568,165         8,258,940
----------------------------------------------------------------------------------------------------------------
MINORITY INTERESTS                                                                    12,331            64,529

STOCKHOLDER'S EQUITY:
  Common stock (authorized 2.5 million shares at $1 par value, 2.5 million
    shares issued and outstanding)                                                     2,500                 -
  Additional paid in capital                                                           5,000                 -
  Retained earnings                                                                  825,188           776,060
  Accumulated other comprehensive (loss) income                                      (57,700)          106,243
----------------------------------------------------------------------------------------------------------------
     Total stockholder's equity                                                      774,988           882,303
----------------------------------------------------------------------------------------------------------------
     Total liabilities, minority interests and equity                           $  9,355,484     $   9,205,772
================================================================================================================

   The accompanying notes are an integral part of these financial statements.

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------
(In Thousands)                                                                      1999               1998
----------------------------------------------------------------------------------------------------------------

REVENUES:
 Insurance premiums                                                             $   57,950       $     386,260
 Policy and contract charges                                                        54,624              48,463
 Net investment income                                                             349,385             550,339
 Net investment (losses) gains                                                      (5,580)              8,450
 Mutual fund commission and fee income                                              56,232              49,670
 Closed block income                                                                24,371                   -
 Other income                                                                       19,862              17,271
----------------------------------------------------------------------------------------------------------------

   Total revenue                                                                   556,844           1,060,453
----------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
 Increase in policy liabilities                                                     46,599              98,252
 Policy benefits                                                                    46,736             346,779
 Policyholders' dividends                                                           (1,083)            107,102
 Interest credited to policyholders' accounts                                      194,442             208,505
 Operating expenses                                                                147,505             141,242
 Sales practice remediation costs                                                        -              40,575
 Net deferral of policy acquisition costs                                           39,201              90,323
----------------------------------------------------------------------------------------------------------------

   Total benefits and expenses                                                     473,400           1,032,778
----------------------------------------------------------------------------------------------------------------

Income before income taxes and minority interests                                   83,444              27,675

  Income tax expense (benefit)                                                      17,380              (1,020)
----------------------------------------------------------------------------------------------------------------

Income before minority interests                                                    66,064              28,695

  Minority interests                                                                 9,436               8,507
----------------------------------------------------------------------------------------------------------------

NET INCOME                                                                          56,628              20,188

OTHER COMPREHENSIVE (LOSS) INCOME, NET
  Unrealized (losses) gains on securities, net                                    (163,943)             21,226
----------------------------------------------------------------------------------------------------------------

TOTAL COMPREHENSIVE (LOSS) INCOME                                               $ (107,315)      $      41,414
================================================================================================================

   The accompanying notes are an integral part of these financial statements.

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY

FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------
(In Thousands)                                                                        1999             1998
----------------------------------------------------------------------------------------------------------------

COMMON STOCK:
  Balance at January 1                                                            $        -       $         -
    2.5 million shares at $1 par issued via equity transfer from retained
     earnings pursuant to mutual holding company reorganization                        2,500                 -
----------------------------------------------------------------------------------------------------------------

      Balance at December 31                                                      $    2,500       $         -
================================================================================================================

ADDITIONAL PAID IN CAPITAL:
  Balance at January 1                                                            $        -       $         -
   Capital contributed via equity transfer from retained earnings
     pursuant to mutual holding company reorganization                                 5,000                 -
----------------------------------------------------------------------------------------------------------------

      Balance at December 31                                                      $    5,000       $         -
================================================================================================================

RETAINED EARNINGS:
  Balance at January 1                                                            $  776,060       $   755,872
   Transfer to common stock pursuant to mutual holding company
     reorganization                                                                   (2,500)
    Transfer to additional paid in capital pursuant to mutual holding company
     reorganization                                                                   (5,000)
      Net income                                                                      56,628            20,188
----------------------------------------------------------------------------------------------------------------

       Balance at December 31                                                     $  825,188       $   776,060
================================================================================================================

ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME:
  Balance at January 1                                                            $  106,243       $    85,017
  Unrealized (losses) gains on available-for-sale securities, net                   (163,943)           21,226
----------------------------------------------------------------------------------------------------------------

    Balance at December 31                                                        $  (57,700)      $   106,243
================================================================================================================

TOTAL STOCKHOLDER'S EQUITY:
  Balance at December 31                                                          $  774,988       $   882,303
================================================================================================================


   The accompanying notes are an integral part of these financial statements.

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------
(In Thousands)                                                                          1999           1998
-------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                        $     56,628     $    20,188

Adjustments to reconcile net income to net cash provided by operations:
   Change in:
      Accrued investment income                                                            (67)          6,541
      Policy liabilities                                                                (7,845)         87,367
      Deferred policy acquisition costs                                                (59,780)         (7,580)
      Policyholders' dividends                                                           2,589           1,362
      Deferred income taxes                                                             21,134         (13,330)
   Net realized investment gains                                                         5,580          (8,450)
   Depreciation                                                                          7,339           6,977
   Other                                                                                 9,463          12,714
-------------------------------------------------------------------------------------------------------------------

     Net cash provided by operating activities                                          35,041         105,789
-------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from sales, maturities and repayments of investments                      1,063,475       2,020,526
  Cost of available-for-sale investments acquired                                   (1,241,086)     (2,236,001)
  Acquisition of remaining interest in LSWNH, Inc.                                     (61,632)              -
  Other                                                                                  2,648          14,656
-------------------------------------------------------------------------------------------------------------------

     Net cash used by investing activities                                            (236,595)       (200,819)
-------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' deposits, including interest credited                                 558,115         563,606
  Policyholders' withdrawals, including policy charges                                (379,233)       (452,184)
  Net decrease in borrowings under repurchase agreements                                     -        (234,570)
  Net (decrease) increase in securities lending liabilities                           (126,342)        173,726
  Other                                                                                   (906)         20,221
-------------------------------------------------------------------------------------------------------------------

    Net cash provided by financing activities                                           51,634          70,799
-------------------------------------------------------------------------------------------------------------------

CLOSED BLOCK ACTIVITY, NET                                                             (24,544)              -
-------------------------------------------------------------------------------------------------------------------

NET DECREASE IN CASH AND CASH EQUIVALENTS                                             (174,464)        (24,231)

CASH AND CASH EQUIVALENTS:
  Beginning of year                                                                    347,949         372,180
-------------------------------------------------------------------------------------------------------------------

  End of year                                                                     $    173,485     $   347,949
===================================================================================================================

   The accompanying notes are an integral part of these financial statements.

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1 - NATURE OF OPERATIONS

National Life Insurance Company and its subsidiaries and affiliates (the Company) offer a broad range of financial products and services, including life insurance, annuities, disability income insurance, mutual funds, and investment advisory and administration services. The flagship company of the organization, National Life Insurance Company (National Life), was chartered in 1848, and is also known by its registered trade name "National Life of Vermont". The Company employs about 900 people, primarily concentrated in Montpelier, Vermont and Dallas, Texas. On January 1, 1999, pursuant to a mutual holding company reorganization, National Life converted from a mutual to a stock life insurance company. All of National Life's outstanding shares are currently held by its parent, NLV Financial Corp, which is the wholly-owned subsidiary of National Life Holding Company. See Note 13 for more information.

The insurance operations within the Company develop and distribute individual life insurance and annuity products. The Company markets this diverse product portfolio to small business owners, professionals and other middle to upper income individuals. The Company provides financial solutions in the form of estate, business succession and retirement planning, deferred compensation and other key executive fringe benefit plans, and asset management. Insurance and annuity products are primarily distributed through about 32 general agencies in major metropolitan areas, a system of managing general agents, and independent brokers throughout the United States. The Company has in excess of 300,000 policyholders and through its member companies is licensed to do business in all 50 states and the District of Columbia. About 26% of the Company's total collected premiums and deposits are from residents of New York and California.

Members of the Company also distribute and provide investment advisory and administrative services to the Sentinel Group Funds, Inc. The Sentinel Funds' $3.1 billion of net assets represent fourteen mutual funds managed on behalf of about 117,000 individual, corporate and institutional shareholders worldwide.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying consolidated financial statements of the Company have been prepared in conformity with accounting principles generally accepted in the United States (GAAP).

The consolidated financial statements include the accounts of National Life and its subsidiaries. All significant intercompany transactions and balances have been eliminated in consolidation. Certain reclassifications have been made to conform prior periods to the current year's presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

Cash and cash equivalents include highly liquid debt instruments purchased with remaining maturities of three months or less.

Available-for-sale and trading debt and equity securities are reported at estimated fair value. Debt and equity securities that experience declines in value that are other than temporary are written down with a corresponding charge to net investment losses.

Mortgage loans are reported at amortized cost, less valuation allowances for the excess, if any, of the amortized cost of impaired loans over the estimated fair value of the related collateral. Changes in valuation allowances are included in net investment gains and losses.

Policy loans are reported at their unpaid balance and are fully collateralized by related cash surrender values.

Real estate investments are reported at depreciated cost. Real estate acquired in satisfaction of debt is transferred to real estate at estimated fair value. Investments in joint ventures and limited partnerships are generally carried at cost.

Net realized investment gains and losses are recognized using the specific identification method and are reported as net investment gains and losses. Changes in the estimated fair values of available-for-sale debt and equity securities are reflected in comprehensive income after adjustments for related deferred policy acquisition costs, present value of future profits of insurance acquired, income taxes and minority interests. Changes in the fair value of trading equity securities are reflected in net investment gains and losses.

POLICY ACQUISITION EXPENSES

Commissions and other costs of acquiring business that vary with and are primarily related to the production of new business are generally deferred.

Deferred policy acquisition costs for participating life insurance, universal life insurance and investment-type annuities are amortized in relation to estimated gross margins or profits. Amortization is adjusted retrospectively for actual experience and when estimates of future gross margins or profits are revised. Balances of deferred policy acquisition costs for these products are adjusted for related unrealized gains and losses on available-for-sale debt and equity securities through other comprehensive income, net of related income taxes.

Deferred policy acquisition costs for non-participating term life insurance and disability income insurance are amortized in relation to premium income using assumptions consistent with those used in computing policy benefit liabilities.

Balances of deferred policy acquisition costs are regularly evaluated for recoverability from product margins or profits.

PRESENT VALUE OF FUTURE PROFITS OF INSURANCE ACQUIRED

Present value of future profits of insurance acquired is the actuarially-determined present value of future projected profits from policies in force at the date of their acquisition, and is amortized in relation to gross profits of those policies. Amortization is adjusted retrospectively for actual experience and when estimates of future profits are revised.

GOODWILL

Goodwill is amortized over 20 years using the straight line method and is periodically evaluated for recoverability.

PROPERTY AND EQUIPMENT

Property and equipment is reported at depreciated cost. Real property is primarily depreciated over 39.5 years using the straight-line method. Furniture and equipment is depreciated using accelerated depreciation methods over 7 years and 5 years, respectively.

SEPARATE ACCOUNTS

Separate accounts are segregated funds relating to certain variable annuity and variable life policies, and National Life's pension plans. Separate account assets are primarily common stocks, bonds, mortgage loans, and real estate and are carried at estimated fair value. Separate account liabilities reflect separate account policyholders' interests in separate account assets, include the actual investment performance of the respective accounts and are not guaranteed. Separate account results relating to these policyholders' interests are excluded from revenues and expenses.

POLICY LIABILITIES

Policy benefit liabilities for participating life insurance are developed using the net level premium method, with interest and mortality assumptions used in calculating policy cash surrender values. Participating life insurance terminal dividends are accrued in relation to gross margins.

Policy benefit liabilities for non-participating life insurance, disability income insurance and certain annuities are developed using the net level premium method, with assumptions for interest, mortality, morbidity, withdrawals and expenses based principally on company experience.

Policyholders' account balances for universal life insurance and investment-type annuities represent amounts that inure to the benefit of the policyholders (before surrender charges).

POLICYHOLDERS' DIVIDENDS

Policyholders' dividends are the pro-rata amount of dividends earned that will be paid or credited at the next policy anniversary. Dividends are based on a scale that seeks to reflect the relative contribution of each group of policies to National Life's overall operating results. The dividend scale is approved annually by National Life's Board of Directors. See additional information below on dividends on contracts within the Closed Block.

RECOGNITION OF INSURANCE INCOME AND RELATED EXPENSES

Premiums from traditional life and certain annuities are recognized as revenue when due from the policyholder. Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

Premiums from universal life and investment-type annuities are reported as increases in policyholders' accounts. Revenues for these policies consist of mortality charges, policy administration fees and surrender charges deducted from policyholders' accounts. Policy benefits charged to expense include benefit claims in excess of related policyholders' account balances.

Premiums from disability income policies are recognized as revenue over the period to which the premiums relate.

FEDERAL INCOME TAXES

National Life Holding Company will file a consolidated tax return for the tax year ended December 31, 1999. The income tax return will include all members within the Company except Life Insurance Company of the Southwest (LSW) and Insurance Investors Life Insurance Company (IIL). LSW and IIL will file a separate tax return due to tax regulatory requirements. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

MINORITY INTERESTS

Minority interests at December 31, 1999 represent minority partners interests in entities within the Company. Minority interests attributable to common stockholders are carried on the equity method. Those attributable to preferred stockholders are carried on the cost method, with dividends paid reflected as minority interests within the consolidated financial statements.

CLOSED BLOCK

National Life established and began operating a closed block (the Closed Block) on January 1, 1999. The Closed Block was established pursuant to regulatory requirements as part of the reorganization into a mutual holding company corporate structure. This Closed Block was established for the benefit of policyholders of participating policies inforce at December 31, 1998. Included in the block are traditional dividend paying life insurance policies, certain participating term insurance policies, dividend paying flex premium annuities, and other related liabilities. The Closed Block was established to protect the policy dividend expectations related to these policies. The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer inforce. Assets assigned to the Closed Block at January 1, 1999, together with projected future premiums and investment returns, are reasonably expected to be sufficient to pay out all future Closed Block policy benefits. Such benefits include dividends paid out under the current dividend scale, adjusted to reflect future changes in the underlying experience. See Note 11 for additional information on the Closed Block's financial position and results of operations.

NOTE 3 - INVESTMENTS

DEBT AND EQUITY SECURITIES

The amortized cost and estimated fair values of available-for-sale debt and equity securities at December 31 were as follows (in thousands):

                                                                               Gross         Gross
                                                             Amortized      Unrealized    Unrealized    Estimated Fair
                              1999                              Cost           Gains         Losses         Value
------------------------------------------------------------------------------------------------------------------------
Available-for-sale (AFS) debt and equity securities:
        U.S. government obligations                        $    185,524     $    2,768   $   14,925      $   173,367
        Government agencies, authorities
               and subdivisions                                  61,524          1,095        2,035           60,584
        Public utilities                                        295,172          8,447       15,371          288,248
        Corporate                                             1,611,713          9,845       70,987        1,550,571
        Private placements                                      449,531          2,763       20,307          431,987
        Mortgage-backed securities                              686,868            656       20,840          666,684
------------------------------------------------------------------------------------------------------------------------
            Total AFS debt securities                         3,290,332         25,574      144,465        3,171,441
        Preferred stocks                                        134,852          2,708        8,109          129,451
        Common stocks                                            33,032          7,169        2,316           37,885
------------------------------------------------------------------------------------------------------------------------
            Total AFS debt and equity securities           $  3,458,216     $   35,451   $  154,890      $ 3,338,777
========================================================================================================================

                              1998
-----------------------------------------------------------------------------------------------------------------------
AFS debt and equity securities:
        U.S. government obligations                        $    315,567     $   17,710   $    1,024      $   332,253
        Government agencies, authorities
          and subdivisions                                      124,411         13,626           29          138,008
        Public utilities                                        392,211         21,944          678          413,477
        Corporate                                             2,368,814        152,991       18,249        2,503,556
        Private placements                                      670,467         36,929       10,501          696,895
        Mortgage-backed securities                            1,137,465         41,131        3,359        1,175,237
------------------------------------------------------------------------------------------------------------------------
            Total AFS debt securities                         5,008,935        284,331       33,840        5,259,426
        Preferred stocks                                        140,932          2,567        3,538          139,961
        Common stocks                                            37,847          2,373          823           39,397
------------------------------------------------------------------------------------------------------------------------
            Total AFS debt and equity
             securities                                    $  5,187,714     $  289,271   $   38,201      $ 5,438,784
========================================================================================================================

Unrealized gains and losses on available-for-sale debt and equity securities included as a component of accumulated other comprehensive income and changes therein for the years ended December 31 were as follows (in thousands):

                                                                                        1999                  1998
-----------------------------------------------------------------------------------------------------------------------
Net unrealized (losses) gains on available-for-sale securities                     $  (399,066)             $  20,136
Net unrealized (losses) gains on separate accounts                                      (2,652)                 1,543
Related minority interests                                                               8,672                 (1,786)
Related deferred policy acquisition costs                                              116,725                 17,139
Related present value of future profits of insurance acquired                           16,353                 (3,048)
Related deferred income taxes                                                           96,025                (12,758)
-----------------------------------------------------------------------------------------------------------------------
      (Decrease) increase in net unrealized gains                                     (163,943)                21,226
      Balance, beginning of year                                                       106,243                 85,017
-----------------------------------------------------------------------------------------------------------------------
        Balance, end of year                                                       $   (57,700)             $ 106,243
=======================================================================================================================

                                                                                        1999                  1998
-----------------------------------------------------------------------------------------------------------------------
Balance, end of year includes:
      Net unrealized (losses) gains on available-for-sale securities               $  (147,996)             $ 251,070
      Net unrealized gains on separate accounts                                          3,163                  5,815
      Related minority interests                                                             -                 (8,672)
      Related deferred policy acquisition costs                                         39,186                (77,539)
      Related present value of future profits on insurance acquired                     14,806                 (1,547)
      Related deferred income taxes                                                     33,141                (62,884)
-----------------------------------------------------------------------------------------------------------------------
        Balance, end of year                                                       $   (57,700)             $ 106,243
=======================================================================================================================

Net other comprehensive (loss) income for 1999 and 1998 of $(163.9) million and $21.2 million is presented net of reclassifications to net income for gross gains realized during the period of $13.9 million and $9.0 million and net of tax and deferred acquisition cost offsets of $9.4 million and $6.6 million, respectively.

The amortized cost and estimated fair values of debt securities by contractual maturity at December 31, 1999 are shown below (in thousands). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                                         Amortized              Estimated Fair
                                                                            Cost                    Value
--------------------------------------------------------------------------------------------------------------
Due in one year or less                                                 $   93,726                 $ 93,678
Due after one year through five years                                    1,035,774                1,003,721
Due after five years through ten years                                   1,043,650                  997,356
Due after ten years                                                        430,312                  410,002
Mortgage-backed securities                                                 686,870                  666,684
--------------------------------------------------------------------------------------------------------------
            Total                                                     $  3,290,332             $  3,171,441
==============================================================================================================

Information relating to available-for-sale debt security sale transactions for the years ended December 31 is shown below (in thousands):

                                                                       1999                  1998
--------------------------------------------------------------------------------------------------------

Proceeds from sales                                                  $ 604,226           $ 1,167,190

Gross realized gains                                                 $  25,885           $    22,969
Gross realized losses                                                $  17,247           $    16,578

On January 1, 1999, National Life Group reclassified certain mutual fund investments from an available-for-sale to a trading classification. The cumulative gross unrealized gain reclassified into net investment gains was $0.6 million. For the year ended December 31, 1999, these securities recorded $0.9 million net investment income and $(0.5) million investment losses. Cost of trading securities held at December 31, 1999 was $12.1 million. National Life Group held no securities classified as trading prior to January 1, 1999.

National Life Group periodically lends certain U.S. government or corporate bonds to approved counterparties to enhance the yield of its bond portfolio. National Life receives cash collateral for at least 103% of the market value of securities loaned. Collateral adequacy is evaluated daily and periodically adjusted for changes in the market value of securities loaned. The carrying values of securities loaned are unaffected by the transaction. Collateral held (included in cash and cash equivalents and closed block assets) and the corresponding liability for collateral held (closed block portion included in closed block liabilities) were $115.5 million and $193.5 million at December 31, 1999 and 1998, respectively.

National Life Group also periodically enters into repurchase agreements on U.S. Treasury securities to enhance the yield of its bond portfolio. These transactions are accounted for as financings because the securities received at the end of the repurchase period are identical to the securities transferred. There were no open transactions at December 31, 1999 or 1998.

MORTGAGE LOANS AND REAL ESTATE

The distributions of mortgage loans and real estate at December 31 were as follows:


                                                                               1999                  1998
                                                                      ---------------------------------------------
GEOGRAPHIC REGION
-----------------
New England                                                                     4.3%                   3.8%
Middle Atlantic                                                                10.7                    9.7
East North Central                                                              8.7                    9.3
West North Central                                                              2.8                    4.5
South Atlantic                                                                 24.1                   25.7
East South Central                                                              7.0                    5.0
West South Central                                                             12.9                   10.3
Mountain                                                                       15.1                   17.7
Pacific                                                                        14.4                   14.0
-------------------------------------------------------------------------------------------------------------------

            Total                                                             100.0%                 100.0%
===================================================================================================================

PROPERTY TYPE
-------------
Residential                                                                     0.1%                   0.2%
Apartment                                                                      19.7                   24.2
Retail                                                                          9.5                   12.2
Office Building                                                                37.4                   35.0
Industrial                                                                     29.4                   26.2
Hotel/Motel                                                                     2.6                    0.8
Other Commercial                                                                1.3                    1.4
-------------------------------------------------------------------------------------------------------------------

            Total                                                             100.0%                 100.0%
===================================================================================================================

Total mortgage loans and real estate
   (in thousands)                                                        $  867,973           $  1,174,070
===================================================================================================================

Mortgage loans and related valuation allowances at December 31 were as follows (in thousands):

                                                                                 1999                  1998
-----------------------------------------------------------------------------------------------------------------
Unimpaired loans                                                             $   767,540           $ 1,077,637
Impaired loans without valuation allowances                                        6,943                11,757
-----------------------------------------------------------------------------------------------------------------
            Subtotal                                                             774,483             1,089,394
-----------------------------------------------------------------------------------------------------------------
Impaired loans with valuation allowances                                          10,600                10,244
Related valuation allowances                                                      (3,113)               (1,134)
-----------------------------------------------------------------------------------------------------------------
            Subtotal                                                               7,487                 9,110
-----------------------------------------------------------------------------------------------------------------
                        Total                                                $   781,970           $ 1,098,504
=================================================================================================================

Impaired loans:
      Average recorded investment                                            $    19,771           $    27,755
      Interest income recognized                                             $     2,137           $     3,124
      Interest received                                                      $     2,092           $     2,818

Impaired loans are mortgage loans where it is not probable that all amounts due under the contractual terms of the loan will be received. Impaired loans without valuation allowances are mortgage loans where the estimated fair value of the collateral exceeds the recorded investment in the loan. For these impaired loans, interest income is recognized on an accrual basis, subject to recoverability from the estimated fair value of the loan collateral. For impaired loans with valuation allowances, interest income is recognized on a cash basis.

Activity in the valuation allowances for impaired mortgage loans for the years ended December 31 were as follows (in thousands):

                                                                             1999               1998
============================================================================================================
Additions for impaired loans charged to realized losses                     $ 1,993            $  1,564
Impairment losses charged to valuation allowances                                 -              (2,217)
Changes to previously established valuation allowances                          (14)             (2,642)
------------------------------------------------------------------------------------------------------------
            Increase/decrease in valuation allowances                         1,979              (3,295)
            Balance, beginning of year                                        1,134               4,429
------------------------------------------------------------------------------------------------------------
            Balance, end of year                                            $ 3,113            $  1,134
============================================================================================================

NET INVESTMENT INCOME

The components of net investment income for the years ended December 31 were as follows (in thousands):


                                                                           1999                  1998
------------------------------------------------------------------------------------------------------------
Debt securities interest                                               $  255,721            $  405,184
Equity securities dividends                                                 2,385                 6,380
Mortgage loan interest                                                     63,196                90,991
Policy loan interest                                                        6,426                47,189
Real estate income                                                         11,698                12,802
Other investment income                                                    29,915                12,363
------------------------------------------------------------------------------------------------------------
            Gross investment income                                       369,341               574,909
            Less: investment expenses                                      19,956                24,570
------------------------------------------------------------------------------------------------------------
            Net investment income                                      $  349,385            $  550,339
============================================================================================================

DERIVATIVES

The Company purchases over-the-counter options and exchange-traded futures on the Standard & Poor's 500 (S&P 500) Index to hedge obligations relating to equity indexed products. When the S&P 500 Index increases, increases in the intrinsic value of the options and fair value of futures are offset by increases in equity indexed product account values. When the S&P 500 Index decreases, the Company's loss is the decrease in the fair value of futures and is limited to the premium paid for the options.

The Company purchases options only from highly rated counterparties. However, in the event a counterparty failed to perform, the Company's loss would be equal to the fair value of the net options held from that counterparty.

The option premium is expensed over the term of the option. Amortization of the option premium is reflected in investment income. Interest credited includes amounts that would be credited on the next policy anniversary based on the S&P 500 Index's value at the reporting date, offset by changes in the intrinsic value of options held and changes in the fair value of futures. The call options are included in other invested assets and are carried at amortized cost plus intrinsic value, if any, of the call options as of the valuation date.

The notional amounts and net book value of options and futures at December 31 were as follows (in thousands):

                                                                             1999                1998
--------------------------------------------------------------------------------------------------------------
Notional amounts:
            Options                                                          $ 166,858            $  79,754
            Futures                                                          $   5,439            $  28,835
==============================================================================================================

Book values:
Options:       Net amortized cost                                            $  17,800            $   5,514
               Intrinsic value                                                  18,894               18,953
--------------------------------------------------------------------------------------------------------------
               Book value                                                       36,694               24,467
Futures at fair value                                                              890                  463
--------------------------------------------------------------------------------------------------------------
Net book value (included in other invested assets)                           $  37,584            $  24,930
==============================================================================================================

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of financial instruments at December 31 were as follows (in thousands):

                                                                1999                                      1998
----------------------------------------------------------------------------------------------------------------------------------
                                                 Carrying Value     Estimated Fair Value    Carrying Value    Estimated Fair Value
----------------------------------------------------------------------------------------------------------------------------------

Cash and cash equivalents                          $   173,485           $  173,485          $   347,949           $   347,949
Available-for-sale debt and equity securities        3,338,777            3,338,777            5,438,784             5,438,784
Trading equity securities                               11,793               11,793                    -                     -
Mortgage loans                                         781,970              790,190            1,098,504             1,180,630
Policy loans                                           120,745              115,330              776,363               743,687
Derivatives                                             37,584               35,528               24,930                28,496

Investment products                                  2,600,657            2,578,402            2,507,012             2,522,940
Debt                                                    76,092               62,615               78,088                75,141

For cash and cash equivalents carrying value approximates estimated fair value.

Debt and equity securities estimated fair values are based on quoted values where available. Where quoted values are not available, estimated fair values are based on discounted cash flows using current interest rates of similar securities.

Mortgage loan fair values are estimated as the average of discounted cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses and borrower prepayments).

Mortgage loan fair values are estimated as the average of discounted cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses and borrower prepayments).

For variable rate policy loans the unpaid balance approximates fair value. Fixed rate policy loan fair values are estimated based on discounted cash flows using the current variable policy loan rate (including appropriate provisions for mortality and repayments).

Derivatives estimated fair values are based on quoted values.

Investment products include flexible premium annuities, single premium deferred annuities and supplementary contracts not involving life contingencies. Investment product fair values are estimated as the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

Debt fair values are estimated based on discounted cash flows using current interest rates of similar securities.

NOTE 4 - INSURANCE IN-FORCE AND REINSURANCE

The Company reinsures certain risks assumed in the normal course of business. For individual life products, The Company generally retains no more than $3.0 million of risk on any person (excluding accidental death benefits and dividend additions). Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements. Disability income products are significantly reinsured under coinsurance and modified coinsurance agreements.

The Company remains liable in the event any reinsurer is unable to meet its assumed obligations. The Company regularly evaluates the financial condition of its reinsurers and concentrations of credit risk of reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.
,
Transactions between the open and Closed Block (see Notes 11 and 13) have been excluded from the following schedule. Reinsurance flows with outside parties remain within the open block.

The effects of reinsurance for the years ended December 31 were as follows (in thousands):


                                                                         1999                    1998
---------------------------------------------------------------------------------------------------------------
Insurance premiums:
            Direct premiums                                              $ 114,117             $   453,859
            Reinsurance assumed                                              4,731                     898
            Reinsurance ceded                                              (60,898)                (68,497)
---------------------------------------------------------------------------------------------------------------
                                                                         $  57,950             $   386,260
===============================================================================================================

Other income:
            Direct                                                       $   6,975             $     3,694
            Reinsurance ceded                                               12,887                  13,577
---------------------------------------------------------------------------------------------------------------
                                                                         $  19,862             $    17,271
===============================================================================================================

                                                                          1999                     1998
---------------------------------------------------------------------------------------------------------------
Increase in policy liabilities:
            Direct increase in policy liabilities                      $    63,124              $   94,949
            Reinsurance assumed                                                  -                      (4)
            Reinsurance ceded                                              (16,525)                  3,307
---------------------------------------------------------------------------------------------------------------
                                                                       $    46,599              $   98,252
===============================================================================================================
Policy benefits:
            Direct policy benefits                                     $   109,618              $  416,919
            Reinsurance assumed                                             (2,479)                  1,286
            Reinsurance ceded                                              (60,403)                (71,426)
---------------------------------------------------------------------------------------------------------------
                                                                       $    46,736              $  346,779
===============================================================================================================

Policyholders' dividends:
            Direct policyholders' dividends                            $     2,852              $  110,630
            Reinsurance ceded                                               (3,935)                 (3,528)
---------------------------------------------------------------------------------------------------------------
                                                                       $    (1,083)             $  107,102
===============================================================================================================

NOTE 5 - DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes in the deferred policy acquisition costs asset (in thousands):

                                                               1999                   1998
----------------------------------------------------------------------------------------------
Balance, beginning of year                                  $ 416,733              $ 392,014
  Acquisition costs deferred                                   73,648                 57,318
  Amortization to expense during the year                     (36,791)               (49,738)
  Adjustment to equity during the year                        116,725                 17,139
  Included in Closed Block assets                            (312,588)                     -
  Purchase GAAP effect on purchase of LSWNH (Note 12)         (32,188)                     -
----------------------------------------------------------------------------------------------
Balance, end of year                                        $ 225,539              $ 416,733
==============================================================================================

NOTE 6 - FEDERAL INCOME TAXES

The components of federal income taxes and a reconciliation of the expected and actual federal income taxes and income tax rates for the years ended December 31 were as follows ($ in thousands):

                                                                  1999                                      1998
----------------------------------------------------------------------------------------------------------------------------------
                                                       Amount                 Rate               Amount                Rate
----------------------------------------------------------------------------------------------------------------------------------
Current                                               $  7,497                                 $  17,144
Deferred                                                 9,883                                   (18,164)
-------------------------------------------------------------------                      --------------------
            Income taxes                              $ 17,380                                 $  (1,020)
===================================================================                      ====================

Expected income taxes                                 $ 29,206               35.0%             $   9,686              35.0%
Differential earnings amount                            (2,058)              (2.5)                (7,953)            (28.7)
Affordable housing tax credit                           (6,509)              (7.8)                (6,638)            (24.0)
Net change in tax reserves                               2,033                2.4                  5,035              18.2
Other, net                                              (5,292)              (6.3)                (1,150)             (4.2)
----------------------------------------------------------------------------------------------------------------------------------
            Income taxes                              $ 17,380                                 $  (1,020)
===================================================================                      ====================
            Effective federal income tax rate                                20.8%                                    (3.7)%
====================================================                =====================                    =====================

The Company received net federal income tax refunds of $9.4 million in 1999 and paid federal income taxes of $13.3 million in 1998.

Components of net deferred income tax assets at December 31 were as follows (in thousands):

                                                                                         1999                1998
--------------------------------------------------------------------------------------------------------------------------
Deferred income tax assets:
    Net unrealized loss on available-for-sale securities                                $  29,383                   -
    Debt and equity securities                                                             17,419                   -
    Policy liabilities                                                                     32,408          $  185,294
    Other liabilities and accrued expenses                                                 51,609              67,291
    Other                                                                                     490               4,761
--------------------------------------------------------------------------------------------------------------------------
                        Total deferred income tax assets                                  131,309             257,346
--------------------------------------------------------------------------------------------------------------------------

Deferred income tax liabilities:
    Deferred policy acquisition costs                                                      28,635             126,380
    Present value of future profits of insurance acquired                                  37,908              17,683
    Net unrealized gain on available-for-sale securities                                        -              62,884
    Debt and equity securities                                                                  -              16,947
    Other                                                                                  14,777              11,911
--------------------------------------------------------------------------------------------------------------------------
                        Total deferred income tax liabilities                              81,320             235,805
--------------------------------------------------------------------------------------------------------------------------

                        Net deferred income tax assets                                  $  49,989          $   21,541
==========================================================================================================================

Management believes it is more likely than not that the Company will realize the benefit of deferred tax assets.

National Life's federal income tax returns are routinely audited by the IRS. The IRS has examined National Life's tax returns through 1995 and is currently examining the years 1996 - 1998. In management's opinion adequate tax liabilities have been established for all open years.

NOTE 7 - BENEFIT PLANS

National Life sponsors a qualified defined benefit pension plan covering substantially all employees. The plan is administered by National Life's Benefits Committee and is non-contributory, with benefits based on an employee's retirement age, years of service and compensation near retirement. Plan assets are primarily bonds and common stocks held in a National Life separate account and funds invested in a group annuity contract issued by National Life. National Life also sponsors other, non-qualified pension plans, including a non-contributory defined benefit plan for general agents that provides benefits based on years of service and sales levels, a contributory defined benefit plan for certain employees, agents and general agents and a non-contributory defined supplemental benefit plan for certain executives. These non-qualified defined benefit pension plans are not funded.

National Life sponsors four defined benefit postretirement plans that provide medical, dental and life insurance benefits to employees and agents. Substantially all employees and agents may be eligible for retiree benefits if they reach normal retirement age and meet certain minimum service requirements while working for National Life. Most of the plans are contributory, with retiree contributions adjusted annually, and contain cost sharing features such as deductibles and copayments. The plans are not funded and National Life Group pays for plan benefits on a current basis. The cost of these benefits is recognized as earned.

During 1997, National Life offered enhanced pension and postretirement benefits to employees meeting certain defined eligibility requirements. The program resulted in special termination benefits for the expected present value of the enhancements to benefits, curtailment gains for reductions in the pension benefit obligations relating to assumed increases in future compensation levels and settlement gains for the pro-rata recognition of actuarial gains on lump sum settlements of pension benefit obligations. Some of the plan participants elected to defer their lump sum payouts until 1998, which also deferred recognition of the related settlement gain until 1998.

The status of the defined benefit plans at December 31 was as follows (in thousands):

                                                                      Pension Benefits                     Other Benefits
                                                                -----------------------------------------------------------------
                                                                    1999              1998              1999             1998
---------------------------------------------------------------------------------------------------------------------------------
CHANGE IN BENEFIT OBLIGATION:
  Benefit obligation, beginning of year                          $ 189,524         $ 162,986         $ 27,883          $ 24,759
  Service cost (benefits earned during the current period)           4,194             2,849              581               547
  Interest cost on benefit obligation                               12,260            11,430            1,876             1,699
  Actuarial (gains) losses                                         (26,832)           34,444           (3,937)            1,939
  Benefits paid                                                    (12,002)          (22,185)          (1,170)           (1,061)
---------------------------------------------------------------------------------------------------------------------------------
  Benefit obligation, end of year                                $ 167,144         $ 189,524         $ 25,233          $ 27,883
=================================================================================================================================

CHANGE IN PLAN ASSETS:
  Plan assets, beginning of year                                 $ 100,045         $ 108,884
  Actual return on plan assets                                       9,952             7,200
  Benefits paid                                                     (5,747)          (16,039)
-----------------------------------------------------------------------------------------------
  Plan assets, end of year                                       $ 104,250         $ 100,045
===============================================================================================


                                                                    Pension Benefits                    Other Benefits
                                                        ----------------------------------------------------------------------
                                                                 1999              1998              1999             1998
------------------------------------------------------------------------------------------------------------------------------
FUNDED STATUS:
  Benefit obligation                                          $ 167,144         $ 189,524         $ 25,233        $ 27,883
  Plan assets                                                  (104,250)         (100,045)
------------------------------------------------------------------------------------------------------------------------------
       Benefit obligation in excess of plan assets               62,894            89,479           25,233          27,883
  Unrecognized actuarial gains (losses)                          18,309           (11,259)           6,397           2,526
  Unrecognized prior service cost                                                                   (1,080)         (1,152)
                                                        ----------------------------------------------------------------------
        Accrued benefit cost at September 30                     81,203            78,220           30,550          29,257
              Payments subsequent to measurement date            (1,638)           (1,518)
------------------------------------------------------------------------------------------------------------------------------
       Accrued benefit cost at December 31                    $  79,565         $  76,702         $ 30,550        $ 29,257
==============================================================================================================================


The components of net periodic benefit cost for the years ended December 31 were as follows (in thousands):

                                                                      Pension Benefits                 Other Benefits
                                                             ----------------------------------------------------------------
                                                                   1999              1998           1999            1998
-----------------------------------------------------------------------------------------------------------------------------
Service cost (benefits earned during the current period)         $  4,194          $  2,849       $    581        $    547
Interest cost on benefit obligation                                12,260            11,430          1,876           1,699
Expected return on plan assets                                     (8,745)           (9,078)
Net amortization and deferrals                                        281            (1,167)           (66)            (83)
Amortization of prior service cost                                                                      72              72
Settlement gains from 1997 early retirement program                                  (3,131)
-----------------------------------------------------------------------------------------------------------------------------
Net periodic benefit cost (included in operating
  expenses)                                                      $  7,990          $    903        $ 2,463         $ 2,235
=============================================================================================================================

The total projected benefit obligation for non-qualified defined benefit pension plans was $70.9 million and $81.4 million at December 31, 1999 and 1998, respectively. The total accumulated benefit obligation (APBO) for these plans was $67.7 million and $75.2 million at December 31, 1999 and 1998, respectively.

The actuarial assumptions used in determining benefit obligations at December 31, were as follows:

                                                           Pension Benefits                   Other Benefits
                                                     ----------------------------------------------------------------
                                                       1999               1998            1999            1998
------------------------------------------------------------------- -------------------------------------------------
Discount rate                                          7.75%              6.75%           7.75%           6.75%
Rate of increase in future compensation levels         6.00%              5.00%
Expected long term return on plan assets               9.00%              9.00%

Health care cost trend rates grade to 5% in year 2000 and remain level thereafter. Increasing the assumed health care trend rates by one percentage point in each year would increase the APBO by about $2.4 million and the 1999 service and interest cost components of net periodic postretirement benefit cost by about $0.1 million. Decreasing the assumed health care trend rates by one percentage point in each year would reduce the APBO by about $2.0 million and the 1999 service and interest cost components of net periodic postretirement benefit cost by about $0.1 million. National Life Group uses the straight-line method of amortization for prior service cost and unrecognized gains and losses.

National Life provides employee savings and 401(k) plans where up to 3% of an employee's compensation may be invested by the employee in either plan with matching funds contributed by the company. Employees below specified levels of compensation also receive a foundation contribution of 1.5% of compensation. Additional employee voluntary contributions may be made to the plans up to a set maximum. Vesting and withdrawal privilege schedules are attached to the Company's contributions.

National Life also provides a 401(k) plan for it's regular full-time agents whereby accumulated funds may be invested by the agent in a group annuity contract with National Life or in mutual funds sponsored by an affiliate of National Life. Total annual contributions can not exceed certain limits that vary based on total agent compensation. No National Life contributions are made to the plan.

Life Insurance Company of the Southwest (LSW), an indirectly held wholly-owned subsidiary of National Life, provides a 401(k) to its employees. Additional voluntary employee contributions may be made to the plan subject to certain limits. LSW's contributions to these plans generally vest within two years.

NOTE 8 - DEBT

Debt consists of the following (in thousands):

                                                                                          1999                   1998
-----------------------------------------------------------------------------------------------------------------------------
8.25% Surplus Notes:                                                                    $ 69,692               $ 69,688
       $70 million, maturing March 1, 2024 with interest payable semi-annually on March 1 and September 1. The notes are unsecured and subordinated to all present and future indebtedness, policy claims and prior claims. The notes may be redeemed in whole or in part any time after March 1, 2004 at predetermined redemption prices. All interest and principal payments require prior written approval by the State of Vermont Department of
       Banking, Insurance, Securities and Health Care Administration.

6.57% Term Note:                                                                           6,400                  8,400
       $6.4 million, maturing March 1, 2002 with interest payable semi-annually on March 1 and September 1. The note is secured by subsidiary stock, includes certain restrictive covenants and requires annual payments of principal (see below).
-----------------------------------------------------------------------------------------------------------------------------
       Total debt                                                                       $ 76,092               $ 78,088
=============================================================================================================================

The aggregate annual scheduled maturities of debt for the next five years are as follows (in thousands):


       2000                                       $ 2,000
       2001                                         2,000
       2002                                         2,400
       2003                                             -
       2004                                             -


Interest paid was $6.3 million and $6.2 million in 1999 and 1998, respectively.

NOTE 9 - CONTINGENCIES

During 1997, several class action lawsuits were filed against National Life in various states related to the sale of life insurance policies during the 1980's and 1990's. National Life specifically denied any wrongdoing. National Life agreed to a settlement of these class action lawsuits in June 1998. This agreement was subsequently approved by the court in October 1998. The settlement provides class members with various policy enhancement options and new product purchase discounts. Class members may instead pursue alternative dispute resolution according to predetermined guidelines. Qualifying members may also opt out of the class action and pursue litigation separately against National Life. Most of the alternative dispute resolution cases were settled by December 31, 1999. Management believes that while the ultimate cost of this litigation (including those opting out of the class action) is still uncertain, it is unlikely, after considering existing provisions, to have a material adverse effect on National Life's financial position.

In late 1999, two lawsuits were filed against National Life and the State of Vermont in Vermont related to National Life's conversion to a mutual holding company structure. National Life and the State of Vermont specifically deny any wrongdoing and intend to defend these cases vigorously. In the opinion of National Life Group's management, based on advice from legal counsel, the ultimate resolution of these lawsuits will not have a material effect on National Life Group's financial position. However, liabilities related to these lawsuits could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

NOTE 10 - NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities (FAS 133), which establishes accounting and reporting standards for derivative instruments. FAS 133 requires that an entity recognize all derivatives as either assets or liabilities at fair value in the statement of financial position, and establishes special accounting for the following three types of hedges: fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investments in foreign operations. The statement was originally effective for fiscal years beginning after June 15, 1999. In June, 1999 the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 137, Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133 (FAS 137). FAS 137 requires the application of FAS 133 for fiscal years beginning after June 15, 2000. The Company is currently assessing the impact of the adoption of FAS 133.

NOTE 11 - CLOSED BLOCK

The Closed Block was established on January 1, 1999 as part of the conversion to a mutual holding company corporate structure (see Note 13).

Summarized financial information for the Closed Block effects as of December 31, 1999 and for the year then ended is as follows (in thousands):

                                                                                                                       1999
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Cash and cash equivalents                                                                                         $   122,982
  Available-for-sale debt securities (amortized cost of $1,800.1 million)                                             1,771,494
  Mortgage loans                                                                                                        380,986
  Policy loans                                                                                                          640,490
  Accrued investment income                                                                                              53,387
  Premiums and fees receivable                                                                                           18,864
  Deferred policy acquisition costs                                                                                     312,588
  Other assets                                                                                                          123,690
----------------------------------------------------------------------------------------------------------------------------------
     Total assets                                                                                                   $ 3,424,481
==================================================================================================================================

LIABILITIES:
  Policy liabilities and accruals                                                                                   $ 3,629,560
  Other liabilities                                                                                                      69,186
----------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                                                              $ 3,698,746
==================================================================================================================================




                                                                                                                        1999
----------------------------------------------------------------------------------------------------------------------------------
REVENUES:
 Premiums and other income                                                                                          $   325,445
 Net investment income                                                                                                  216,432
 Realized investment gain                                                                                                 8,720
----------------------------------------------------------------------------------------------------------------------------------
   Total revenues                                                                                                       550,597
----------------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
 Increase in policy liabilities                                                                                          66,324
 Policy benefits                                                                                                        283,598
 Policyholders' dividends                                                                                               107,941
 Interest credited to policyholders' accounts                                                                            13,294
 Operating expenses                                                                                                      17,407
 Policy acquisition expenses, net                                                                                        37,662
----------------------------------------------------------------------------------------------------------------------------------
   Total benefits and expenses                                                                                          526,226
----------------------------------------------------------------------------------------------------------------------------------
Pre-tax contribution from the Closed Block                                                                          $    24,371
==================================================================================================================================

There were no mortgage valuation allowances on Closed Block mortgage loans at December 31, 1999. Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside the Closed Block are therefore disproportionate to the actual business outside the Closed Block.

The Consolidated Statement of Cash Flows for 1999 is presented net of cash flows and adjustments to operating cash flows attributable to the Closed Block cash and short term investments of $(24.5) million. The Closed Block was initially funded on January 1, 1999 with cash and securites totalling $2.2 billion.

NOTE 12 - ACQUISITION

On July 2, 1999, the Company acquired the outstanding one-third interest in LSW National Holdings, Inc., (LSWNH) the parent of Dallas, Texas-based Life Insurance Company of the Southwest (LSW), a financial services company specializing in the sale of annuities. The Company had previously purchased a two-thirds interest in the company in February, 1996.

The purchase price was $61.6 million in cash. Purchasing the remaining one-third interest eliminated the ongoing provision for minority interests for the last six months of 1999. The effect of the cash purchase on the consolidated financial statements was to reduce minority interests by $39.7 million and record net purchase GAAP adjustments of $21.9 million, which included intangible assets for the present value of future profits of insurance acquired of $59.4 million and goodwill of $3.0 million.

Had the one-third purchase been made at January 1, 1998, pro-forma consolidated net income would have increased by about $3.1 million and $2.2 million in 1999 and 1998, respectively. These pro-forma consolidated results are not necessarily indicative of the actual results which might have occurred had the Company owned all of LSWNH since that date. (unaudited)

NOTE 13 - REORGANIZATION INTO A MUTUAL HOLDING COMPANY
          CORPORATE STRUCTURE

On January 1, 1999, National Life converted from a mutual to a stock insurance company as part of a reorganization into a mutual holding company corporate structure.

Prior to the conversion, policyowners held policy contractual and membership rights from National Life. The contractual rights, as defined in the various insurance and annuity policies, remained with National Life after the conversion. Membership interests held by policyowners of National Life at December 31, 1998 were converted to membership interests in National Life Holding Company, a mutual insurance holding company created for this purpose. National Life Holding Company currently owns all the outstanding shares of NLV Financial, a stock holding company created for this purpose, which in turn currently owns all the outstanding shares of National Life. National Life Holding Company currently has no other assets, liabilities or operations other than that related to its ownership of NLV Financial's outstanding stock. Similarly, NLV Financial currently has no other assets, liabilities or operations other than that related to its ownership of National Life's outstanding stock. Under the terms of the reorganization, National Life Holding Company must always hold a majority of the voting shares of NLV Financial.

This reorganization was approved by policyowners of National Life and was completed with the approval of the Commissioner of the Vermont Department of Banking, Insurance, Securities, and Health Care Administration (the "Commissioner").

Under the provisions of the reorganization, National Life issued 2.5 million common stock $1 par shares to its parent, NLV Financial as a transfer from retained earnings and also transferred $5 million from retained earnings into additional paid in capital. There were no dividends paid or declared in 1999 by National Life. Dividends declared by National Life in excess of ten percent of statutory surplus (see Note 14 for statutory information) require pre-approval by the Commissioner.

NOTE 14 - STATUTORY INFORMATION

National Life prepares statutory basis financial statements for regulatory filings with insurance regulators in all 50 states and the District of Columbia. A reconciliation of National Life's statutory surplus to GAAP equity at December 31 and statutory net income to GAAP net income for the years ended December 31 were as follows (in thousands):

                                                        1999                                            1998
                                       --------------------------------------------------------------------------------------
                                          Surplus/                                        Surplus/
                                           Equity                 Net Income               Equity                Net Income
-----------------------------------------------------------------------------------------------------------------------------
Statutory surplus/net income             $ 408,086                 $ 25,923              $  373,063               $  67,841

Asset valuation reserve                     79,207                                           69,994
Interest maintenance reserve                58,507                    5,681                  52,826                  (4,114)
Surplus notes                              (70,716)                                         (70,700)
Non-admitted assets                          2,101                                           17,033
Investments                                 30,149                    5,916                     650                  (4,471)
Deferred policy acquisition costs          445,704                   17,250                 428,453                  (9,479)
Deferred income taxes                       45,587                   (3,837)                 74,132                  15,555
Policy liabilities                        (202,061)                  10,063                (203,832)                 (6,476)
Policyholders' dividends                    67,494                    3,289                  64,205                     529
Benefit plans                              (29,475)                  (1,571)                (27,904)                  6,730
Sales remediation costs                                                                                             (40,575)
Other comprehensive income, net            (57,700)                                         106,243
Other changes, net                          (1,895)                  (6,086)                 (1,860)                 (5,352)
-----------------------------------------------------------------------------------------------------------------------------

GAAP equity/net income                   $ 774,988                 $ 56,628              $  882,303               $  20,188
=============================================================================================================================

The New York Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company and for determining solvency under the New York Insurance Law. No consideration is given by the New York Insurance Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

In 1998, the National Association of Insurance Commissioners (NAIC) adopted the Codification of Statutory Accounting Principles guidance (Codification), which will replace the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting. The NAIC has recommended an effective date of January 1, 2001. The Codification provides guidance for areas which promulgated statutory accounting principles had not previously addressed, and changes current promulgated guidance in other areas.

The Vermont Department of Banking, Insurance, Securities, and Health Care Administration has adopted Codification effective January 1, 2001. The Department may make changes to the promulgated guidance prior to the effective date. National Life has not estimated the potential effect of the Codification guidance on its reported results.

                                NATIONAL VARIABLE
                               ANNUITY ACCOUNT II

                             FINANCIAL STATEMENTS


                                   * * * * *


                               DECEMBER 31, 1999

                    [PRICEWATERHOUSECOOPERS LLP LETTERHEAD]
--------------------------------------------------------------------------------

                                                      PricewaterhouseCoopers LLP
                                                      160 Federal Street
                                                      Boston MA 02110
                                                      Telephone (617) 439 4390


                       REPORT OF INDEPENDENT ACCOUNTANTS
                       ---------------------------------

To the Board of Directors of National Life Insurance Company and Contractholders of National Variable Annuity Account II


In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts constituting the National Variable Annuity Account II (a Separate Account of National Life Insurance Company) (the Variable Account) at December 31, 1999, and the results of each of their operations and the changes in each of their net assets for the years ended December 31, 1999 and 1998 and for the period from June 20, 1997 through December 31, 1997, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Variable Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the funds, provide a reasonable basis for the opinion expressed above.



/s/ PRICEWATERHOUSECOOPERS LLP

March 31, 2000

                     NATIONAL VARIABLE ANNUITY ACCOUNT II
            (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENT OF NET ASSETS

                               DECEMBER 31, 1999

                                                                                                        CONTRACTHOLDER
                                                                                                            ACCOUNT
                                                                                                            VALUES
                                                                                                       ----------------
ASSETS:
Investments in shares of mutual fund portfolios at market value:
 (contractholder accumulation units and unit value)

 Market Street Fund Money Market (874,549.32 units at $10.95 per unit)                                   $   9,580,043
 Market Street Fund Growth (1,054,556.24 units at $12.14 per unit)                                          12,804,406
 Market Street Fund Aggressive Growth (95,953.53 units at $13.07 per unit)                                   1,253,932
 Market Street Fund Managed (555,721.09 units at $11.74 per unit)                                            6,526,156
 Market Street Fund Bond (454,241.28 units at $10.60 per unit)                                               4,817,114
 Market Street Fund International (182,285.50 units at $13.19 per unit)                                      2,403,509
 Market Street Fund Sentinel Growth (351,289.99 units at $17.40 per unit)                                    6,112,101
 Strong Opportunity Fund 11(200,977.44 units at $16.63 per unit)                                             3,341,274
 Strong Variable Insurance Funds Mid Cap Growth (318,571.77 units at $26.76 per unit)                        8,525,921
 Van Eck Worldwide Insurance Trust Worldwide Bond Fund (39,146.49 units at $10.36 per unit)                    405,485
 VIPF Equity Income (704,688.26 units at $12.51 per unit)                                                    8,815,020
 VIPF Overseas (238,593.17 units at $14.78 per unit)                                                         3,525,682
 VIPF Growth (558,722.01 units at $19.97 per unit)                                                          11,160,270
 VIPF High Income (398,908.66 units at $10.90 per unit)                                                      4,348,229
 VIPF Index 500 (1,479,593.66 units at $16.37 per unit)                                                     24,218,055
 VIPF Contrafund (495.264.94 units at $17.20 per unit)                                                       8,519,936
 Alger American Fund Growth (620,992.78 units at $20.51 per unit)                                           12,738,432
 Alger American Fund Small Capitalization (243,152.97 units at $17.73 per unit)                              4,310,751
 American Century Variable Portfolios VP Value (63,007.27 units at $10.18 per unit)                            641,148
 American Century Variable Portfolios VP Income & Growth (185,236.09 units at $12.76 per unit)               2,363,799
 JP Morgan Series Trust II International Opportunities (25,477.52 units at $13.06 per unit)                    332,709
 JP Morgan Series Trust II Small Company (30,934.44 units at $14.21 per unit)                                  439,716
 Neuberger Berman Partners Portfolio (47,306.25 units at $10.79 per unit)                                      510,454
 Goldman Sachs Variable Insurance Trust International Equity (26,305.66 units at $13.14 per unit)              345,775
 Goldman Sachs Variable Insurance Trust Global Income (12,012.86 units at $10.15 per unit)                     121,873
 Goldman Sachs Variable Insurance Trust CORE Small Cap Equity (8,929.81 units at $10.96 per unit)               97,847
 Goldman Sachs Variable Insurance Trust Mid Cap Value (30,896.13 units at $9.65 per unit)                      298,146
                                                                                                       ----------------

       TOTAL NET ASSETS                                                                                  $ 138,557,783
                                                                                                       ================

   The accompanying notes are an integral part of these financial statements.

                     NATIONAL VARIABLE ANNUITY ACCOUNT II
            (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED DECEMBER 31, 1999



                                                                MARKET STREET FUND
                                         --------------------------------------------------------------------
                                           MONEY                   AGGRESSIVE
                                           MARKET       GROWTH       GROWTH        MANAGED           BOND
                                         ----------  -----------  -----------   ------------    -------------
INVESTMENT INCOME:
    Dividend income and
    capital gain distributions           $ 403,964    $ 187,211    $ 102,794     $  218,814      $   70,689

EXPENSES:
    Mortality and expense risk
     and administrative charges            115,308      142,226       13,481         67,828          48,544
                                         --------------------------------------------------------------------

Net investment (loss) income               288,656       44,985       89,313        150,986          22,145
                                         --------------------------------------------------------------------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) from
     shares sold                                 -       64,517      130,080         35,685         (47,668)

    Net unrealized appreciation
     (depreciation) on investments               -      (11,284)      (7,752)      (216,962)       (130,037)
                                         --------------------------------------------------------------------
Net realized and unrealized
  gain (loss) on investments                     -       53,233      122,328       (181,277)       (177,705)
                                         --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS              $ 288,656    $  98,218    $ 211,641     $  (30,291)     $ (155,560)
                                         ====================================================================

                                                                                   STRONG VARIABLE
                                              MARKET STREET FUND         STRONG    INSURANCE FUNDS
                                         ----------------------------  ----------------------------
                                                           SENTINEL    OPPORTUNITY
                                          INTERNATIONAL     GROWTH       FUND II    MID CAP GRWOTH
                                          -------------  ------------  ----------- ----------------
INVESTMENT INCOME:
    Dividend income and
    capital gain distributions              $  84,874    $    98,065    $ 185,848    $     2,364

EXPENSES:
    Mortality and expense risk
     and administrative charges                22,073         45,290       29,786         41,616
                                         ----------------------------------------------------------

Net investment (loss) income                   62,801         52,775      156,062       (39,252)
                                         ----------------------------------------------------------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) from
     shares sold                                  911         40,182        8,109        227,143

    Net unrealized appreciation
     (depreciation) on investments            362,211      1,292,502      496,697      2,499,941
                                         ----------------------------------------------------------
Net realized and unrealized
  gain (loss) on investments                  363,122      1,332,684      504,806      2,727,084
                                         ----------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                 $ 425,923    $ 1,385,459    $ 660,868    $ 2,687,832
                                         ==========================================================

   The accompanying notes are an integral part of these financial statements.

                     NATIONAL VARIABLE ANNUITY ACCOUNT II
            (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED DECEMBER 31, 1999


                                             VAN ECK WORLDWIDE
                                              INSURANCE TRUST                                         VIPF
                                             ----------------- --------------------------------------------------------
                                                WORLDWIDE         EQUITY                                      HIGH
                                                   BOND           INCOME     OVERSEAS        GROWTH          INCOME
                                             ----------------- ----------- ------------- -------------- ---------------
INVESTMENT INCOME:
  Dividend income and
  capital gain distributions                    $   6,479       $ 261,584   $  62,437     $   254,340     $   332,014

EXPENSES:
  Mortality and expense risk
   and administrative charges                       3,412          99,111      28,939          73,605          55,282
                                             --------------------------------------------------------------------------

Net investment (loss) income                        3,067         162,473      33,498         180,735         276,732
                                             --------------------------------------------------------------------------

REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) from
    shares sold                                    (3,685)        108,107      27,988         234,913        (171,740)

   Net unrealized appreciation
    (depreciation) on investments                 (18,268)        (60,792)    828,494       1,676,651         123,757
                                             --------------------------------------------------------------------------

Net realized and unrealized
 gain (loss) on investments                       (21,953)         47,315     856,482       1,911,564         (47,983)
                                             --------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                     $ (18,886)      $ 209,788   $ 889,980     $ 2,092,299     $   228,749
                                             ==========================================================================


                                                          VIPF                   ALGER AMERICAN FUND
                                             ------------------------------ ----------------------------
                                                   INDEX
                                                    500        CONTRAFUND       GROWTH      SMALL CAP
                                             --------------- -------------- ------------- --------------
INVESTMENT INCOME:
  Dividend income and
  capital gain distributions                  $   166,341     $   142,338    $  482,583    $   231,811

EXPENSES:
  Mortality and expense risk
   and administrative charges                     211,323          74,488        93,493         35,473
                                             -----------------------------------------------------------

Net investment (loss) income                      (44,982)         67,850       389,090        196,338
                                             -----------------------------------------------------------

REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) from
    shares sold                                   321,968         179,054       508,295        839,950

   Net unrealized appreciation
    (depreciation) on investments               2,649,576       1,020,367     1,378,591        163,104
                                             -----------------------------------------------------------

Net realized and unrealized
 gain (loss) on investments                     2,971,544       1,199,421     1,886,886      1,003,054
                                             -----------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                   $ 2,926,562     $ 1,267,271    $2,275,976    $ 1,199,392
                                             ===========================================================


   The accompanying notes are an integral part of these financial statements.

                     NATIONAL VARIABLE ANNUITY ACCOUNT II
            (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED DECEMBER 31, 1999


                                                   AMERICAN CENTURY                                         NEUBERGER
                                                  VARIABLE PORTFOLIOS       JP MORGAN SERIES TRUST II        BERMAN
                                             ----------------------------- ---------------------------- ----------------
                                                               VP INCOME & INTERNATIONAL     SMALL          PARTNERS
                                                 VP VALUE        GROWTH    OPPORTUNITIES    COMPANY         PORTFOLIO
                                             ----------------- ----------- ------------- -------------- ----------------
INVESTMENT INCOME:
  Dividend income and
  capital gain distributions                    $   1,247       $     148   $   9,458     $     7,975     $     2,774

EXPENSES:
  Mortality and expense risk
   and administrative charges                       2,709          16,839       1,451           2,703           3,126
                                             ---------------------------------------------------------------------------

Net investment (loss) income                       (1,462)        (16,691)      8,007           5,272            (352)
                                             ---------------------------------------------------------------------------

REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) from
    shares sold                                      (752)         23,281         879           4,694           4,706

   Net unrealized appreciation
    (depreciation) on investments                 (29,794)        235,156      37,900          96,045           7,258
                                             ---------------------------------------------------------------------------

Net realized and unrealized
 gain (loss) on investments                       (30,546)        258,437      38,779         100,739          11,964
                                             ---------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                     $ (32,008)      $ 241,746   $  46,786     $   106,011     $    11,612
                                             ============================================================================


                                                        GOLDMAN SACHS VARIABLE INSURANCE TRUST
                                             ------------------------------------------------------------
                                              INTERNATIONAL      GLOBAL      CORE SMALL       MID CAP
                                                  EQUITY         INCOME      CAP EQUITY        VALUE           TOTAL
                                             --------------- -------------- ------------  --------------- ---------------
INVESTMENT INCOME:
  Dividend income and
  capital gain distributions                  $    21,234     $     3,702     $     207    $     2,276      $   3,343,571

EXPENSES:
  Mortality and expense risk
   and administrative charges                       1,981             677           539          1,773          1,233,076
                                             ----------------------------------------------------------------------------

Net investment (loss) income                       19,253           3,025          (332)           503          2,110,495
                                             ----------------------------------------------------------------------------

REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) from
    shares sold                                     2,942             (19)           77          2,977          2,542,594

   Net unrealized appreciation
    (depreciation) on investments                  38,948          (3,774)        9,904        (11,930)        12,426,509
                                             ----------------------------------------------------------------------------

Net realized and unrealized
 gain (loss) on investments                        41,890          (3,793)        9,981         (8,953)        14,969,103
                                             ----------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                   $    61,143     $      (768)    $   9,649    $    (8,450)     $  17,079,598
                                             =============================================================================

The accompanying notes are an integral part of these financial statements.

                     NATIONAL VARIABLE ANNUITY ACCOUNT II
            (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED DECEMBER 31, 1998




                                                          MARKET STREET FUND
                                   -----------------------------------------------------------------------------
                                     MONEY                          AGGRESSIVE
                                     MARKET            GROWTH         GROWTH       MANAGED             BOND
                                   -------------- --------------- ------------- ---------------- ---------------
INVESTMENT INCOME:
  Dividend income and
  capital gain distributions        $   185,319     $   347,569     $   11,494   $   103,637      $      35,475

EXPENSES:
  Mortality and expense risk
   and administrative charges            51,068          68,736          5,766        30,795             13,683
                                   -----------------------------------------------------------------------------

 Net investment income (loss)           134,251         278,833          5,728        72,842             21,792
                                   -----------------------------------------------------------------------------

REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
   Net realized (loss) gain from
    shares sold                               -        (148,064)          (540)        2,236             11,051

   Net unrealized appreciation
    on investments                            -         479,266         17,348       182,327             31,347
                                   -----------------------------------------------------------------------------

Net realized and unrealized
 gain (loss) on investments                   -         331,202         16,808       184,563             42,398
                                   -----------------------------------------------------------------------------

INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS         $   134,251     $   610,035     $   22,536   $   257,405      $      64,190
                                   =============================================================================


                                                                                STRONG VARIABLE
                                        MARKET STREET FUND          STRONG      INSURANCE FUNDS
                                   ---------------------------- --------------- ----------------
                                                     SENTINEL     OPPORTUNITY       MID CAP
                                    INTERNATIONAL     GROWTH        FUND II         GROWTH
                                   --------------- ------------ --------------- ----------------
INVESTMENT INCOME:
  Dividend income and
  capital gain distributions        $     44,221    $   82,215   $    98,918      $           3

EXPENSES:
  Mortality and expense risk
   and administrative charges             13,805        21,509        14,172              7,793
                                   -------------------------------------------------------------

 Net investment income (loss)             30,416        60,706        84,746             (7,790)
                                   -------------------------------------------------------------

REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
   Net realized (loss) gain from
    shares sold                          (22,126)      (61,135)      (20,284)             6,111

   Net unrealized appreciation
    on investments                        28,945       197,891        14,710            192,023
                                   -------------------------------------------------------------

Net realized and unrealized
 gain (loss) on investments                6,819       136,756        (5,574)           198,134
                                   -------------------------------------------------------------

INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS         $     37,235    $  197,462   $    79,172      $     190,344
                                   =============================================================

The accompanying notes are an integral part of these financial statements.

                     NATIONAL VARIABLE ANNUITY ACCOUNT II
            (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED DECEMBER 31, 1998



                                                 VAN ECK
                                                WORLDWIDE                                 VIPF
                                             ----------------- -------------------------------------------------------
                                                WORLDWIDE         EQUITY                                      HIGH
                                                   BOND           INCOME     OVERSEAS        GROWTH          INCOME
                                             ----------------- ----------- ------------- -------------- --------------
INVESTMENT INCOME:
  Dividend income and
  capital gain distributions                    $     395       $ 116,499   $  28,711     $    35,223     $   127,589

EXPENSES:
  Mortality and expense risk
   and administrative charges                         733          48,110      12,936          12,021          27,538
                                             -------------------------------------------------------------------------

Net investment (loss) income                         (338)         68,389      15,775          23,202         100,051
                                             -------------------------------------------------------------------------

REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) from
    shares sold                                     1,014           2,740      (2,727)         17,639         (90,962)

   Net unrealized appreciation
    (depreciation) on investments                   5,116         201,202      32,101         302,409        (150,485)
                                             -------------------------------------------------------------------------

Net realized and unrealized
 gain (loss) on investments                         6,130         203,942      29,374         320,048        (241,447)
                                             -------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                     $   5,792       $ 272,331   $  45,149     $   343,250     $  (141,396)
                                             =========================================================================


                                                          VIPF                   ALGER AMERICAN FUND
                                             ------------------------------ ----------------------------
                                                   INDEX
                                                    500        CONTRAFUND       GROWTH      SMALL CAP
                                             --------------- -------------- ------------- --------------
INVESTMENT INCOME:
  Dividend income and
  capital gain distributions                  $    64,307     $    44,054     $ 156,792    $    97,173

EXPENSES:
  Mortality and expense risk
   and administrative charges                      68,068          24,781        16,948         12,814
                                             -----------------------------------------------------------

Net investment (loss) income                       (3,761)         19,273       139,844         84,359
                                             -----------------------------------------------------------

REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) from
    shares sold                                   196,577          28,011        46,167       (150,917)

   Net unrealized appreciation
    (depreciation) on investments                 930,496         430,650       342,232        241,928
                                             -----------------------------------------------------------

Net realized and unrealized
 gain (loss) on investments                     1,127,073         458,661       388,399         91,011
                                             -----------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                   $ 1,123,312     $   477,934     $ 528,243    $   175,370
                                             ===========================================================

The accompanying notes are an integral part of these financial statements.

                     NATIONAL VARIABLE ANNUITY ACCOUNT II
            (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED DECEMBER 31, 1998



                                                                  JP MORGAN
                                       AMERICAN CENTURY            SERIES      NEUBERGER     GOLDMAN SACHS VARIABLE
                                      VARIABLE PORTFOLIOS         TRUST II      BERMAN           INSURANCE TRUST
                                    -------------------------- ------------- ------------- --------------------------
                                                   VP INCOME &     SMALL       PARTNERS    INTERNATIONAL     MID CAP
                                     VP VALUE        GROWTH       COMPANY      PORTFOLIO       EQUITY        VALUE        TOTAL
                                    -------------- ----------- ------------- ------------- ------------- ------------ ------------
INVESTMENT INCOME:
  Dividend income and
  capital gain distributions        $       -       $     109   $   2,520     $         -   $       387    $      83  $ 1,582,693

EXPENSES:
  Mortality and expense risk
   and administrative charges               3              26         212             208           111            9      451,845
                                    ----------------------------------------------------------------------------------------------

Net investment (loss) income               (3)             83       2,308            (208)          276           74    1,130,848
                                    ----------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) from
    shares sold                             -             377       1,220              37         2,080            -     (181,495)

   Net unrealized appreciation
    (depreciation) on investments         155           1,347       7,460           6,843         2,672         (101)   3,497,882
                                    ----------------------------------------------------------------------------------------------

Net realized and unrealized
 gain (loss) on investments               155           1,724       8,680           6,880         4,752         (101)   3,316,387
                                    ----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS         $     152       $   1,807   $  10,988     $     6,672   $     5,028    $     (27) $ 4,447,235
                                    ==============================================================================================

   The accompanying notes are an integral part of these financial statements.

                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)


                             STATEMENT OF OPERATIONS

             FOR THE PERIOD JUNE 20, 1997 THROUGH DECEMBER 31, 1997




                                                                         MARKET STREET FUND
                                          -----------------------------------------------------------------------------------
                                              MONEY                           AGGRESSIVE
                                              MARKET            GROWTH          GROWTH          MANAGED            BOND
                                          ----------------  ---------------  --------------  --------------  ---------------

      INVESTMENT INCOME:
        Dividend income and capital gain
        distributions                     $     24,176     $    45,501        $        -     $     3,309      $        536
      EXPENSES:
        Mortality and expense risk and
        administrative charges                   6,545           5,886               404           2,724               312
                                          -----------------------------------------------------------------------------------
      Net investment income (Loss)              17,631          39,615              (404)            585               224
                                          -----------------------------------------------------------------------------------
      REALIZED AND UNREALIZED
      GAIN (LOSS) ON INVESTMENTS:
        Net realized (loss) gain from
        shares sold                                  -          (3,148)               82             153                 4
        Net unrealized appreciation
        (depreciation) on investments                -          30,216             3,543          25,993             2,499
                                          -----------------------------------------------------------------------------------
      NET REALIZED AND UNREALIZED
       GAIN (LOSS) ON INVESTMENTS                    -          27,068             3,625          26,146             2,503
                                          -----------------------------------------------------------------------------------
      Increase (decrease) in net assets
       resulting from operations          $     17,631     $    66,683        $    3,221     $    26,731      $      2,727
                                          ===================================================================================


                                                                                                      STRONG VARIABLE
                                                MARKET STREET FUND                 STRONG             INSURANCE FUNDS
                                         --------------------------------    ------------------    ---------------------
                                                              SENTINEL          OPPORTUNITY              MID CAP
                                            INTERNATIONAL      GROWTH             FUND II                 GROWTH
                                           ---------------  -------------    ------------------    ---------------------

      INVESTMENT INCOME:
        Dividend income and capital gain
        distributions                         $         -        $      -          $     -             $   5,893
      EXPENSES:
        Mortality and expense risk and
        administrative charges                      1,416           1,175              441                   432
                                         -------------------------------------------------------------------------------
      Net investment income (Loss)                 (1,416)         (1,175)            (441)                5,461
                                         -------------------------------------------------------------------------------
      REALIZED AND UNREALIZED GAIN
      (LOSS) ON INVESTMENTS:
        Net realized (loss) gain from
        shares sold                                  (630)            114               16                   (35)
        Net unrealized appreciation
       (depreciation) on investments              (17,374)          6.125             (192)               (2,944)
                                         -------------------------------------------------------------------------------
      Net realized and unrealized
      gain (loss) on investments                  (18,004)          6,239             (176)               (2,979)
                                         -------------------------------------------------------------------------------
      INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS               $   (19,420)       $  5,064          $  (617)            $   2,482
                                         ===============================================================================

                                                  VAN ECK
                                                 WORLDWIDE
                                              INSURANCE TRUST
                                           ----------------------
                                                 WORLDWIDE
                                                    BOND
                                           ----------------------
      INVESTMENT INCOME:
        Dividend income and capital gain
        distributions                              $      -
      EXPENSES:
        Mortality and expense risk and
        administrative charges                           76
                                           ----------------------
      Net investment income (Loss)                      (76)
                                           ----------------------

      REALIZED AND UNREALIZED
      GAIN (LOSS) ON INVESTMENTS:
        Net realized (loss) gain from
        shares sold                                      98

   Net unrealized appreciation
        (depreciation) on investments                    53
                                           ----------------------
      Net realized and unrealized
      gain (loss) on investments                        151
                                           ----------------------
      INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS                    $     75
                                           ======================


   The accompanying notes are an integral part of these financial statements.

                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)


                             STATEMENT OF OPERATIONS

             FOR THE PERIOD JUNE 20, 1997 THROUGH DECEMBER 31, 1997


                                                                               VIPF
                                           ------------------------------------------------------------------------
                                               EQUITY
                                               INCOME          OVERSEAS            GROWTH            HIGH INCOME
                                           ---------------   --------------    ---------------     ----------------
 INVESTMENT INCOME:
    Dividend income and capital gain
    distributions                            $      -        $       -        $         -           $          -

 Expenses:
   Mortality and expense risk and
   administrative charges                       2,835              761                482                  1,462
                                           ------------------------------------------------------------------------
 Net investment (loss) income                  (2,835)            (761)              (482)                (1,462)
                                           ------------------------------------------------------------------------
 REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
   Net  realized (loss) gain from
   shares sold                                 (1,282)          (1,122)              (109)                   286

   Net unrealized appreciation
   (depreciation) on investments               26,669           (5,590)              (946)                 8,486
                                           ------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS                         25,387           (6,712)            (1,055)                 8,772
                                           ------------------------------------------------------------------------
 Increase (decrease) in net assets
  resulting from operations                  $ 22,552        $  (7,473)       $    (1,537)          $      7,310
                                           ========================================================================




                                                         VIPF                               ALGER AMERICAN FUND
                                           -----------------------------------     --------------------------------------
                                                INDEX
                                                 500             CONTRAFUND             GROWTH             SMALL CAP
                                           ---------------     ---------------     ----------------     -----------------
 INVESTMENT INCOME:
   Dividend income and capital gain
   distributions                            $           -        $           -      $        -           $          -

 EXPENSES:
   Mortality and expense risk and
   administrative charges                           4,076                1,517           1,404                  1,338
                                           ------------------------------------------------------------------------------
 Net investment (loss) income                      (4,076)              (1,517)         (1,404)                (1,338)
                                           ------------------------------------------------------------------------------
 REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
   Net  realized (loss) gain from
   shares sold                                      1,024                 (283)           (374)                  (200)

   Net unrealized appreciation
   (depreciation) on investments                   39,925                4,881          (5,576)                (9,910)
                                           ------------------------------------------------------------------------------
 Net realized and unrealized
  gain (loss) on investments                       40,949                4,598          (5,950)               (10,110)
                                           ------------------------------------------------------------------------------
 INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                  $      36,873        $       3,081      $   (7,354)          $    (11,448)
                                           ==============================================================================




                                                  TOTAL
                                            ---------------
 INVESTMENT INCOME:
   Dividend income and capital gain
   distributions                               $    79,415

 Expenses:
   Mortality and expense risk and
   administrative charges                           33,286
                                           ----------------
 Net investment (loss) income                       46,129
                                           ----------------
 REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
   Net  realized  (loss)  gain  from
   shares sold                                      (5,406)

   Net unrealized appreciation
   (depreciation) on investments                   105,858
                                           ----------------
 Net realized and unrealized
 gain (loss) on investments                        100,452
                                            ---------------
 INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                     $   146,581
                                           ================


   The accompanying notes are an integral part of these financial statements.

                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 1999



                                                                            MARKET STREET FUND
                                               -----------------------------------------------------------------------------
                                                   MONEY                              AGGRESSIVE
                                                   MARKET             GROWTH            GROWTH               MANAGED
                                               ---------------    ---------------   -------------     ----------------------

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                       $     288,656        $    98,218       $     211,641     $       (30,291)
                                               -----------------------------------------------------------------------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                             26,288,659           2,990,919            234,820           2,330,507
  Transfers between investment
   sub-accounts and general account, net          (21,394,377)          1,889,766             69,998             764,264
  Surrenders and lapses                              (436,491)           (317,144)           (22,928)           (196,938)
  Contract benefits                                   (62,247)                  -                  -            (131,386)
  Contract charges                                    (23,269)             (8,020)              (906)             (3,399)
  Miscellaneous                                          (653)              3,267             (4,945)             (4,097)
                                               -----------------------------------------------------------------------------
 Total net accumulation unit transactions           4,371,622           4,558,788            276,039           2,758,951
                                               -----------------------------------------------------------------------------
Increase in net assets                              4,660,278           4,657,006            487,680           2,728,660

Net assets, beginning of period                     4,919,765           8,147,400            766,252           3,797,496
                                               -----------------------------------------------------------------------------
Net assets, end of period                       $   9,580,043        $ 12,804,406      $   1,253,932     $     6,526,156
                                               =============================================================================



                                                              MARKET STREET FUND                              STRONG
                                               --------------------------------------------------------    -----------------
                                                                                           SENTINEL         OPPORTUNITY
                                                       BOND            INTERNATIONAL        GROWTH            FUND II
                                               --------------------    -------------    ---------------    -----------------

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                       $      (155,560)   $   425,923      $    1,385,459           $   660,868
                                               -----------------------------------------------------------------------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                                2,009,281        583,214           1,921,976               806,565
  Transfers between investment
   sub-accounts and general account, net                215,535        203,350             732,432               332,428
  Surrenders and lapses                                 (63,801)       (21,296)            (48,939)              (26,099)
  Contract benefits                                     (62,633)             -                   -                     -
  Contract charges                                       (2,037)          (928)             (4,223)               (2,093)
  Miscellaneous                                          (1,439)        (1,187)             (1,674)                2,858
                                               -----------------------------------------------------------------------------
 Total net accumulation unit transactions             2,094,906        763,153           2,599,572             1,113,659
                                               -----------------------------------------------------------------------------
Increase in net assets                                1,939,346      1,189,076           3,985,031             1,774,527

Net assets, beginning of period                       2,877,768      1,214,433           2,127,070             1,566,747
                                               -----------------------------------------------------------------------------
Net assets, end of period                       $     4,817,114    $ 2,403.509      $    6,112,101           $ 3,341,274
                                               =============================================================================

                                               STRONG VARIABLE
                                                  INSURANCE
                                                    FUNDS
                                               -----------------
                                                   MID CAP
                                                    GROWTH
                                               -----------------

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                      $    2,687,832
                                               -----------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                              2,336,701
  Transfers between investment
   sub-accounts and general account, net            2,449,942
  Surrenders and lapses                               (66,583)
  Contract benefits                                    (4,434)
  Contract charges                                     (1,949)
  Miscellaneous                                        (5,324)
                                               -----------------
 Total net accumulation unit transactions           4,708,353
                                               -----------------
Increase in net assets                              7,396,185

Net assets, beginning of period                     1,129,736
                                               -----------------
Net assets, end of period                      $    8,525,921
                                               =================


   The accompanying notes are an integral part of these financial statements.

                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 1999


                                                    VAN ECK
                                                   WORLDWIDE
                                                INSURANCE TRUST                             VIPF
                                              ------------------   -------------------------------------------------------
                                                   WORLDWIDE             EQUITY
                                                   BOND FUND             INCOME            OVERSEAS           GROWTH
                                              ------------------   ------------------  ---------------  -----------------
    INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                    $     (18,886)    $      209,788     $     889,980      $   2,092,299
                                              ----------------------------------------------------------------------------
    ACCUMULATION UNIT TRANSACTIONS:
     Participant deposits                              226,732          2,371,079           890,534          3,633,682
     Transfers between investment
       sub-accounts and general account, net           135,114          1,133,237           352,462          3,646,267
     Surrenders and lapses                             (39,396)          (225,947)          (46,181)           (90,928)
     Contract benefits                                       -                  -                 -                  -
     Contractcharges                                      (181)            (4,529)           (1,603)            (4,522)
     Miscellaneous                                         (90)             3,192              (565)           (16,282)
                                              ----------------------------------------------------------------------------
    Total net accumulation unit transactions           322,179          3,277,032         1,194,647          7,168,217
                                              ----------------------------------------------------------------------------
    Increase in net assets                             303,293          3,486,820         2,084,627          9,260,516

    Net assets, beginning of period                    102,192          5,328,200         1,441,055          1,899,754
                                              ----------------------------------------------------------------------------
    Net assets, end of period                    $     405,485     $    8,815,020     $   3,525,682      $  11,160,270
                                              ============================================================================


                                                                                                           ALGER AMERICAN
                                                                        VIPF                                    FUND
                                              -------------------------------------------------------  --------------------
                                                  HIGH               INDEX
                                                 INCOME               500              CONTRAFUND              GROWTH
                                              -------------  --------------------  ------------------   -------------------
    INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                   $    228,749      $    2,926,562       $   1,267,271      $    2,275,976
                                              -----------------------------------------------------------------------------
    ACCUMULATION UNIT TRANSACTIONS:
     Participant deposits                            904,815           8,179,946           2,342,051           4,382,328
     Transfers between investment
       sub-accounts and general account, net          88,791           4,477,537           1,912,615           3,483,942
     Surrenders and lapses                          (105,772)           (225,373)            (95,850)           (129,324)
     Contract benefits                                     -                   -                   -                   -
     Contract charges                                 (1,680)            (11,834)             (4,506)             (5,683)
     Miscellaneous                                       258              (3,224)                558              15,354
                                              -----------------------------------------------------------------------------
     Total net accumulation unit transactions        886,412          12,417,052           4,154,868           7,746,617
                                              -----------------------------------------------------------------------------
    Increase in net assets                         1,115,161          15,343,614           5,422,139          10,022,593

    Net assets, beginning of period                3,233,068           8,874,441           3,097,797           2,715,839
                                              -----------------------------------------------------------------------------
    Net assets, end of period                   $  4,348,229      $   24,218,055       $   8,519,936      $   12,738,432
                                              =============================================================================

                                          ALGER AMERICAN
                                              FUND
                                         ----------------

                                            SMALL CAP
                                         ----------------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                $     1,199,392
                                         ----------------
ACCUMULATION UNIT TRANSACTIONS:
 Participant deposits                          1,358,829
 Transfers between investment
   sub-accounts and general account, net       (455,443)
 Surrenders and lapses                          (48,607)
 Contract benefits                                    -
 Contract charges                                (2,079)
 Miscellaneous                                   (9,708)
                                         ----------------
Total net accumulation unit transactions        842,992
                                         ----------------
Increase in net assets                        2,042,384

Net assets, beginning of period               2,268,367
                                         ----------------
Net assets, end of period                $    4,310,751
                                         ================




   The accompanying notes are an integral part of these financial statements.

                      NATIONAL VARIABLE ANNUITY ACCOUNT II
            (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                                                               NEUBERGER
                                          AMERICAN CENTURY VARIABLE PORTFOLIOS    JP MORGAN SERIES TRUST II      BERMAN
                                          ------------------------------------  -----------------------------  ----------
                                                                                 INTERNATIONAL       SMALL      PARTNERS
                                            VP VALUE        VP INCOME & GROWTH   OPPORTUNITIES      COMPANY     PORTFOLIO
                                          ------------      ------------------  ---------------   -----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS         $   (32,008)      $          241,746  $        46,786   $   106,011  $   11,612
                                          --------------------------------------------------------------------------------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                          590,006                1,838,515          222,327       182,943     289,928
Transfers between investment
  subaccounts and general account, net         79,342                  295,118           64,288        46,188     117,414
Surrenders and lapses                            (415)                 (38,280)            (614)         (600)     (4,580)
Contract benefits                                 -                        -                -             -           -
Contract charges                                 (249)                  (1,335)            (116)         (108)       (223)
Miscellaneous                                    (527)                     (16)              38           (72)         58
                                          --------------------------------------------------------------------------------
Total net accumulation unit transactions      668,157                2,094,002          285,923       228,351     402,597
                                          --------------------------------------------------------------------------------
Increase in net assets                        636,149                2,335,748          332,709       334,362     414,209

Net assets, beginning of period                 4,999                   28,051              -         105,354      96,245
                                          --------------------------------------------------------------------------------

Net assets, end of period                 $   641,148       $        2,363,799  $       332,709   $   439,716  $  510,454
                                          ================================================================================


                                                    GOLDMAN SACHS VARIABLE INSURANCE TRUST
                                           -------------------------------------------------------
                                           INTERNATIONAL       GLOBAL     CORE SMALL       MID CAP
                                              EQUITY           INCOME     CAP EQUITY        VALUE             TOTAL
                                          ---------------  -------------  ----------      ----------     ---------------
INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS         $        61,143           (768)      9,649      $   (8,450)    $   17,079,598
                                          ------------------------------------------------------------------------------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                              214,185         72,261      86,608         234,338         67,523,749
Transfers between investment
subaccounts and general account, net               23,322         50,428       1,683          70,187            785,830
Surrenders and lapses                              (1,288)           -           (69)         (8,000)        (2,261,443)
Contract benefits                                     -              -           -               -             (260,700)
Contract charges                                      (98)           (37)        (11)           (100)           (85,718)
Miscellaneous                                           1            (11)        (13)            199            (24,044)
                                          ------------------------------------------------------------------------------
Total net accumulation unit transactions          236,122        122,641      88,198         296,624         65,677,674
                                          ------------------------------------------------------------------------------
Increase in net assets                            297,265        121,873      97,847         288,174         82,757,272

Net assets, beginning of period                    48,510            -           -             9,972         55,800,511
                                          ------------------------------------------------------------------------------

Net assets, end of period                 $       345,775        121,873      97,847      $  298,146     $  138,557,783
                                          ==============================================================================

   The accompanying notes are an integral part of these financial statements.

                      NATIONAL VARIABLE ANNUITY ACCOUNT II
            (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 1998


                                                                             MARKET STREET FUND
                                      ---------------------------------------------------------------------------------------------
                                         MONEY                     AGGRESSIVE                               INTER-       SENTINEL
                                         MARKET        GROWTH        GROWTH       MANAGED       BOND       NATIONAL       GROWTH
                                      ------------  ------------  -----------   -----------  ----------  ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS     $    134,251  $    610,035  $    22,536   $   257,405  $   64,190  $     37,235  $  197,462
                                      ---------------------------------------------------------------------------------------------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                    18,471,185     2,919,395      323,271     1,534,081   1,163,394       551,150   1,258,833
Transfers between investment
  subaccounts and general account, net (14,985,342)    2,697,446      283,669     1,126,815   1,501,305       101,197     298,905
Surrenders and lapses                      (42,216)     (189,398)        (370)      (44,969)    (27,617)      (30,653)    (35,298)
Contract benefits                              -          (6,019)         -             -           -             -           -
Contract charges                           (19,023)       (3,531)        (397)       (1,251)       (453)         (431)     (1,889)
Miscellaneous                                  186           850        2,438         1,326       3,502           985       3,243
                                      ---------------------------------------------------------------------------------------------
Total net accumulation unit
 transactions                            3,424,790     5,418,743      608,611     2,616,002   2,640,131       622,248   1,523,794
                                      ---------------------------------------------------------------------------------------------
Increase in net assets                   3,559,041     6,028,778      631,147     2,873,407   2,704,321       659,483   1,721,256

Net assets, beginning of period          1,360,724     2,118,622      135,105       924,089     173,447       554,950     405,814
                                      ---------------------------------------------------------------------------------------------

Net assets, end of period             $  4,919,765  $  8,147,400  $   766,252   $ 3,797,496  $2,877,768  $  1,214,433  $2,127,070
                                      =============================================================================================

                                                       STRONG VARIABLE
                                         STRONG        INSURANCE FUNDS
                                      -----------     -----------------
                                      OPPORTUNITY          MID CAP
                                        FUND II             GROWTH
                                      -----------     -----------------
INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS     $    79,172     $        190,344
                                      ---------------------------------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                    1,072,615              376,539
Transfers between investment
  subaccounts and general account, net    292,790              408,147
Surrenders and lapses                     (52,346)                (114)
Contract benefits                             -                    -
Contract charges                           (1,066)                (431)
Miscellaneous                               1,544                    5
                                      ---------------------------------
Total net accumulation unit
 transactions                           1,313,537              748,146
                                      ---------------------------------
Increase in net assets                  1,392,709              974,490

Net assets, beginning of period           174,038              155,246
                                      ---------------------------------

Net assets, end of period             $ 1,566,747     $      1,129,736
                                      =================================

   The accompanying notes are an integral part of these financial statements.

                      NATIONAL VARIABLE ANNUITY ACCOUNT II
            (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                         VAN ECK
                                        WORLDWIDE
                                        INSURANCE
                                          TRUST                                            VIPF
                                      -------------   ------------------------------------------------------------------------------
                                        WORLDWIDE        EQUITY                                  HIGH        INDEX
                                           BOND          INCOME      OVERSEAS       GROWTH      INCOME        500        CONTRAFUND
                                      -------------   ------------  -----------  -----------  ----------  ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS     $       5,792   $    272,331  $    45,149  $   343,250  $ (141,396) $  1,123,312  $  477,934
                                      ----------------------------------------------------------------------------------------------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                         17,867      2,615,694      502,113      682,403   1,694,141     4,148,335   1,210,839
Transfers between investment
  subaccounts and general account, net       55,180      1,394,123      620,833      722,740     852,066     2,346,923     842,416
Surrenders and lapses                        (8,541)      (110,956)     (20,126)     (63,100)    (30,107)      (66,786)    (83,902)
Contract benefits                               -              -            -            -           -          (6,390)        -
Contract charges                                (80)        (2,632)        (852)        (839)     (1,027)       (4,044)     (1,422)
Miscellaneous                                    (5)         8,112           96         (371)        438        (5,864)      5,199
                                      ----------------------------------------------------------------------------------------------
Total net accumulation unit
 transactions                                64,421      3,904,341    1,102,064    1,340,833   2,515,511     6,412,174   1,973,130
                                      ----------------------------------------------------------------------------------------------
Increase in net assets                       70,213      4,176,672    1,147,213    1,684,083   2,374,115     7,535,486   2,451,064

Net assets, beginning of period              31,979      1,151,528      293,842      215,671     858,953     1,338,955     646,733
                                      ----------------------------------------------------------------------------------------------

Net assets, end of period             $     102,192   $  5,328,200  $ 1,441,055  $ 1,899,754  $3,233,068  $  8,874,441  $3,097,797
                                      ==============================================================================================

                                           ALGER AMERICAN FUND
                                      -----------------------------
                                        GROWTH          SMALL CAP
                                      -----------     -------------
INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS     $  528,243      $    175,370
                                      -----------------------------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                   1,062,754           527,418
Transfers between investment
  subaccounts and general account, net   753,387           609,911
Surrenders and lapses                    (15,519)          (55,867)
Contract benefits                            -                 -
Contract charges                            (975)             (788)
Miscellaneous                              6,812             3,797
                                      -----------------------------
Total net accumulation unit
 transactions                          1,806,459         1,084,471
                                      -----------------------------
Increase in net assets                 2,334,702         1,259,841

Net assets, beginning of period          381,137         1,008,526
                                      -----------------------------

Net assets, end of period             $2,715,839      $  2,268,367
                                      =============================

   The accompanying notes are an integral part of these financial statements.

                      NATIONAL VARIABLE ANNUITY ACCOUNT II
            (A Separate Account of National Life Insurance Company)

                       STATEMENT IN CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                   JP MORGAN SERIES     NEUBERGER
                                             AMERICAN CENTURY VARIABLE PORTFOLIOS      TRUST II         BERMAN
                                             -----------------------------------   ---------------   --------------
                                                                    VP INCOME &         SMALL           PARTNERS
                                                   VP VALUE           GROWTH           COMPANY          PORTFOLIO
                                             -----------------   ---------------   ---------------   --------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                     $     152          $    1,807         $   10,988            $   6,672
                                             --------------------------------------------------------------------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                              4,500              13,665             76,493               69,096
  Transfers between investment
    sub-accounts and general account, net             355              12,598             17,925               20,000
  Surrenders and lapses                               -                    (4)               (50)                 (50)
  Contract benefits                                   -                   -                  -                    -
  Contract charges                                     (8)                 (9)                (8)                 (18)
  Miscellaneous                                       -                    (6)                 6                  545
                                             --------------------------------------------------------------------------

  Total net accumulation unit transactions          4,847              26,244             94,366               89,573
                                             --------------------------------------------------------------------------

Increase in net assets                              4,999              28,051            105,354               96,245

Net assets, beginning of period                       -                   -                  -                    -

                                             --------------------------------------------------------------------------

Net assets, end of period                       $   4,999          $   28,051         $  105,354            $  96,245
                                             ==========================================================================



                                             GOLDMAN SACHS VARIABLE INSURANCE TRUST
                                             ---------------------------------------
                                                  INTERNATIONAL         MID CAP
                                                    EQUITY               VALUE                TOTAL
                                             -------------------  ------------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                          $   5,028           $    (27)        $   4,447,235
                                             ----------------------------------------------------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                                  34,293             10,000            40,340,074
  Transfers between investment
    sub-accounts and general account, net                9,113                -                 (17,498)
  Surrenders and lapses                                    -                  -                (877,989
  Contract benefits                                        -                  -                 (12,409
  Contract charges                                          (9)               -                 (41,183)
  Miscellaneous                                             85                 (1)               32,922
                                             ----------------------------------------------------------

  Total net accumulation unit transactions              43,482              9,999            39,423,917
                                             ----------------------------------------------------------

Increase in net assets                                  48,510              9,972            43,871,152

Net assets, beginning of period                            -                  -              11,929,359

                                             ----------------------------------------------------------

Net assets, end of period                            $  48,510          $   9,972        $   55,00,511
                                             ==========================================================

                     NATIONAL VARIABLE ANNUITY ACCOUNT II
            (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                      STATEMENTS OF CHANGES IN NET ASSETS

             FOR THE PERIOD JUNE 20, 1997 THROUGH DECEMBER 31, 1997

                                                                                 MARKET STREET FUND
                                           --------------------------------------------------------------------------------------
                                               MONEY                 AGGRESSIVE                                         SENTINEL
                                               MARKET      GROWTH      GROWTH      MANAGED       BOND   INTERNATIONAL    GROWTH
                                           -----------  ----------- -----------  ----------- ---------  -------------- ----------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                $   17,631   $   66,683   $   3,221    $  26,731   $  2,727   $ (19,420)    $   5,064
                                           --------------------------------------------------------------------------------------

ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                      5,916,043    1,014,026      86,684      561,094    108,621     252,281       301,281
  Transfers between investment
   sub-accounts and general account, net   (4,569,640)   1,078,365      45,231      355,723     62,194     327,246        99,612
  Surrenders and lapses                           (55)     (21,676)        -           (827)       -        (5,054)          -
  Contract benefits                               -        (18,475)        -        (18,517)       -           -             -
  Contract charges                             (3,704)        (802)        (73)        (201)       (95)       (215)         (291)
  Miscellaneous                                   449          501          42           86        -           112           273
                                           --------------------------------------------------------------------------------------

  Total net accumulation unit transactions  1,343,093    2,051,939     131,884      897,358    170,720     574,370       400,750
                                           --------------------------------------------------------------------------------------

Increase in net assets                      1,360,724    2,118,622     135,105      924,089    173,447     554,950       405,814

Net assets, beginning of period                   -            -           -            -          -           -             -
                                           --------------------------------------------------------------------------------------

Net assets, end of period                  $1,360,724   $2,118,622   $ 135,105    $ 924,089   $173,447   $ 554,950     $ 405,814
                                           ======================================================================================

                                                        STRONG VARIABLE     VAN ECK
                                              STRONG    INSURANCE FUNDS    WORLDWIDE
                                            ----------  ---------------  --------------
                                            OPPORTUNITY      MID CAP       WORLDWIDE
                                              FUND II         GROWTH         BOND
                                            -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                 $     (617)    $    2,482      $      75
                                            -------------------------------------------

ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                         116,713         99,710         10,931
  Transfers between investment
   sub-accounts and general account, net        57,931         53,827         21,188
  Surrenders and lapses                            -              -             (202)
  Contract benefits                                -              -              -
  Contract charges                                 (51)           (63)           (14)
  Miscellaneous                                     62           (170)             1
                                            -------------------------------------------

  Total net accumulation unit transactions     174,655        152,764         31,904
                                            -------------------------------------------

Increase in net assets                         174,038        152,246         31,979

Net assets, beginning of period                    -              -              -
                                            -------------------------------------------

Net assets, end of period                   $  174,038     $  152,246      $  31,979
                                            ===========================================


   The accompanying notes are an integral part of these financial statements.

                     NATIONAL VARIABLE ANNUITY ACCOUNT II
            (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                      STATEMENTS OF CHANGES IN NET ASSETS

             FOR THE PERIOD JUNE 20, 1997 THROUGH DECEMBER 31, 1997

                                                                                 VIPF
                                           ---------------------------------------------------------------------------
                                               EQUITY                               HIGH       INDEX
                                               INCOME     OVERSEAS    GROWTH       INCOME       500       CONTRAFUND
                                           -----------  ----------- -----------  ----------- ---------  --------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                $   22,552   $   (7,473)  $  (1,537)   $   7,310   $   36,873  $   3,081
                                           ---------------------------------------------------------------------------

ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                        763,280      203,987     156,775      504,002      859,802    336,880
  Transfers between investment
    sub-accounts and general account, net     382,484       97,368      61,564      348,556      461,112    306,864
  Surrenders and lapses                          (332)         (37)        -            (40)        (332)      (122)
  Contract benefits                           (18,516)         -           -            -        (18,673)       -
  Contract charges                               (375)        (168)       (144)        (227)        (515)      (303)
  Miscellaneous                                 2,435          165        (987)        (648)         688        333
                                           ---------------------------------------------------------------------------

  Total net accumulation unit transactions  1,128,976      301,315     217,208      851,643    1,302,082    643,652
                                           ---------------------------------------------------------------------------

Increase in net assets                      1,151,528      293,842     215,671      858,953    1,338,955    646,733

Net assets, beginning of period                   -            -           -            -            -          -
                                           ---------------------------------------------------------------------------

Net assets, end of period                  $1,151,528   $  293,842   $ 215,671    $ 858,953   $1,338,955  $ 646,733
                                           ===========================================================================


                                                ALGER AMERICAN FUND
                                            --------------------------

                                              GROWTH        SMALL CAP         TOTAL
                                            -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                 $   (7,354)    $  (11,448)  $    146,581
                                            -------------------------------------------

ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                         379,757        225,642     11,896,844
  Transfers between investment
    sub-accounts and general account, net        8,561        794,399         (7,415)
  Surrenders and lapses                            -              -          (28,677)
  Contract benefits                                -              -          (74,181)
  Contract charges                                (295)          (110)        (7,646)
  Miscellaneous                                    468             43          3,853
                                            -------------------------------------------

  Total net accumulation unit transactions     388,491      1,019,974     11,782,778
                                            -------------------------------------------

Increase in net assets                         381,137      1,008,526     11,929,359

Net assets, beginning of period                    -              -              -
                                            -------------------------------------------

Net assets, end of period                   $  381,137     $1,008,526   $ 11,929,359
                                            ===========================================



   The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II
(A Separate Account of National Life Insurance Company)
NOTES TO THE FINANCIAL STATEMENTS


NOTE 1 - NATURE OF OPERATIONS

National Variable Annuity Account II (the Variable Account) began operations on June 20, 1997 and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The operations of the Variable Account are part of National Life Insurance Company (National Life). The Variable
Account was established by National Life as a separate investment account to invest the net premiums received from the sale of certain variable annuity products. Equity Services, Inc., an indirect wholly-owned subsidiary of National Life, is the principal underwriter for the variable annuity contracts issued by National Life. Sentinel Advisors Company, an indirectly-owned subsidiary of National Life, provides investment advisory services for certain Market Street Fund, Inc. mutual fund portfolios.

The Variable Account invests the accumulated contractholder account values in shares of mutual fund portfolios within Market Street Fund, Inc., Strong Capital Management, Van Eck Worldwide Insurance Trust, Variable Insurance Products Fund and Variable Insurance Products Fund II (VIPF), Alger American Fund, American Century Variable Portfolios, JP Morgan Series Trust II, Neuberger Berman Advisers Management Trust, and Goldman Sachs Variable Insurance Trust. Net premiums received by the Variable Account are deposited in investment portfolios as designated by the contractholder, except for initial net premiums on new contracts which are first invested in the Market Street Fund Money Market Portfolio. Contractholders may also direct the allocations of their account value between the various investment portfolios within the Variable Account and a declared interest account (within the General Account of National Life) through participant transfers.

There are twenty-seven sub-accounts within the Variable Account. Each sub-account, which invests exclusively in the shares of the corresponding portfolio, comprises the accumulated contractholder account values of the underlying variable annuity contracts investing in the sub-account.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared in conformity with accounting principles generally accepted in the United States (GAAP). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed in the preparation of the Variable Account's financial statements.

INVESTMENTS

The mutual fund portfolios consist of the Market Street Fund Money Market, Market Street Fund Growth, Market Street Fund Aggressive Growth, Market Street Fund Managed, Market Street Fund Bond, Market Street Fund International, Market Street Fund Sentinel Growth, Strong Opportunity Fund II, Strong Variable Insurance Funds Mid Cap Growth, Van Eck Worldwide Insurance Trust Worldwide Bond Fund, VIPF Equity Income, VIPF Overseas, VIPF Growth, VIPF High Income, VIPF Index 500, VIPF Contrafund, Alger American Fund Growth, Alger American Fund Small Capitalization, American Century Variable Portfolios VP Value, American Century Variable Portfolios VP Income & Growth, JP Morgan Series Trust II International Opportunities, JP Morgan Series Trust II Small Company, Neuberger Berman Advisers Management Trust Partners Portfolio, Goldman Sachs Variable Insurance Trust International Equity, Goldman Sachs Variable Insurance Trust Global Income, Goldman Sachs Variable Insurance Trust CORE Small Cap Equity and Goldman Sachs Variable Insurance Trust Mid Cap Value (formerly Goldman Sachs Variable Insurance Trust Mid Cap Equity) (the Portfolios). The assets of each portfolio are held separate from the assets of the other portfolios and each has different investment objectives and policies.

Each portfolio operates separately and the gains or losses in one portfolio have no effect on the investment performance of the other portfolios.

INVESTMENT VALUATION

The investments in the Portfolios are valued at the closing net asset value per share as determined by the portfolio at the end of each period. The change in the difference between cost and market value is reflected as unrealized gain
(loss) in the Statement of Operations.

INVESTMENT TRANSACTIONS

Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income (including capital gain distributions) are recorded on the ex-dividend date. The cost of investments sold was determined using the average cost method prior to 1998. Effective January 1, 1998, the Variable Account changed its method of calculating the cost of investments sold from the average cost method to the first in, first out method (FIFO). Management believes FIFO better matches contractholder and sub-account investment activity. This change had no impact on the results of operations for 1998 or prior years, and no impact on the unit value reported within each of the sub-accounts. Management also believes it would be impractical to calculate the cumulative effect of this change on previously reported realized and unrealized gains and losses; however, during 1998 the change increased realized losses by $44,175 and increased unrealized appreciation by the same amount.

FEDERAL INCOME TAXES

The operations of the Variable Account are part of, and taxed with, the total operations of National Life. Under existing federal income tax law, investment income and capital gains attributable to the Variable Account are not taxed.


NOTE 3 - CHARGES AND EXPENSES

National Life deducts a daily charge from the Variable Account based on an annual rate of 1.4% of each sub-account's net asset value as partial compensation for administration services provided and for National Life's assumption of mortality and expense risks. The mortality risk assumed is that the insureds under the contracts may die sooner than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the contracts may exceed expected levels.

A contract rider providing certain contract benefit guarantees is available. Contract charges are deducted annually from each contractholder's accumulated account value for the insurance protection provided and are remitted to National Life.

The underlying variable annuity contracts are subject to deferred sales charges. Net premiums paid are subject to these charges if withdrawn within seven years of the date of premium deposit.

Contract values under $50,000 are assessed an annual fee.

NOTE 4 - INVESTMENTS

The number of shares held and cost for each of the portfolios at December 31, 1999 are set forth below:


   Portfolio                                                           Shares                       Cost
   ---------                                                         ---------                    ----------

   Market Street Fund
     Money Market                                                    9,580,043                    $9,580,043
     Growth                                                            676,051                    12,306,208
     Aggressive Growth                                                  57,075                     1,240,793
     Managed                                                           388,693                     6,534,798
     Bond                                                              455,304                     4,913,305
     International                                                     144,095                     2,029,728
     Sentinel Growth                                                   343,570                     4,615,584
   Strong Opportunity Fund II                                          128,560                     2,830,059
   Strong Variable Insurance Funds
     Mid Cap Growth                                                    280,735                     5,836,901
   Van Eck Worldwide Insurance Trust
     Worldwide Bond Fund                                                37,931                       418,584
   VIPF
     Equity Income                                                     342,863                     8,647,941
     Overseas                                                          128,487                     2,670,676
     Growth                                                            203,173                     9,182,156
     High Income                                                       384,459                     4,366,470
     Index 500                                                         144,663                    20,598,058
     Contrafund                                                        292,279                     7,064,038
   Alger American Fund
     Growth                                                            197,863                    11,023,185
     Small Capitalization                                               78,164                     3,915,631
   American Century Variable Portfolios
     VP Value                                                          107,756                       670,786
     VP Income & Growth                                                295,475                     2,127,296
   JP Morgan Series Trust II
     International Opportunities                                        24,057                       294,809
     Small Company                                                      26,283                       336,211
   Neuberger Berman Partners Portfolio                                  25,991                       496,353
   Goldman Sachs Variable Insurance Trust
     International Equity                                               23,896                       304,155
     Global Income                                                      12,398                       125,648
     CORE Small Cap Equity                                               9,231                        87,943
     Mid Cap Value                                                      35,409                       310,177
                                                                                               --------------

   Total                                                                                       $ 122,527,536
                                                                                               ==============


The cost also represents the aggregate cost for federal income tax purposes.

NOTE 5 - PURCHASES AND SALES OF PORTFOLIO SHARES

Purchases and proceeds from sales of shares in the portfolios for the period ended December 31, 1999 aggregated the following:


Portfolio                                                      Purchases                     Proceeds
---------                                                      ---------                     --------
Market Street Fund
  Money Market                                               $ 85,829,500                 $ 81,169,222
  Growth                                                        5,998,341                    1,394,567
  Aggressive Growth                                             5,726,656                    5,361,304
  Managed                                                       4,642,407                    1,732,470
  Bond                                                          3,798,063                    1,681,012
  International                                                 1,117,701                      291,746
  Sentinel Growth                                               2,883,825                      231,477
Strong Opportunity Fund II                                      1,644,758                      375,037
Strong Variable Insurance Funds
  Mid Cap Growth                                                5,288,992                      619,891
Van Eck Worldwide Insurance Trust
  Worldwide Bond Fund                                             411,384                       86,138
VIPF
  Equity Income                                                 5,850,594                    2,411,089
  Overseas                                                      1,553,566                      325,422
  Growth                                                        8,736,603                    1,387,651
  High Income                                                   2,634,971                    1,471,827
  Index 500                                                    14,547,016                    2,174,947
  Contrafund                                                    5,158,298                      935,581
Alger American Fund
  Growth                                                       30,004,379                   21,868,673
  Small Capitalization                                         28,948,745                   27,909,413
American Century Variable Portfolios
  VP Value                                                        686,877                       20,183
  VP Income & Growth                                            2,392,118                      314,808
JP Morgan Series Trust
  International Opportunities                                     301,764                        7,834
  Small Company                                                   257,088                       23,465
Neuberger Berman Partners Portfolio                               468,912                       66,667
Goldman Sachs Variable Insurance Trust
  International Equity                                            275,962                       20,588
  Global Income                                                   126,468                          801
  CORE Small Cap Equity                                            90,903                        3,037
  Mid Cap Value                                                   360,073                       62,947



   NOTE 6 - DISTRIBUTION OF NET INCOME

   The Variable Account does not expect to declare dividends to contractholders from accumulated net income. The accumulated net income will be distributed to contractholders as withdrawals (in the form of death benefits, surrenders or contract loans) in excess of the contractholders' net contributions to the Variable Account.

NOTE 7 - DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code (IRC), a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the adequately diversified requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

National Life believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

                                     PART C

                               OTHER INFORMATION

                           PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

         (a)      Financial Statements:

                  (1) Financial statements and schedule included in Prospectus

                           Condensed Financial Information

                  (2)      Financial statements and schedule included in Part B:

         National Life Insurance Company:

                  Independent Auditor's Report.


                     Consolidated Balance Sheets (GAAP Basis) as of December 31, 1999 and 1998.



                     Consolidated Statements of Operations and Policyholder's Equity (GAAP basis) for the years ended December 31, 1999 and 1998.



                     Consolidated Statements of Cash Flows (GAAP Basis) for the years ended December 31, 1999 and 1998.


                     Notes to Consolidated Financial Statements

                     Independent Auditor's Report.



         National Variable Annuity Account II

                  Independent Auditor's Report

                     Statement of Assets

                     Statement of Operations

                     Statement of Changes in Net Assets

                     Notes to Financial Statements




         (b)      Exhibits

                  (1)      Resolution of the Depositor's Board of
                           Directors authorizing the establishment of the Registrant.(1)


                  (2)      Not Applicable

                  (3) Distribution Agreement between the Variable Account/Registrant and Principal
                           Underwriter (2)

                  (4)  (a) The form of the variable annuity
                           contract (2)

                       (b) Enhanced Death Benefit Rider (2)

                  (5)      Variable Annuity Application (2)

                  (6)      Articles of Incorporation and By-Laws of
                           Depositor (3).

                  (7)      Not Applicable

                           (8)      (a)     Participation Agreement by  and
                                    among Market Street Fund, Inc., National
                                    Life Insurance Company and PML Securities
                                    Company. dated January, 30, 1996 (4).

                                    1.      Form of Amendment No. 1 dated
                                    June 20, 1997 by & among Market Street
                                    Fund, Inc., National Life Insurance
                                    Company, and 1717 Capital Management
                                    (formerly PML Securities Company) (7).

                                    (b)     Participation Agreement by
                                    and among Variable Insurance Products Fund,
                                    Fidelity Distributors Corporation and
                                    Vermont Life Insurance Company, (now
                                    National Life Insurance Company), dated
                                    August 1, 1989 (7).

                                    1.     Form of Amendment No. 1 to
                                    Participation Agreement by and among
                                    Variable Insurance Products Fund, Fidelity
                                    Distributions Corporation and Vermont Life
                                    Insurance Company (now National Life
                                    Insurance Company) dated January 1, 1996
                                    (5).

                                    2.      Form of Amendment No. 2 to
                                    Participation Agreement by and among
                                    Variable Insurance Products Fund, Fidelity
                                    Distributors Corporation and Vermont Life
                                    Insurance Company (now National Life
                                    Insurance Company) dated April 28,
                                    1997 (2).


                                    (c)     Participation Agreement by
                                    and among The Alger American Fund, National
                                    Life Insurance Company and Fred Alger and
                                    Company, dated January 31, 1995 (4).

                                    1.      Form of amended Schedule A to the
                                    Participation Agreement by and among The
                                    Alger American Fund, National Life
                                    Insurance Company and Fred Alger Company,
                                    Dated April 25, 1997 (2).

                                    (d)     Form of Participation Agreement by
                                    and among National Life Insurance Company,
                                    National Life Variable Annuity Account II and Strong Variable Insurance Funds, Inc., Strong Special Fund II, Inc., and Strong Funds Distributors, Inc., dated
                                    May 7, 1997 (2).

                                    (e)     Participation Agreement by and
                                    among Variable Insurance Products Fund II,
                                    Fidelity Distributors Corporation and
                                    Vermont Life Insurance Company (now
                                    National Life Insurance Company) dated
                                    April 1, 1990 (7).

                                    (1)      Form of Amendment No. 1 by and
                                    among Variable Insurance Products Fund II,
                                    Fidelity Distributors Corporation and
                                    Vermont Life Insurance Company (now
                                    National Life Insurance Company) dated
                                    April 28, 1997 (2).

                                    (f)      Form of Participation Agreement by
                                    and among Van Eck Worldwide Insurance Trust and National Life Insurance Company dated June 27, 1997 (2).

                                    (g)      Form of Participation Agreement
                                    between National Life Insurance Company and
                                    American Century Investment, Inc. (6).

                                    (h)     Form of Participation Agreement
                                    between National Life Insurance Company and
                                    Neuberger & Berman Advisers Managers
                                    Trust (6).

                                    (i)     Form of Participation Agreement
                                    between National Life Insurance Company and
                                    J. P. Morgan Series Trust II (6).

                                    (j)     Form of Participation Agreement
                                    between National Life Insurance Company and
                                    Goldman Sachs Variable Insurance
                                    Trust (6).

                            (9) Opinion and consent of Michele S. Gatto, Senior Vice President & General Counsel of National Life Insurance Company.

                           (10)     (a)      Consent of Sutherland, Asbill &
                                    Brennan, L.L.P.

                                    (b)      Consent of Price Waterhouse
                                    LLP.

                           (11)     Not Applicable.

                           (12)     Not Applicable.

                           (13)     Performance Advertising Calculation
                                    Schedules (2)

                           (14)     Powers of Attorney (1).

                                            Robert E. Boardman
                                            Earle H. Harbison, Jr.
                                            A. Gary Shilling

(1) Incorporated herein by reference to Registration Statement (File No. 333-19583) for National Variable Annuity Account II filed on
    January 10, 1997.

  (2) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-19583) for National Variable Annuity Account II filed May 28, 1997.

  (3) Incorporated herein by reference to the to the Pre-Effective Amendment No. 2 to the Form S-6 Registration Statement (File No. 333-67003) for National Variable Life Insurance Account (COLI) filed on February 11, 1999.

  (4) Incorporated herin by reference to Post-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 33-91938) for National Variable Life Insurance Account filed March 12, 1996.


  (5) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 33-91938) for National Variable Life Insurance Account filed December 29, 1995.


  (6) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement filed April 16, 1998 (File No. 333-44723), Accession No. 950133-98-1468

  (7) Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement filed February 25, 1999 (File No. 333-19583), Accession No. 950133-99-000622



Item 25. Directors and Officers of the Depositor

Name and Principal Business Address*        Position with Depositor
------------------------------------        -----------------------
Patrick E. Welch                            Chairman of the Board, Chief Executive
                                            Officer and Director

Thomas H. MacLeay                           President, Chief Operating Officer and
                                            Director

Robert E. Boardman                          Director
Hickok & Boardman Financial Network
346 Shelburne Street, P. O. Box 1064
Burlington, VT  05402-1064

Earle H. Harbison, Jr.                      Director
Harbison Corporation
8112 Maryland Avenue, Suite 250
St. Louis, MO  63105


A. Gary Shilling                            Director
A. Gary Shilling & Co., Inc.
500 Morris Avenue
Springfield, New Jersey  07081-1020

James A. Mallon                             Executive Vice President
                                            & Chief Marketing Officer

William A. Smith                            Executive Vice President
                                            & Chief Financial Officer

Rodney A. Buck                              Executive Vice President & Chief
                                            Investment Officer

Gregory H. Doremus                          Senior Vice President-
                                            New Business & Customer
                                            Services

Michele S. Gatto                            Senior Vice President &
                                            General Counsel

Charles C. Kittredge                        Senior Vice President-Marketing
                                            Development and Operations

Wade H. Mayo                                Senior Vice President

Joseph A. Miller                            Senior Vice President

Michael A. Tahan                            Senior Vice President & Chief
                                            Information Officer



*Unless otherwise indicated, the principal business address is National Life Drive, Montpelier, Vermont 05604.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant.

                  A list of all persons directly or indirectly controlled by or under common control with National Life is set forth below.

         All of the stock of National Life is owned by NLV Financial Corporation, a Delaware corporation. All of the stock of NLV Financial Corporation is owned by National Life Holding Company, a mutual insurance holding company organized under Vermont law.

         National Life Insurance Company owns 100% of Administrative Services, Inc. and National Financial Services, Inc. National Financial Services, Inc. owns 66.667% of LSW National Holdings, Inc.; LSW National Holdings Inc. owns 100% of Insurance Investors Life Insurance Company; Insurance Investors Life Insurance Company owns 100% of Life Insurance Company of the Southwest.

         National Life Insurance Company owns 100% of National Life Investment Management Company, Inc. National Life Investment Management Company, Inc. owns 100% of Sentinel Advisors, Inc., Equity Services, Inc. and NL Capital Management, Inc. Equity Services, Inc. owns 100% of Sentinel Administrative Service Corporation. Sentinel Administrative Service Corporation is the majority partner of Sentinel Administrative Service Company and Sentinel Advisors, Inc. is the majority partner of Sentinel Advisors Company.

         National Life Investment Management Company, Inc. is the majority partner of Sentinel Management Company, and Sentinel Financial Services Company. Sentinel Management Company owns 100% of American Guaranty & Trust Company.

Item 27. Number of Contract Owners


         As of March 31, 2000, 2,992 contracts have been issued to date.


Item 28. Indemnification

         The By-Laws of Depositor provide, in part in Article VI, as follows:

         7.1  Indemnification.

         (a) The Corporation shall indemnify and hold harmless any officer, director, employee or agent of the Corporation to the fullest extent permitted under Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated, as the same may be amended from time to time. Any repeal or modification of this Section 7.1 or of Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated shall not adversely affect any right of indemnification of any officer, director or employee of the Corporation existing at any time prior to such repeal or modification. Provided, however, that the Corporation shall not be required to indemnify a person in connection with a proceeding initiated by such person, including a counterclaim or crossclaim, unless the proceeding was authorized by the Board of Directors.

         (b) The Corporation may pay or reimburse the reasonable expenses incurred in defending any proceeding in advance of its final disposition if the Corporation has received in advance an undertaking by the person receiving such payment or reimbursement to repay all amounts advanced if it should be ultimately determined that he or she is not entitled to be indemnified under this article or otherwise. The Corporation may require security for any such undertaking.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 29  Principal Underwriter

         (a) Equity Services, Inc. (ESI) is the principal underwriter for National Variable Annuity Account II and National Variable Life Insurance Account.

         (b) The following information is furnished with respect to the officers and directors of ESI:


Name and Principal               Positions and Offices
Business Address*                with ESI
-----------------                --------
Joseph M. Rob                    Chief Executive Officer and Director
Kenneth R. Ehinger               President & Chief Operating Officer
John M. Grab, Jr.                Senior Vice President & Chief Financial Officer
Stephen A. Englese               Senior Vice President - Financial Products
Budd A. Shedaker                 Assistant Vice President - Communications
Greg D. Teese                    Vice President - Compliance
D. Russell Morgan                Counsel
Sharon E. Bernard                Treasurer & Controller
Lisa A. Pettrey                  Secretary
JoAnn K. Morissette              Assistant Secretary
Thomas H. MacLeay                Director
Rodney A. Buck                   Director
Patrick E. Welch                 Director


*Unless otherwise indicated, principal business address is One National Life Drive, Montpelier, Vermont 05604.


Item 30. Location of Accounts and Records

         All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by National Life Insurance Company at One National Life Drive, Montpelier, Vermont 05604.


Item 31. Management Services

         All management contracts are discussed in Part A or Part B.


Item 32  Undertakings

         (a) Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payments under the variable annuity contracts may be accepted;

         (b) Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information; and

         (c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this form promptly upon written or oral request.

         (d) Reliance on No-Action Letter Regarding Section 403(b) Retirement Plan. National Life Insurance Company and the Registrant/Variable Account rely on a no-action letter issued by the Division of Investment Management to the American Council of Life Insurance on November 28, 1988 and represent that the conditions enumerated therein have been or will be complied with.

         (e) National Life Insurance Company hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by National Life Insurance Company.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, National Variable Annuity Account II, certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment No. 6 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Montpelier and the State of Vermont, on the 28th day of April, 2000.



                                       NATIONAL VARIABLE ANNUITY ACCOUNT II
                                                    (Registrant)



                                      By: NATIONAL LIFE INSURANCE COMPANY
Attest:  /s/ Lisa A. Pettrey             By: /s/ Patrick E. Welch
       ---------------------------       ---------------------------------
         Lisa A. Pettrey                  Patrick E. Welch, Chairman
         Assistant Secretary              of the Board and Chief Executive
                                          Officer





                                       By: NATIONAL LIFE INSURANCE COMPANY
                                                   (Depositor)

Attest:  /s/ Lisa A. Pettrey              By: /s/ Patrick E. Welch
       ---------------------------        ---------------------------------
         Lisa A. Pettrey                   Patrick E. Welch, Chairman
         Assistant Secretary               of the Board and Chief Executive
                                           Officer



                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, this Post Effective Amendment No.4 to the Registration Statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.


Signature                                Title                   Date
---------                                -----                   ----
/s/ Patrick E. Welch            Chairman of the Board and       April 28, 2000
-----------------------------   and Chief Executive Officer,
Patrick E. Welch                and Director

/s/ Thomas H. MacLeay           President & Chief Operating    April 28, 2000
-----------------------------   Officer, and Director
Thomas H. MacLeay

/s/ William A. Smith            Executive Vice President &     April 28, 2000
-----------------------------   Chief Financial Officer
William A. Smith

/s/ Robert E. Boardman*         Director                       April 28, 2000
----------------------------
Robert E. Boardman

/s/ Earle H.  Harbison, Jr.*    Director                       April 28, 2000
-----------------------------
Earle H. Harbison, Jr.

/s/ A. Gary Shilling*           Director                       April 28, 2000
-----------------------------
A. Gary Shilling

*By  /s/ Patrick E. Welch                                  April 28 ,2000
    ----------------------
    Patrick E. Welch
    Pursuant to Power of Attorney